FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-207567-04

November 29, 2016

FREE WRITING PROSPECTUS

STRUCTURAL AND COLLATERAL TERM SHEET

$652,913,725

(Approximate Initial Mortgage Pool Balance)

$567,218,000

(Approximate Offered Certificate Balance)

CFCRE 2016-C7

CCRE Commercial Mortgage Securities, L.P.

Depositor

Cantor Commercial Real Estate Lending, L.P.

Société Générale

UBS AG

Sponsors and Mortgage Loan Sellers

Cantor Fitzgerald & Co.	UBS Securities LLC	Société Générale

Joint Bookrunning Managers and Co-Lead Managers

CastleOak Securities, L.P.
Co-Manager

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The Offered Certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more Classes of Certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these Certificates, a contract of sale will come into being no sooner than the date on which the relevant Class has been priced and we have verified the allocation of Certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

CFCRE 2016-C7 Mortgage Trust

Capitalized terms used but not defined in this term sheet have the meanings assigned to them in the preliminary prospectus expected to be dated on or about November 30, 2016, relating to the Offered Certificates (the “Preliminary Prospectus”).

KEY FEATURES OF SECURITIZATION

Offering Terms:
Joint Bookrunners and Co-Lead Managers:	Cantor Fitzgerald & Co., UBS Securities LLC and SG Americas Securities, LLC
Co-Manager:	CastleOak Securities, L.P.
Mortgage Loan Sellers:	Cantor Commercial Real Estate Lending, L.P. (“CCRE”) (66.6%), Société Générale (“SG”) (20.9%) and UBS AG (“UBSAG”) (12.5%)
Rating Agencies:	Fitch Ratings, Inc., Kroll Bond Rating Agency, Inc. and Moody’s Investors Service, Inc.
Master Servicer:	Midland Loan Services, a Division of PNC Bank, National Association
Special Servicer:	Midland Loan Services, a Division of PNC Bank, National Association
Operating Advisor:	Park Bridge Lender Services LLC
Asset Representations Reviewer:	Park Bridge Lender Services LLC
Trustee:	Wells Fargo Bank, National Association
Certificate Administrator:	Wells Fargo Bank, National Association
Initial Directing Certificateholder:	Eightfold Real Estate Capital Fund IV, L.P.
Determination Date:	The 6th day of each month, or if such 6th day is not a business day, the following business day, commencing in January 2017.
Distribution Date:	4th business day following the Determination Date in each month, commencing in January 2017.
Cut-off Date:	The Due Date in December 2016 for each mortgage loan (or, in the case of any mortgage loan that has its first Due Date in January 2017, the date that would have been its Due Date in December 2016 if a monthly debt service payment were scheduled to be due in that month).
Settlement Date:	On or about December 21, 2016
Settlement Terms:	DTC, Euroclear and Clearstream, same day funds, with accrued interest.
ERISA Eligible:	All of the Offered Certificates are expected to be ERISA eligible.
SMMEA Eligible:	None of the Offered Certificates will be SMMEA eligible.
Day Count:	30/360
Tax Treatment:	REMIC
Rated Final Distribution Date:	December 2054
Minimum Denominations:	$10,000 (or $100,000 with respect to each Class of Class X Certificates) and in each case in multiples of $1 thereafter.
Clean-up Call:	1% (excluding any mortgage loans with anticipated repayment dates)

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

CFCRE 2016-C7 Mortgage Trust
TRANSACTION HIGHLIGHTS

Distribution of Collateral by Mortgage Loan Seller

Mortgage Loan Sellers	Number of Mortgage Loans	Number of Mortgaged Properties	Aggregate Cut-off Date Balance	% of Outstanding Pool Balance
Cantor Commercial Real Estate Lending, L.P.	24	51	$427,050,677	65.4%
Société Générale	6	6	103,733,048	15.9
UBS AG, New York Branch	6	6	81,630,000	12.5
Société Générale and Cantor Commercial Real Estate Lending, L.P. (1)	1	1	40,500,000	6.2
Total:	37	64	$652,913,725	100.0%
Pooled Collateral Facts:
Initial Outstanding Pool Balance:				$652,913,725
Number of Mortgage Loans:				37
Number of Mortgaged Properties:				64
Average Mortgage Loan Cut-off Date Balance:				$17,646,317
Average Mortgaged Property Cut-off Date Balance:				$10,201,777
Weighted Average Mortgage Rate:				4.4896%
Weighted Average Mortgage Loan Original Term to Maturity or ARD (months):				120
Weighted Average Mortgage Loan Remaining Term to Maturity or ARD (months):				119
Weighted Average Mortgage Loan Seasoning (months):				1
% of Mortgage Loans Secured by Properties Leased to a Single Tenant:				34.2%
% of Mortgage Loans Secured by Properties Leased to a Single Tenant Excluding Portfolios(2):				18.8%
Credit Statistics(3):
Weighted Average Mortgage Loan U/W NCF DSCR(4):				2.15x
Weighted Average Mortgage Loan Cut-off Date LTV(5):				55.0%
Weighted Average Mortgage Loan Maturity Date or ARD LTV(4)(5):				50.0%
Weighted Average U/W NOI Debt Yield:				11.0%
Amortization Overview:
% Mortgage Loans with Amortization through Maturity or ARD:				33.9%
% Mortgage Loans with Interest Only through Maturity or ARD:				50.5%
% Mortgage Loans with Interest Only followed by Amortization through Maturity or ARD:				15.6%
Weighted Average Remaining Amortization Term (months)(6):				355
Loan Structural Features:
% Mortgage Loans with Upfront or Ongoing Tax Reserves:				46.6%
% Mortgage Loans with Upfront or Ongoing Replacement Reserves(7):				52.7%
% Mortgage Loans with Upfront or Ongoing Insurance Reserves:				54.9%
% Mortgage Loans with Upfront or Ongoing TI/LC Reserves(8):				29.2%
% Mortgage Loans with Upfront Engineering Reserves:				29.2%
% Mortgage Loans with Upfront or Ongoing Other Reserves:				33.5%
% Mortgage Loans with In Place Hard Lockboxes:				58.4%
% Mortgage Loans with Cash Traps Triggered at Levels ≥ 1.10x:				73.1%
% Mortgage Loans with Defeasance Only after a Lockout Period and Prior to an Open Period:				63.5%
% Mortgage Loans with Prepayment Only with a Yield Maintenance Charge after a Lockout Period and Prior to an Open Period:				20.2%
% Mortgage Loans with Defeasance or Prepayment with a Yield Maintenance Charge after a Lockout Period and Prior to an Open Period:				15.0%
% Mortgage Loans with Prepayment with a Yield Maintenance Charge or Defeasance after a Yield Maintenance Period and Prior to an Open Period:				1.3%

(1)	Represents the Potomac Mills Loan. Société Générale and Cantor Commercial Real Estate Lending, L.P are contributing $32,750,000 (5.0% of Initial Outstanding Pool Balance) and $7,750,000 (1.2% of Initial Outstanding Pool Balance) to the CFCRE 2016-C7 mortgage trust, respectively.
(2)	Excludes mortgaged loans secured by multiple properties leased to the same tenant.

(3)	With respect to the Hilton Hawaiian Village Loan, Google Kirkland Campus Phase II Loan, Fresno Fashion Fair Loan, Potomac Mills Loan, 681 Fifth Avenue Loan and Residence Inn by Marriott LAX Loan, the U/W NCF DSCR, Cut-off Date LTV, Maturity Date or ARD LTV and U/W NOI Debt Yield calculations include the related pari passu loan(s) (but not any related subordinate companion loan).
(4)	With respect to the 25 Senate Place Jersey City Loan, the U/W NCF DSCR and Maturity Date or ARD LTV are calculated using the average principal and interest payments over the first 12 months following the Cut-off Date. The 25 Senate Place Jersey City Loan amortizes on a planned amortization schedule provided in Annex E of the Preliminary Prospectus, which was calculated by amortizing the original aggregate mortgage loan and mezzanine loan principal balance of $66.0 million over 30 years and applying the principal pro-rata to the $56.0 million mortgage loan and $10.0 million mezzanine loan based on their original outstanding balance.
(5)	With respect to the Residence Inn by Marriott LAX Loan, representing 2.1% of the initial outstanding principal balance, the Cut-off Date LTV and Maturity Date or ARD LTV have been calculated based on the “as stabilized” value. With respect to the Altama Village Loan, representing 0.9% of the initial outstanding principal balance, the Cut-off Date LTV and Maturity Date or ARD LTV have been calculated based on the “prospective value upon completion/stabilization” value. For additional information, see the Footnotes to Annex A-1 in the Preliminary Prospectus.
(6)	Excludes mortgage loans which are interest only for the full loan term.
(7)	Includes FF&E Reserves.
(8)	Represents the percent of the allocated initial outstanding principal balance of retail, office, industrial and mixed use properties only.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

CFCRE 2016-C7 Mortgage Trust
SUMMARY OF THE CERTIFICATES

OFFERED CERTIFICATES

Class(1)	Ratings (Fitch/KBRA/Moody’s)	Initial Certificate Balance or Notional Amount(2)	Initial Subordination Levels	Weighted Average Life (years)(3)	Principal Window (months)(3)	Certificate Principal to Value Ratio(4)	Underwritten NOI Debt Yield(5)
Class A-1	AAAsf/AAA(sf)/Aaa(sf)	$20,266,000	30.000%(6)	2.76	1 - 60	38.5%	15.7%
Class A-SB	AAAsf/AAA(sf)/Aaa(sf)	$28,337,000	30.000%(6)	7.13	60 - 113	38.5%	15.7%
Class A-2	AAAsf/AAA(sf)/Aaa(sf)	$184,000,000	30.000%(6)	9.83	113 - 119	38.5%	15.7%
Class A-3	AAAsf/AAA(sf)/Aaa(sf)	$224,436,000	30.000%(6)	9.92	119 - 120	38.5%	15.7%
Class X-A(7)	AAAsf/AAA(sf)/Aaa(sf)	$457,039,000(8)	N/A	N/A	N/A	N/A	N/A
Class X-B(7)	AA-sf/AAA(sf)/NR	$77,534,000(8)	N/A	N/A	N/A	N/A	N/A
Class X-C(7)	A-sf/AAA(sf)/NR	$32,645,000(8)	N/A	N/A	N/A	N/A	N/A
Class A-M	AAAsf/AAA(sf)/Aa1(sf)	$42,439,000	23.500%	9.97	120 - 120	42.1%	14.4%
Class B	AA-sf/AA(sf)/A1(sf)	$35,095,000	18.125%	9.97	120 - 120	45.0%	13.4%
Class C	A-sf/A(sf)/NR	$32,645,000	13.125%	9.97	120 - 120	47.8%	12.7%

NON-OFFERED CERTIFICATES

Class(1)	Ratings (Fitch/KBRA/Moody’s)	Initial Certificate Balance or Notional Amount(2)	Initial Subordination Levels	Weighted Average Life (years)(3)	Principal Window (months)(3)	Certificate Principal to Value Ratio(4)	Underwritten NOI Debt Yield(5)
Class X-D(7)	BBB-sf/BBB-(sf)/NR	$35,094,000(8)	N/A	N/A	N/A	N/A	N/A
Class X-E(7)	BB-sf/BB(sf)/NR	$16,323,000(8)	N/A	N/A	N/A	N/A	N/A
Class X-F(7)	B-sf/B(sf)/NR	$7,346,000(8)	N/A	N/A	N/A	N/A	N/A
Class X-G(7)	NR/NR/NR	$26,932,725(8)	N/A	N/A	N/A	N/A	N/A
Class D	BBB-sf/BBB-(sf)/NR	$35,094,000	7.750%	9.97	120 - 120	50.7%	11.9%
Class E	BB-sf/BB(sf)/NR	$16,323,000	5.250%	9.97	120 - 120	52.1%	11.6%
Class F	B-sf/B(sf)/NR	$7,346,000	4.125%	9.97	120 - 120	52.7%	11.5%
Class G	NR/NR/NR	$26,932,725	0.000%	9.97	120 - 120	55.0%	11.0%
Class V(9)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class R(9)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
(1)	The pass-through rates applicable to the Class A-1, Class A-SB, Class A-2, Class A-3, Class A-M, Class B, Class C, Class D, Class E, Class F and Class G Certificates (the “Principal Balance Certificates”) will equal one of: (i) a fixed per annum rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii) a rate equal to the lesser of a specified pass-through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate but no less than 0.000%.

(2)	Approximate; subject to a permitted variance of plus or minus 5%. In addition, the notional amounts of the Class X-A, Class X-B, Class X-C, Class X-D, Class X-E, Class X-F and Class X-G Certificates may vary depending upon the final pricing of the Classes of Certificates whose Certificate Balances comprise such notional amounts, and, if as a result of such pricing the pass-through rate of the Class X-A, Class X-B, Class X-C, Class X-D, Class X-E, Class X-F or Class X-G Certificates, as applicable, would be equal to zero, such Class of Certificates will not be issued on the settlement date of this securitization.

(3)	The weighted average life and principal window during which distributions of principal would be received as set forth in the table with respect to each Class of Certificates with a Certificate Balance is based on (i) modeling assumptions described in the Preliminary Prospectus, (ii) assumptions that there are no prepayments, delinquencies or losses on the mortgage loans prior to the maturity dates or anticipated repayment dates and (iii) assumptions that there are no extensions or forbearances of maturity dates.

(4)	“Certificate Principal to Value Ratio” for any Principal Balance Certificate is calculated as the product of (a) the weighted average mortgage loan Cut-off Date LTV of the mortgage pool rounded to one decimal place (of 55.0%), multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance of the related Class of Certificates and all other Classes, if any, that are senior to such Class, and the denominator of which is the total initial Certificate Balance of all Certificates. The Certificate Principal to Value Ratios of the Class A-1, Class A-SB, Class A-2 and Class A-3 Certificates are calculated in the aggregate for those Classes as if they were a single Class.

(5)	“Underwritten NOI Debt Yield” for any Class with a Certificate Balance is calculated as the product of (a) the weighted average U/W NOI Debt Yield for the mortgage pool rounded to one decimal place (of 11.0%), multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance of all Certificates and the denominator of which is the total initial Certificate Balance of the related Class of Certificates and all other Classes, if any, that are senior to such Class. The Underwritten NOI Debt Yields of the Class A-1, Class A-SB, Class A-2 and Class A-3 Certificates are calculated in the aggregate for those Classes as if they were a single Class.

(6)	The initial subordination levels for the Class A-1, Class A-SB, Class A-2 and Class A-3 Certificates are represented in the aggregate.

(7)	As further described in the Preliminary Prospectus, the pass-through rate applicable to each of Class X-A, Class X-B, Class X-C, Class X-D, Class X-E, Class X-F and Class X-G Certificates (the “Class X Certificates”) for each Distribution Date will generally be equal to the excess of (i) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary to accrue on the basis of a 360 day year consisting of twelve 30-day months), over (ii) the pass-through rate of the related Class of Principal Balance Certificates as set forth below (or the weighted average pass-through rate of those Classes of Principal Balance Certificates, if more than one, based on their Certificate Balances) as set forth below.

Class X Certificates	Related Class of Principal Balance Certificates
Class X-A	Class A-1, Class A-SB, Class A-2 and Class A-3
Class X-B	Class A-M and Class B
Class X-C	Class C
Class X-D	Class D
Class X-E	Class E
Class X-F	Class F
Class X-G	Class G
(8)	None of the Class X Certificates will have a Certificate Balance. None of the Class X Certificates will be entitled to distributions of principal. The interest accrual amounts on each Class of Class X Certificates will be calculated by reference to a notional amount equal to the Certificate Balance of the related Class of Principal Balance Certificates (or the sum of the Certificate Balances of the related Classes of Principal Balance Certificates) as set forth above.

(9)	The Class V Certificates will not have a Certificate Balance, notional amount, pass-through rate, assumed final distribution date or rating. The Class V Certificates represent undivided interests in excess interest accruing on an anticipated repayment date loan, as further described in the Preliminary Prospectus. The Class V Certificates will not be entitled to distributions in respect of principal or interest other than excess interest. The Class R Certificates will not have a Certificate Balance, notional amount, pass-through rate, assumed final distribution date or rating. The Class R Certificates represent the residual interests in each Trust REMIC, as further described in the Preliminary Prospectus. The Class R Certificates will not be entitled to distributions of principal or interest.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

CFCRE 2016-C7 Mortgage Trust
STRUCTURE OVERVIEW

Principal Payments:

Payments in respect of principal of the Certificates will be distributed, first, to the Class A-SB Certificates, until the Certificate Balance of such Class is reduced to the planned principal balance for the related Distribution Date set forth on Annex D to the Preliminary Prospectus, then, to the Class A-1, Class A-2, Class A-3 and Class A-SB Certificates in that order, until the Certificate Balance of each such Class is reduced to zero, then, to the Class A-M Certificates until the Certificate Balance of the Class A-M Certificates has been reduced to zero, then, to the Class B Certificates until the Certificate Balance of the Class B Certificates has been reduced to zero, then, to the Class C Certificates, until the Certificate Balance of the Class C Certificates has been reduced to zero, and then, to the Class D, Class E, Class F and Class G Certificates, in that order, until the Certificate Balance of each such Class is reduced to zero. Notwithstanding the foregoing, if the total Certificate Balance of the Class A-M and Class B through Class G Certificates have been reduced to zero as a result of loss allocation, payments in respect of principal of the Certificates will be distributed, first, to the Class A-1, Class A-SB, Class A-2 and Class A-3 Certificates, on a pro rata basis, based on the Certificate Balance of each such Class, then, to the extent of any recoveries on realized losses, to the Class A-M, Class B, Class C, Class D, Class E, Class F and Class G Certificates, in that order, in each case until the Certificate Balance of each such Class is reduced to zero (or previously allocated realized losses have been fully reimbursed).

The Class X-A, Class X-B, Class X-C, Class X-D, Class X-E, Class X-F and Class X-G Certificates will not be entitled to receive distributions of principal; however, the notional amount of each class of Class X Certificates will be reduced by the aggregate amount of the principal distributions and realized losses allocated to the related class of Principal Balance Certificates.

Interest Payments:

On each Distribution Date, interest accrued for each Class of the Certificates at the applicable pass-through rate will be distributed in the following order of priority, to the extent of available funds: first, to the Class A-1, Class A-SB, Class A-2, Class A-3 and Class X Certificates, on a pro rata basis, based on the accrued and unpaid interest on each such Class, and then, to the Class A-M, Class B, Class C, Class D, Class E, Class F and Class G Certificates, in that order, in each case until the interest payable to each such Class is paid in full.

The pass-through rates applicable to the Class A-1, Class A-SB, Class A-2, Class A-3, Class A-M, Class B, Class C, Class D, Class E, Class F and Class G Certificates for each Distribution Date will equal one of: (i) a fixed per annum rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii) a rate equal to the lesser of a specified pass-through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate but no less than 0.000%.

As further described in the Preliminary Prospectus, the pass-through rate applicable to each class of the Class X Certificates for each Distribution Date will generally be equal to the excess of the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over the pass-through rate of the related class of Principal Balance Certificates (or the weighted average pass-through rate of the related classes of Principal Balance Certificates, if more than one, based on their Certificate Balances). The notional amount of each Class of Class X Certificates may vary depending upon the final pricing of the Classes of Certificates whose Certificate Balances comprise such notional amount and, if as a result of such pricing the pass-through rate of such Class of Class X Certificates would be equal to zero, such Class X Certificates may not be issued on the settlement date of this securitization.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

CFCRE 2016-C7 Mortgage Trust
STRUCTURE OVERVIEW

Prepayment Interest Shortfalls:	Prepayment interest shortfalls will be allocated pro rata based on interest entitlements, in reduction of the interest otherwise payable with respect to each of the interest-bearing Certificate Classes.
Loss Allocation:	Losses will be allocated to each Class of Certificates in reverse alphabetical order starting with Class G through and including Class B Certificates, then, to the Class A-M Certificates, and then to Class A-1, Class A-SB, Class A-2 and Class A-3 Certificates on a pro rata basis based on the Certificate Balance of each such Class. The notional amount of any Class of Class X Certificates will be reduced by the aggregate amount of realized losses allocated to the Certificates that are components of the notional amount of such Class X Certificates.
Prepayment Premiums:

A percentage of all prepayment premiums (either fixed prepayment premiums or yield maintenance amounts) collected on the mortgage loans will be allocated to each of the Class A-1, Class A-SB, Class A-2, Class A-3, Class A-M, Class B, Class C and Class D Certificates (the “YM P&I Certificates”) then entitled to principal distributions, which percentage will be equal to the product of (a) a fraction, not greater than one, the numerator of which is the amount of principal distributed to such Class on such Distribution Date and the denominator of which is the total amount of principal distributed to the holders of the Class A-1, Class A-SB, Class A-2, Class A-3, Class A-M, Class B, Class C, Class D, Class E, Class F and Class G Certificates on such Distribution Date, and (b) a fraction (expressed as a percentage which can be no greater than 100% nor less than 0%), the numerator of which is the excess of the pass-through rate of each such Class of Certificates currently receiving principal over the relevant Discount Rate, and the denominator of which is the excess of the mortgage rate of the related mortgage loan over the relevant Discount Rate.

Prepayment Premium Allocation Percentage for all YM P&I Certificates =

	(Pass-Through Rate - Discount Rate)	X	The percentage of the principal distribution amount to such Class as described in (a) above
(Mortgage Rate - Discount Rate)

The remaining percentage of the prepayment premiums will be allocated to the Class X Certificates in the manner described in the Preliminary Prospectus. In general, this formula provides for an increase in the percentage of prepayment premiums allocated to the YM P&I Certificates then entitled to principal distributions relative to the Class X Certificates as Discount Rates decrease and a decrease in the percentage allocated to such Classes as Discount Rates rise.

Whole Loans:

The Mortgaged Property identified on Annex A–1 to the Preliminary Prospectus as Hilton Hawaiian Village secures a mortgage loan with an outstanding principal balance as of the Cut–off Date of $56,625,000, evidenced by Note A-2-B-3 (the “Hilton Hawaiian Village Loan”), representing approximately 8.7% of the outstanding principal balance of the pool of mortgage loans, and also secures on a pari passu basis five subordinate notes totaling $578,400,000 ( collectively, the “Hilton Hawaiian Village Junior Companion Loans”) and 16 senior companion loans (each, a “Hilton Hawaiian Village Senior Companion Loan”) evidenced by the (1) controlling notes A-1-A, A-1-B, A-1-C, A-1-D and A-1-E, in the outstanding principal balance of $171,600,000, which are included in the Hilton USA Trust 2016-HHV mortgage trust, (2) non-controlling note A-2-A-1, in the outstanding principal balance of $94,000,000, which is expected to be contributed to the JPMCC 2016-JP4 mortgage trust, (3) non-controlling notes A-2-A-2, A-2-A-3 and A-2-A-4, in the outstanding principal balance of $142,250,000, which are currently held by JPMCB, (4) non-controlling notes A-2-B-1 and A-2-B-2, in the outstanding principal balance of $116,625,000, which is currently held by DBNY, (5) non-controlling notes A-2-D-1 and A-2-D-2, in the outstanding principal balance of $63,000,000, which is expected to be contributed to the MSBAM 2016-C32 mortgage trust and (6) non-controlling note A-2-E-1 and A-2-E-2, in the outstanding principal balance of $52,500,000, which are currently held by Barclays. The Hilton Hawaiian Village Loan and the Hilton Hawaiian Village Senior Companion Loans are pari passu in right of payment and together with the Hilton Hawaiian Village Junior Companion Loans, are collectively referred to in this Free Writing Prospectus as the “Hilton Hawaiian Village Whole Loan.”

The Hilton Hawaiian Village Whole Loan will be serviced pursuant to the Hilton USA Trust 2016-HHV TSA and the related co-lender agreement. For additional information regarding the

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Hilton Hawaiian Village Office Whole Loan, see “Description of the Mortgage Pool—The Whole Loans— Hilton Hawaiian Village Whole Loan” in the Preliminary Prospectus.

The Mortgaged Property identified on Annex A–1 to the Preliminary Prospectus as Google Kirkland Campus Phase II secures a mortgage loan with an outstanding principal balance as of the Cut–off Date of $50,000,000, evidenced by the controlling Note A-1 (the “Google Kirkland Campus Phase II Loan”), representing approximately 7.7% of the outstanding principal balance of the pool of mortgage loans, and also secures on a pari passu basis one companion loan evidenced by the non-controlling Note A-2, in the outstanding principal balance of $22,500,000 (the “Google Kirkland Campus Phase II Note A-2 Companion Loan”) which (subject to any applicable financing arrangement) is currently being held by CCRE (or an affiliate).The Google Kirkland Campus Phase II and the Google Kirkland Campus Phase II Note A-2 Companion Loan are pari passu in right of payment and are collectively referred to in this Free Writing Prospectus as the “Google Kirkland Campus Phase II Whole Loan.”

The Google Kirkland Campus Phase II Whole Loan will be serviced pursuant to the PSA and the related co-lender agreement. For additional information regarding the Google Kirkland Campus Phase II Whole Loan, see “Description of the Mortgage Pool—The Whole Loans— Google Kirkland Campus Phase II Whole Loan” in the Preliminary Prospectus.

The Mortgaged Property identified on Annex A–1 to the Preliminary Prospectus as Fresno Fashion Fair secures a mortgage loan with an outstanding principal balance as of the Cut–off Date of $41,000,000, evidenced by the non-controlling Note A-2-B and Note A-2-D (the “Fresno Fashion Fair Loan”), representing approximately 6.3% of the Initial Pool Balance, and also secures on a pari passu basis five companion loans evidenced by the (1) controlling Note A-1-A, in the outstanding principal balance of $60,000,000 (the “Fresno Fashion Fair Note A-1-A Companion Loan”), which is included in the JPMDB 2016-C4 mortgage trust, (2) non-controlling Note A-1-B, in the outstanding principal balance of $80,000,000 (the “Fresno Fashion Fair Note A-1-B Companion Loan”), which is currently held by JPMCB, (3) non-controlling Note A-1-C, in the outstanding principal balance of $69,000,000 (the “Fresno Fashion Fair Note A-1-C Companion Loan”), which is currently held by JPMCB, (4) non-controlling Note A-2-A, in the outstanding principal balance of $40,000,000 (the “Fresno Fashion Fair Note A-2-A Companion Loan”), which is included in the CFCRE 2016-C6 mortgage trust and (5) non-controlling Note A-2-C, in the outstanding principal balance of $35,000,000 (the “Fresno Fashion Fair Note A-2-C Companion Loan” and collectively, the “Fresno Fashion Fair Companion Loan”), which is currently held by Société Générale. The Fresno Fashion Fair Loan and the Fresno Fashion Fair Companion Loans are pari passu in right of payment and are collectively referred to in this Free Writing Prospectus as the “Fresno Fashion Fair Whole Loan.”

The Fresno Fashion Fair Whole Loan will be serviced pursuant to the JPMDB 2016-C4 pooling and servicing agreement and the related co-lender agreement. For additional information regarding the Fresno Fashion Fair Whole Loan, see “Description of the Mortgage Pool—The Whole Loans—Fresno Fashion Fair Whole Loan” in the Preliminary Prospectus

The Mortgaged Property identified on Annex A–1 to the Preliminary Prospectus as Potomac Mills secures a mortgage loan with an outstanding principal balance as of the Cut–off Date of $40,500,000, evidenced by the non-controlling Note A-2, Note A-3 and Note A-8 (the “Potomac Mills Loan”), representing approximately 6.2% of the outstanding principal balance of the pool of mortgage loans, and also secures on a pari passu basis 10 subordinate notes totaling $125,000,000 (collectively, the “Potomac Mills Junior Companion Loans”), which are currently held by Teachers Insurance and Annuity Association of America, a New York corporation, and 7 senior companion loans evidenced by the (1) controlling Note A-1, in the outstanding principal balance of $40,000,000 (the “Potomac Mills Note A-1 Companion Loan”), which was contributed to the CFCRE 2016-C6 mortgage trust, (2) non-controlling Note A-4, in the outstanding principal balance of $52,000,000 (the “Potomac Mills Note A-4 Companion Loan”), which is currently held by Bank of America, N.A., (4) non-controlling Note A-5, in the outstanding principal balance of $20,750,000 (the “Potomac Mills Note A-5 Companion Loan”), which is currently held by Bank of America, N.A., (5) non-controlling Note A-6, in the outstanding principal balance of $30,000,000 (the “Potomac Mills Note A-6 Companion Loan”), which was contributed to the CFCRE 2016-C6 mortgage trust, (6) non-controlling Note A-7 in the outstanding principal balance of $35,000,000 (the “Potomac Mills

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Note A-7 Companion Loan”), which was contributed to the CGCMT 2016-C3 mortgage trust, (7) non-controlling Note A-9, in the outstanding principal balance of $36,375,000 (the “Potomac Mills Note A-9 Companion Loan”), which is currently held by Barclays Bank PLC and (8) non-controlling Note A-10, in the outstanding principal balance of $36,375,000 (the “Potomac Mills Note A-10 Companion Loan” and collectively, the “Potomac Mills Senior Companion Loans”), which is currently held by Barclays Bank PLC. The Potomac Mills Loan and the Potomac Mills Senior Companion Loans are pari passu in right of payment and together with the Potomac Mills Junior Companion Loans, are collectively referred to in this Free Writing Prospectus as the “Potomac Mills Whole Loan.”

The Potomac Mills Whole Loan is serviced pursuant to the CFCRE 2016-C6 PSA and the related co-lender agreement. For additional information regarding the Potomac Mills Whole Loan, see “Description of the Mortgage Pool—The Whole Loans—Potomac Mills Whole Loan” in the Preliminary Prospectus.

The Mortgaged Property identified on Annex A–1 to the Preliminary Prospectus as 681 Fifth Avenue secures a mortgage loan with an outstanding principal balance as of the Cut–off Date of $34,000,000, evidenced by the non-controlling Note A-2 and Note A-4 (the “681 Fifth Avenue Loan”), representing approximately 5.2% of the Initial Pool Balance, and also secures on a pari passu basis four companion loans evidenced by the (1) controlling Note A-1, in the outstanding principal balance of $80,000,000 (the “681 Fifth Avenue Note A-1 Companion Loan”), which is expected to be in the MSC 2016-UBS12 mortgage trust, (2) non-controlling Note A-3, in the outstanding principal balance of $15,000,000 (the “681 Fifth Avenue Note A-3 Companion Loan”), which is currently held by UBS AG, New York Branch, (3) non-controlling Note A-5, in the outstanding principal balance of $57,500,000 (the “681 Fifth Avenue Note A-5 Companion Loan”), which is expected to be contributed to the CGCMT 2016-P6 transaction and (4) non-controlling Note A-6, in the outstanding principal balance of $28,500,000 (the “681 Fifth Avenue Note A-6 Companion Loan” and collectively, the “681 Fifth Avenue Companion Loans”), which is currently held by Citigroup. The 681 Fifth Avenue Loan and the 681 Fifth Avenue Companion Loans are pari passu in right of payment and are collectively referred to in this Free Writing Prospectus as the “681 Fifth Avenue Whole Loan.”

The 681 Fifth Avenue Whole Loan will be serviced pursuant to the MSC 2016-UBS12 pooling and servicing agreement and the related co-lender agreement. For additional information regarding the 681 Fifth Avenue Whole Loan, see “Description of the Mortgage Pool—The Whole Loans—681 Fifth Avenue Whole Loan” in the Preliminary Prospectus

The Mortgaged Property identified on Annex A–1 to the Preliminary Prospectus as Residence Inn by Marriott LAX secures a mortgage loan with an outstanding principal balance as of the Cut–off Date of $13,401,782, evidenced by the non-controlling Note A-3 (the “Residence Inn by Marriott LAX Loan”), representing approximately 2.1% of the outstanding principal balance of the pool of mortgage loans, and also secures on a pari passu basis two companion loans evidenced by the (i) non-controlling Note A-1, in the outstanding principal balance of $14,890,869 (the “Residence Inn by Marriott LAX Note A-1 Companion Loan”), which is included in the SGCMS 2016-C5 mortgage trust and (ii) the controlling Note A-2 in the outstanding principal balance of $24,818,114 (the “Residence Inn by Marriott LAX Note A-2 Companion Loan” and collectively, the “Residence Inn by Marriott LAX Companion Loans”), which is included in the CFCRE 2016-C6 mortgage trust. The Residence Inn by Marriott LAX Loan and the Residence Inn by Marriott LAX Companion Loans are pari passu in right of payment and are collectively referred to in this Free Writing Prospectus as the “Residence Inn by Marriott LAX Whole Loan.”

The Residence Inn by Marriott LAX Whole Loan is serviced pursuant to the CFCRE 2016-C6 PSA and the related co-lender agreement. For additional information regarding the Residence Inn by Marriott LAX Whole Loan, see “Description of the Mortgage Pool—The Whole Loans—Residence Inn by Marriott LAX Whole Loan” in the Preliminary Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Control Rights and Directing Holder:

Certain Classes of Certificates (the “Control Eligible Certificates”) will have certain control rights over servicing matters with respect to each mortgage loan (other than the Hilton Hawaiian Village Loan, Fresno Fashion Fair Loan, Potomac Mills Loan, 681 Fifth Avenue Loan and the Residence Inn by Marriott LAX Loan (the “Non-Serviced Whole Loans”). The majority owner or appointed representative of the Class of Control Eligible Certificates that is the Controlling Class (such owner or representative, the “Directing Holder”), will be entitled to direct the Special Servicer to take, or refrain from taking certain actions with respect to each mortgage loan (other than the Non-Serviced Whole Loans). Furthermore, the Directing Holder will also have the right to receive notice and consent to certain material actions that the Master Servicer and the Special Servicer proposes to take with respect to such mortgage loan.

It is expected that Eightfold Real Estate Capital Fund IV, L.P. will be the initial Directing Holder with respect to each mortgage loan (other than the Non-Serviced Whole Loans).

For a description of the directing holder for the Non-Serviced Whole Loans, see “Description of the Mortgage Pool—The Whole Loans” and “Pooling and Servicing Agreement—The Directing Holder” in the Preliminary Prospectus.

Control Eligible Certificates:	Class E, Class F and Class G Certificates.
Controlling Class:

The Controlling Class will be the most subordinate Class of Control Eligible Certificates then outstanding that has an aggregate Certificate Balance, as notionally reduced by any Appraisal Reduction Amounts allocable to such Class, at least equal to 25% of the initial Certificate Balance of such Class.

The Controlling Class as of the Settlement Date will be the Class G Certificates.

Appraised-Out Class:	Any Class of Control Eligible Certificates that has been determined, as a result of Appraisal Reductions Amounts allocable to such Class, to no longer be the Controlling Class.
Remedies Available to Holders of an Appraised-Out Class:

Holders of the majority of any Class of Control Eligible Certificates that is determined at any time of determination to be an Appraised-Out Class will have the right, at their sole expense, to require the Special Servicer to order a second appraisal for any mortgage loan for which an Appraisal Reduction Event has occurred. Upon receipt of the second appraisal, the Special Servicer will be required to determine, in accordance with the Servicing Standard, whether, based on its assessment of the second appraisal, a recalculation of the Appraisal Reduction Amount is warranted. If warranted, the Master Servicer will recalculate the Appraisal Reduction Amount based on the second appraisal, and if required by such recalculation, the Special Servicer will reinstate the Appraised-Out Class as the Controlling Class. The Holders of an Appraised-Out Class requesting a second appraisal will not be entitled to exercise any rights of the Controlling Class until such time, if any, as the Class is reinstated as the Controlling Class.

Control Termination Event:

Will occur when (i) the Class E Certificates have a Certificate Balance (taking into account the application of any Appraisal Reduction Amounts to notionally reduce the Certificate Balance of such Class) of less than 25% of the initial Certificate Balance of that Class or (ii) a holder of the Class E Certificates is the majority Controlling Class Certificateholder and has irrevocably waived its right, in writing, to exercise any of the rights of the Controlling Class Certificateholder and such rights have not been reinstated to a successor Controlling Class Certificateholder.

Upon the occurrence and the continuance of a Control Termination Event, the Directing Holder will no longer have any Control Rights and the Special Servicer will be required to consult with the Directing Holder and the Operating Advisor in connection with asset status reports and material special servicing actions (other than with respect to the Non-Serviced Whole Loans).

Consultation Termination Event:

Will occur when (i) there is no Class of Control Eligible Certificates that has a then-outstanding Certificate Balance at least equal to 25% of the initial Certificate Balance of that Class, in each case, without regard to the application of any cumulative Appraisal Reduction Amounts; or (ii) a holder of the Class E Certificates is the majority Controlling Class Certificateholder and has irrevocably waived its right, in writing, to exercise any of the rights of the Controlling Class Certificateholder and such rights have not been reinstated to a successor Controlling Class Certificateholder.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Upon the occurrence and continuance of a Consultation Termination Event the Directing Holder will have no rights under the pooling and servicing agreement for this securitization (the “PSA”) other than those rights that all Certificateholders have.

Appointment and Replacement of Special Servicer:

The Directing Holder will appoint the initial Special Servicer as of the securitization closing date. Prior to the occurrence and continuance of a Control Termination Event, the Special Servicer (other than with respect to the Non-Serviced Whole Loans) may generally be replaced at any time by the Directing Holder. The directing holder of the Non-Serviced Whole Loans will have the right to replace the special servicer with respect to the applicable loan in certain circumstances.

Upon the occurrence and during the continuance of a Control Termination Event, the Directing Holder will no longer have the right to replace the Special Servicer and such replacement (other than the Non-Serviced Whole Loans) will occur based on a vote of holders of all voting eligible Classes of Certificates as described below. See “Description of the Mortgage Pool—The Whole Loans” and “Pooling and Servicing Agreement” in the Preliminary Prospectus for a description of the special servicer appointment and replacement rights with respect to the Non-Serviced Whole Loans.

Replacement of Special Servicer by Vote of Certificateholders:

Other than with respect to the Non-Serviced Whole Loans, if a Control Termination Event has occurred and is continuing, upon (i) the written direction of holders of Certificates evidencing not less than 25% of the voting rights of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) requesting a vote to replace the Special Servicer with a replacement Special Servicer, (ii) payment by such requesting holders to the Certificate Administrator of all reasonable fees and expenses to be incurred by the Certificate Administrator in connection with administering such vote (which fees and expenses will not be additional trust fund expenses) and (iii) delivery by such holders to the Certificate Administrator and the Trustee of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates, the Certificate Administrator will be required to post notice on the Certificate Administrator’s website and concurrently by mail to all Certificateholders of such request and conduct the solicitation of votes of all Certificates in such regard, which such vote must occur within 180 days of the posting of such notice. Upon the written direction (within 180 days) of (i) Holders of at least 75% of a Certificateholder Quorum or (ii) the Holders of more than 50% of the voting rights of each Class of Non-Reduced Certificates, the Trustee will immediately replace the Special Servicer with the replacement Special Servicer (other than with respect to the Non-Serviced Whole Loans).

“Certificateholder Quorum” means, in connection with any solicitation of votes in connection with the replacement of the Special Servicer or the Asset Representations Reviewer, the holders of Certificates evidencing at least 75% of the aggregate voting rights (taking into account the application of any Appraisal Reduction Amounts to notionally reduce the Certificate Balance of the Certificates) of all Classes of Certificates entitled to principal, on an aggregate basis.

In addition, other than with respect to the Non-Serviced Whole Loans, after the occurrence of a Consultation Termination Event, if the Operating Advisor determines that the Special Servicer is not performing its duties as required under the PSA or is otherwise not acting in accordance with the Servicing Standard, the Operating Advisor will have the right to recommend the replacement of the Special Servicer. The Operating Advisor’s recommendation to replace the Special Servicer (other than with respect to the Non-Serviced Whole Loans) must be confirmed by a majority of the voting rights of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) within 180 days from the time such recommendation is posted to the Certificate Administrator website and is subject to the receipt of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates.

See “Description of the Mortgage Pool—The Whole Loans” and “Pooling and Servicing Agreement” in the Preliminary Prospectus for a description of the special servicer appointment and replacement rights with respect to the Non-Serviced Whole Loans.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Cap on Workout and Liquidation Fees:

The workout fees and liquidation fees payable to a Special Servicer under the PSA will be an amount equal to the lesser of: (1) 1.0% of each collection of interest and principal following a workout or liquidation and (2) $1,000,000 per workout or liquidation. All Modification Fees actually paid to the Special Servicer in connection with a workout or liquidation or in connection with any prior workout or partial liquidation that occurred within the prior 18 months will be deducted from the total workout and/or liquidation fees payable (other than Modification Fees earned while the mortgage loan was not in special servicing). In addition, the total amount of workout and liquidation fees actually payable by the Trust under the PSA will be capped in the aggregate at $1,000,000 for each mortgage loan.

Special Servicer Compensation:

The special servicing fee will equal 0.25% per annum of the stated principal balance of the related specially serviced loan or REO property. The Special Servicer and its affiliates will be prohibited from receiving or retaining any compensation or any other remuneration under the PSA (including in the form of commissions, brokerage fees or rebates) from any person (including the issuing entity, any borrower, any manager, any guarantor or indemnitor in respect of a mortgage loan or Whole Loan and any purchaser of any mortgage loan, Serviced Companion Loan or REO Property) in connection with the disposition, workout or foreclosure of any mortgage loan (or Serviced Whole Loan, if applicable), the management or disposition of any REO Property, or the performance of any other special servicing duties under the PSA, other than as expressly permitted in the PSA and other than commercially reasonable treasury management fees, banking fees, customary title agent fees and insurance commissions and fees received or retained by the Special Servicer or any of its Affiliates in connection with any services performed by such party with respect to any mortgage loan, Serviced Whole Loan or REO Property. Subject to certain limited exceptions, the Special Servicer will also be required to report any compensation or other remuneration the Special Servicer or its affiliates have received from any person and such information will be disclosed in the Certificateholders’ monthly distribution date statement.

Operating Advisor:

With respect to the mortgage loans (other than with respect to the Non-Serviced Whole Loans) and prior to the occurrence of a Control Termination Event, the Operating Advisor will have access to any final asset status report and all information available with respect to the transaction on the Certificate Administrator’s website but will not have any approval or consultation rights. After the occurrence and during the continuance of a Control Termination Event, the Operating Advisor will have consultation rights with respect to certain major decisions and will have additional monitoring responsibilities on behalf of the entire trust.

The Operating Advisor will be subject to termination if holders of at least 15% of the aggregate voting rights of the Certificates (in connection with termination and replacement relating to the mortgage loans) vote to terminate and replace the Operating Advisor and such vote is approved by holders of more than 50% of the applicable voting rights that exercise their right to vote, provided that holders of at least 50% of the applicable voting rights have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

The Operating Advisor will not have consultation rights in respect of the Non-Serviced Whole Loans.

Asset Representations Reviewer:

The Asset Representations Reviewer will be required to review certain delinquent mortgage loans after a specified delinquency threshold has been exceeded and the required percentage of Certificateholders vote to direct a review of such delinquent mortgage loans. An asset review will occur when either (1) mortgage loans with an aggregate outstanding principal balance of 25% or more of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period are delinquent loans or (2) at least 15 mortgage loans are delinquent loans as of the end of the applicable collection period and the outstanding principal balance of such delinquent loans in the aggregate constitutes at least 20% of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

CFCRE 2016-C7 Mortgage Trust
STRUCTURE OVERVIEW

The Asset Representations Reviewer may be terminated and replaced without cause. Upon (i) the written direction of Certificateholders evidencing not less than 25% of the voting rights requesting a vote to terminate and replace the Asset Representations Reviewer with a proposed successor Asset Representations Reviewer that is an eligible asset representations reviewer, and (ii) payment by such holders to the Certificate Administrator of the reasonable fees and expenses to be incurred by the Certificate Administrator in connection with administering such vote, the Certificate Administrator will promptly provide notice to all Certificateholders and the Asset Representations Reviewer of such request by posting such notice on its internet website, and by mailing such notice to all Certificateholders and the Asset Representations Reviewer. Upon the written direction of Certificateholders evidencing at least 75% of a Certificateholder Quorum, the trustee will terminate all of the rights and obligations of the Asset Representations Reviewer under the PSA by written notice to the Asset Representations Reviewer, and the proposed successor Asset Representations Reviewer will be appointed. See “Pooling and Servicing Agreement—The Asset Representations Reviewer” in the Preliminary Prospectus.

Dispute Resolution Provisions:

The mortgage loan sellers will be subject to the dispute resolution provisions set forth in the PSA to the extent those provisions are triggered with respect to any mortgage loan sold to the depositor by a mortgage loan seller and such mortgage loan seller will be obligated under the related mortgage loan purchase agreement to comply with all applicable provisions and to take part in any mediation or arbitration proceedings that may result.

Generally, in the event that a repurchase request as described in the Preliminary Prospectus is not “Resolved” within 180 days after the related mortgage loan seller receives such Repurchase Request, then the enforcing servicer will be required to send a notice to the initial requesting Certificateholder (if any) indicating the enforcing servicer’s intended course of action with respect to the Repurchase Request. If (a) the enforcing servicer’s intended course of action with respect to the Repurchase Request does not involve pursuing further action to exercise rights against the applicable mortgage loan seller with respect to the Repurchase Request and the initial requesting Certificateholder, if any, or any other Certificateholder or Certificate Owner wishes to exercise its right to refer the matter to mediation (including nonbinding arbitration) or arbitration, or (b) the enforcing servicer’s intended course of action is to pursue further action to exercise rights against the applicable mortgage loan seller with respect to the Repurchase Request but the initial requesting Certificateholder, if any, or any other Certificateholder or Certificate Owner does not agree with the dispute resolution method selected by the enforcing servicer, then the initial requesting Certificateholder, if any, or such other Certificateholder or Certificate Owner may deliver a written notice to the special servicer indicating its intent to exercise its right to refer the matter to either mediation or arbitration.

“Resolved” means, with respect to a Repurchase Request, (i) that the related material defect has been cured, (ii) the related mortgage loan has been repurchased in accordance with the related mortgage loan purchase agreement, (iii) a mortgage loan has been substituted for the related mortgage loan in accordance with the related mortgage loan purchase agreement, (iv) the applicable mortgage loan seller made the loss of value payment, (v) a contractually binding agreement is entered into between the enforcing servicer, on behalf of the issuing entity, and the related mortgage loan seller that settles the related mortgage loan seller’s obligations under the related mortgage loan purchase agreement, or (vi) the related mortgage loan is no longer property of the issuing entity as a result of a sale or other disposition in accordance with the PSA. See “Pooling and Servicing Agreement—Dispute Resolution Provisions” in the Preliminary Prospectus.

Liquidated Loan Waterfall:

On liquidation of any mortgage loan, all net liquidation proceeds will be applied so that amounts allocated as a recovery of accrued and unpaid interest will not, in the first instance, include any amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts. After the adjusted interest amount is so allocated, any remaining net liquidation proceeds will be allocated to pay principal on the mortgage loan until the unpaid principal amount of the mortgage loan has been reduced to zero. Any remaining liquidation proceeds would then be allocated as a recovery of accrued and unpaid interest corresponding to the amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

CFCRE 2016-C7 Mortgage Trust
OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Ten Largest Mortgage Loans

Mortgage Loan	Mortgage Loan Seller	City, State	Property Type	Cut-off Date Balance	% of Initial Outstanding Pool Balance	Cut-off Date Balance per Room/NRA (1)	Cut-off Date LTV Ratio(1)	U/W NCF DSCR(1)(2)	U/W NOI Debt Yield(1)
Hilton Hawaiian Village	CCRE	Honolulu, HI	Hospitality	$56,625,000	8.7%	$243,566	31.2%	4.47x	21.2%
25 Senate Place Jersey City	CCRE	Jersey City, NJ	Multifamily	$56,000,000	8.6%	$211,321	55.4%	1.45x	8.9%
Google Kirkland Campus Phase II	CCRE	Kirkland, WA	Office	$50,000,000	7.7%	$401	49.7%	2.56x	9.8%
Fresno Fashion Fair	SG	Fresno, CA	Retail	$41,000,000	6.3%	$606	57.5%	2.14x	8.1%
Potomac Mills	SG/CCRE	Woodbridge, VA	Retail	$40,500,000	6.2%	$199	38.0%	4.39x	13.9%
681 Fifth Avenue	UBSAG	New York, NY	Mixed Use	$34,000,000	5.2%	$2,604	48.9%	1.67x	7.3%
Walgreens Net Lease Portfolio 3	CCRE	Various, Various	Retail	$32,868,038	5.0%	$221	54.9%	2.02x	9.5%
FedEx Distribution Portfolio	CCRE	Various, Various	Industrial	$31,875,000	4.9%	$73	69.9%	1.26x	9.2%
Library Hotel	CCRE	New York, NY	Hospitality	$31,000,000	4.7%	$516,667	61.4%	1.41x	10.4%
Walgreens Net Lease Portfolio 2	CCRE	Various, Various	Retail	$30,087,937	4.6%	$222	56.0%	2.02x	9.5%
Top 10 Total/Weighted Average				$403,955,975	61.9%		50.8%	2.46x	11.3%
Non-Top 10 Total/Weighted Average(3)				$248,957,750	38.1%		61.7%	1.64x	10.5%
(1)	With respect to the Hilton Hawaiian Village Loan, Google Kirkland Campus Phase II Loan, Fresno Fashion Fair Loan, Potomac Mills Loan, 681 Fifth Avenue Loan and Residence Inn by Marriott LAX Loan, the Cut-off Date LTV, U/W NCF DSCR and U/W NOI Debt Yield calculations include the related pari passu loan(s) (but not any related subordinate companion loan).

(2)	With respect to the 25 Senate Place Jersey City Loan, the U/W NCF DSCR is calculated using the average principal and interest payments over the first 12 months following the Cut-off Date. The 25 Senate Place Jersey City Loan amortizes on a planned amortization schedule provided in Annex E of the Preliminary Prospectus, which was calculated by amortizing the original aggregate mortgage loan and mezzanine loan principal balance of $66.0 million over 30 years and applying the principal pro-rata to the $56.0 million mortgage loan and $10.0 million mezzanine loan based on their original outstanding balance.

(3)	Excludes the ten largest mortgage loans.

Distribution of Cut-off Date Balances(1)

						Weighted Averages
Range of Cut-off Date Balances			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR(3)	Cut-off Date LTV Ratio(4)	Maturity Date or ARD LTV Ratio(3)(4)
$1,700,000	-	$9,999,999	17	$78,722,921	12.1%	5.0689%	118	1.59x	63.8%	54.9%
$10,000,000	-	$19,999,999	7	$102,751,782	15.7%	4.8646%	119	1.73x	58.9%	52.9%
$20,000,000	-	$29,999,999	3	$67,483,048	10.3%	4.7810%	119	1.54x	63.5%	51.9%
$30,000,000		$39,999,999	5	$159,830,975	24.5%	4.7651%	120	1.68x	58.1%	54.4%
$40,000,000	-	$56,625,000	5	$244,125,000	37.4%	3.8841%	119	2.98x	46.1%	43.9%
Total/Weighted Average			37	$652,913,725	100.0%	4.4896%	119	2.15x	55.0%	50.0%

Distribution of Mortgage Rates(1)

						Weighted Averages
Range of Mortgage Rates			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR(3)	Cut-off Date LTV Ratio(4)	Maturity Date or ARD LTV Ratio(3)(4)
2.9882%	-	3.7499%	3	$131,500,000	20.1%	3.4356%	119	2.99x	48.5%	48.5%
3.7500%	-	4.2499%	6	$139,542,126	21.4%	4.1413%	119	2.95x	44.6%	42.5%
4.2500%	-	4.7499%	6	$146,387,661	22.4%	4.6070%	120	1.77x	55.9%	50.3%
4.7500%	-	5.2499%	11	$134,334,656	20.6%	4.9919%	120	1.50x	61.9%	54.8%
5.2500%	-	5.7499%	8	$94,386,782	14.5%	5.4773%	119	1.35x	67.3%	55.7%
5.7500%	-	6.1670%	3	$6,762,500	1.0%	5.8698%	105	1.42x	64.9%	56.0%
Total/Weighted Average			37	$652,913,725	100.0%	4.4896%	119	2.15x	55.0%	50.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

CFCRE 2016-C7 Mortgage Trust
OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Property Type Distribution(1)(5)

					Weighted Averages

Property Type	Number of Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Number of Unit/Rooms/ NRA/Pads	Cut-off Date Balance per Room/Unit/NRA/ Pad	Mortgage Rate	Stated Remaining Term (Mos.) (2)	Occupancy	U/W NCF DSCR(3)	Cut-off Date LTV Ratio(4)	Maturity Date or ARD LTV Ratio(3)(4)
Retail	37	$249,578,522	38.2%	3,247,610	$251	4.2163%	119	96.6%	2.30x	55.7%	51.6%
Single Tenant	24	$103,898,896	15.9%	602,185	$204	4.6370%	120	100.0%	1.98x	56.9%	53.8%
Regional Mall	2	$81,500,000	12.5%	1,996,090	$404	3.2894%	119	92.9%	3.26x	47.8%	47.8%
Anchored	5	$49,604,626	7.6%	578,373	$97	4.6674%	119	94.6%	1.51x	65.3%	52.7%
Shadow Anchored	5	$12,215,000	1.9%	55,339	$267	4.7715%	111	100.0%	2.06x	56.7%	53.1%
Unanchored	1	$2,360,000	0.4%	15,623	$151	5.3510%	120	100.0%	1.48x	65.7%	54.7%
Hospitality	4	$123,442,703	18.9%	3,321	$290,383	4.6631%	118	88.5%	2.89x	47.7%	42.8%
Full Service	3	$110,040,922	16.9%	3,090	$297,747	4.5711%	119	88.0%	3.06x	45.6%	41.4%
Extended Stay	1	$13,401,782	2.1%	231	$229,917	5.4190%	113	92.9%	1.56x	64.4%	54.0%
Multifamily	5	$78,100,000	12.0%	739	$165,149	4.9213%	120	96.4%	1.40x	58.5%	48.5%
Mid Rise	1	$56,000,000	8.6%	265	$211,321	4.6184%	120	97.0%	1.45x	55.4%	45.7%
Garden	4	$22,100,000	3.4%	474	$48,154	5.6890%	120	95.0%	1.28x	66.3%	55.7%
Mixed Use	5	$67,000,000	10.3%	168,297	$1,588	4.5016%	119	94.5%	1.69x	52.0%	50.0%
Retail/Office	3	$42,600,000	6.5%	93,340	$2,241	4.2970%	119	92.7%	1.73x	48.1%	48.1%
Office/Retail	1	$17,000,000	2.6%	66,683	$255	4.8100%	120	96.8%	1.46x	64.6%	57.0%
Multifamily/Retail	1	$7,400,000	1.1%	8,274	$894	4.9710%	120	100.0%	1.97x	45.1%	45.1%
Industrial	8	$66,907,500	10.2%	992,451	$83	5.1481%	120	98.5%	1.41x	66.1%	57.2%
Warehouse/Distribution	6	$51,017,500	7.8%	809,192	$71	5.2038%	120	98.1%	1.35x	67.2%	56.9%
Flex	1	$13,200,000	2.0%	95,000	$139	5.0560%	120	100.0%	1.41x	64.4%	59.4%
Manufacturing	1	$2,690,000	0.4%	88,259	$30	4.5440%	120	100.0%	2.48x	52.0%	52.0%
Office	4	$62,935,000	9.6%	228,929	$377	3.9180%	119	100.0%	2.33x	52.8%	51.7%
Suburban	1	$50,000,000	7.7%	180,844	$401	3.6739%	119	100.0%	2.56x	49.7%	49.7%
Medical	3	$12,935,000	2.0%	48,085	$284	4.8613%	119	100.0%	1.42x	64.6%	59.5%
Manufactured Housing Community	1	$4,950,000	0.8%	269	$18,401	5.3359%	120	87.7%	1.59x	65.9%	56.2%
Total/Weighted Average	64	$652,913,725	100.0%			4.4896%	119	95.3%	2.15x	55.0%	50.0%

Geographic Distribution(1)(5)

				Weighted Averages
State/Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR(3)	Cut-off Date LTV Ratio(4)	Maturity Date or ARD LTV Ratio(3)(4)
California	6	$80,801,782	12.4%	4.3448%	118	1.93x	56.7%	53.9%
Northern(6)	1	$41,000,000	6.3%	3.5870%	119	2.14x	57.5%	57.5%
Southern(6)	5	$39,801,782	6.1%	5.1255%	118	1.70x	55.8%	50.2%
New York	2	$65,000,000	10.0%	4.6385%	119	1.55x	54.9%	51.6%
New York City	2	$65,000,000	10.0%	4.6385%	119	1.55x	54.9%	51.6%
Remaining New York State	0	$0	0.0%	NAP	NAP	NAP	NAP	NAP
Hawaii	1	$56,625,000	8.7%	4.1995%	119	4.47x	31.2%	31.2%
New Jersey	1	$56,000,000	8.6%	4.6184%	120	1.45x	55.4%	45.7%
Texas	6	$53,974,282	8.3%	4.4831%	119	1.57x	64.7%	53.3%
Washington	1	$50,000,000	7.7%	3.6739%	119	2.56x	49.7%	49.7%
Virginia	1	$40,500,000	6.2%	2.9882%	119	4.39x	38.0%	38.0%
Ohio	5	$31,102,807	4.8%	5.3970%	120	1.35x	66.3%	56.9%
Illinois	3	$25,437,500	3.9%	4.3475%	119	2.39x	53.3%	51.9%
Pennsylvania	2	$22,970,768	3.5%	4.9537%	120	1.41x	66.0%	57.3%
North Carolina	1	$22,415,922	3.4%	4.6400%	117	1.76x	60.3%	49.1%
Georgia	2	$20,102,753	3.1%	5.4137%	120	1.32x	68.5%	57.1%
Tennessee	6	$19,938,150	3.1%	4.5930%	120	2.02x	54.9%	54.9%
Missouri	4	$13,557,953	2.1%	4.5930%	120	2.02x	56.0%	56.0%
Maryland	1	$13,200,000	2.0%	5.0560%	120	1.41x	64.4%	59.4%
Minnesota	3	$12,192,564	1.9%	5.0058%	120	1.71x	60.9%	53.9%
Kentucky	3	$10,396,554	1.6%	5.0121%	120	1.74x	59.9%	55.9%
Arkansas	1	$8,742,500	1.3%	4.8835%	120	1.55x	64.5%	57.0%
Massachusetts	1	$7,066,243	1.1%	5.3630%	120	1.26x	69.9%	58.2%
Florida	2	$6,921,021	1.1%	4.8293%	119	1.70x	61.5%	56.7%
Wisconsin	1	$6,632,500	1.0%	5.5290%	120	1.31x	67.7%	51.6%
Michigan	3	$6,606,170	1.0%	4.7918%	120	2.03x	52.5%	45.8%
South Dakota	2	$6,408,518	1.0%	4.5930%	120	2.02x	54.9%	54.9%
Wyoming	2	$4,050,000	0.6%	5.3510%	120	1.48x	65.7%	54.7%
Indiana	1	$3,976,012	0.6%	5.6890%	120	1.28x	66.3%	55.7%
Nebraska	1	$3,300,349	0.5%	4.5930%	120	2.02x	54.9%	54.9%
Louisiana	1	$3,294,378	0.5%	4.5930%	120	2.02x	56.0%	56.0%
Arizona	1	$1,700,000	0.3%	6.1670%	60	1.40x	60.5%	56.7%
Total/Weighted Average	64	$652,913,725	100.0%	4.4896%	119	2.15x	55.0%	50.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

CFCRE 2016-C7 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Cut-off Date LTV Ratios(1)(3)

						Weighted Averages
Range of Cut-off Date LTV Ratios			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR(3)	Cut-off Date LTV Ratio(4)	Maturity Date or ARD LTV Ratio(3)(4)
31.2%	-	54.9%	11	$260,958,803	40.0%	3.9961%	119	3.03x	44.3%	44.2%
55.0%	-	59.9%	3	$127,087,937	19.5%	4.2796%	120	1.81x	56.2%	51.9%
60.0%	-	64.9%	12	$155,637,329	23.8%	4.8700%	118	1.52x	62.9%	54.3%
65.0%	-	69.9%	10	$101,622,500	15.6%	5.4100%	120	1.34x	67.5%	55.6%
70.0%	-	70.8%	1	$7,607,156	1.2%	4.8500%	118	1.42x	70.8%	58.0%
Total/Weighted Average			37	$652,913,725	100.0%	4.4896%	119	2.15x	55.0%	50.0%

Distribution of Maturity Date or ARD LTV Ratios(1)(3)

						Weighted Averages
Range of LTV Ratios at Maturity or ARD			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR(3)	Cut-off Date LTV Ratio(4)	Maturity Date or ARD LTV Ratio(3)(4)
31.2%	-	39.9%	3	$99,450,765	15.2%	3.7124%	119	4.38x	34.3%	34.0%
40.0%	-	49.9%	5	$178,415,922	27.3%	4.2943%	119	1.89x	52.3%	47.8%
50.0%	-	54.9%	15	$176,961,946	27.1%	4.7983%	119	1.74x	60.2%	53.1%
55.0%	-	59.6%	14	$198,085,093	30.3%	4.7800%	119	1.63x	63.2%	57.4%
Total/Weighted Average			37	$652,913,725	100.0%	4.4896%	119	2.15x	55.0%	50.0%

Distribution of Underwritten NCF Debt Service Coverage Ratios(1)

						Weighted Averages
Range of Underwritten NCF Debt Service Coverage Ratios			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR(3)	Cut-off Date LTV Ratio(4)	Maturity Date or ARD LTV Ratio(3)(4)
1.26x	-	1.39x	6	$74,845,000	11.5%	5.4471%	120	1.29x	67.8%	56.4%
1.40x	-	1.44x	6	$70,957,156	10.9%	5.1065%	118	1.41x	64.2%	55.6%
1.45x	-	1.54x	7	$102,587,500	15.7%	4.8212%	120	1.46x	59.4%	50.3%
1.55x	-	1.99x	7	$122,477,329	18.8%	4.5599%	118	1.69x	56.8%	50.3%
2.00x	-	2.49x	7	$131,671,740	20.2%	4.1959%	119	2.15x	55.1%	54.9%
2.50x	-	4.47x	4	$150,375,000	23.0%	3.6958%	119	3.78x	39.6%	39.6%
Total/Weighted Average			37	$652,913,725	100.0%	4.4896%	119	2.15x	55.0%	50.0%

Original Terms to Maturity or ARD(1)(2)

				Weighted Averages
Original Terms to Maturity or ARD	Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR(3)	Cut-off Date LTV Ratio(4)	Maturity Date or ARD LTV Ratio(3)(4)
60	1	$1,700,000	0.3%	6.1670%	60	1.40x	60.5%	56.7%
120	36	$651,213,725	99.7%	4.4852%	119	2.15x	55.0%	50.0%
Total/Weighted Average	37	$652,913,725	100.0%	4.4896%	119	2.15x	55.0%	50.0%

Distribution of Remaining Terms to Maturity or ARD(1)(2)

						Weighted Averages
Range of Remaining Terms to Maturity or ARD			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR(3)	Cut-off Date LTV Ratio(4)	Maturity Date or ARD LTV Ratio(3)(4)
60	-	60	1	$1,700,000	0.3%	6.1670%	60	1.40x	60.5%	56.7%
113	-	120	36	$651,213,725	99.7%	4.4852%	119	2.15x	55.0%	50.0%
Total/Weighted Average			37	$652,913,725	100.0%	4.4896%	119	2.15x	55.0%	50.0%

Distribution of Underwritten NOI Debt Yields(1)

						Weighted Averages
Range of Underwritten NOI Debt Yields			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR(3)	Cut-off Date LTV Ratio(4)	Maturity Date or ARD LTV Ratio(3)(4)
7.3%	-	8.9%	3	$131,000,000	20.1%	4.1679%	119	1.72x	54.4%	50.2%
9.0%	-	9.9%	11	$240,640,257	36.9%	4.6157%	120	1.80x	60.1%	54.8%
10.0%	-	12.4%	18	$156,716,782	24.0%	5.0358%	119	1.68x	60.1%	52.8%
12.5%		12.9%	1	$22,415,922	3.4%	4.6400%	117	1.76x	60.3%	49.1%
13.0%	-	21.2%	4	$102,140,765	15.6%	3.7343%	119	4.33x	34.7%	34.5%
Total/Weighted Average			37	$652,913,725	100.0%	4.4896%	119	2.15x	55.0%	50.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

CFCRE 2016-C7 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Amortization Types(1)

				Weighted Averages
Amortization Type	Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR(3)	Cut-off Date LTV Ratio(4)	Maturity Date or ARD LTV Ratio(3)(4)
Interest Only	10	$266,765,000	40.9%	3.8556%	119	3.02x	45.0%	45.0%
Amortizing Balloon	16	$221,265,250	33.9%	4.9781%	119	1.45x	63.0%	51.6%
Interest Only, then Amortizing	9	$101,927,500	15.6%	5.0249%	120	1.45x	63.4%	56.5%
Interest Only, ARD	2	$62,955,975	9.6%	4.5930%	120	2.02x	55.4%	55.4%
Total/Weighted Average	37	$652,913,725	100.0%	4.4896%	119	2.15x	55.0%	50.0%

Loan Purpose(1)

				Weighted Averages
Loan Purpose	Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR(3)	Cut-off Date LTV Ratio(4)	Maturity Date or ARD LTV Ratio(3)(4)
Refinance	19	$450,609,829	69.0%	4.4823%	119	2.25x	53.3%	47.6%
Acquisition	17	$161,303,896	24.7%	4.7395%	120	1.86x	59.0%	55.0%
Recapitalization	1	$41,000,000	6.3%	3.5870%	119	2.14x	57.5%	57.5%
Total/Weighted Average	37	$652,913,725	100.0%	4.4896%	119	2.15x	55.0%	50.0%

Footnotes:

(1)	With respect to the Hilton Hawaiian Village Loan, Google Kirkland Campus Phase II Loan, Fresno Fashion Fair Loan, Potomac Mills Loan, 681 Fifth Avenue Loan and Residence Inn by Marriott LAX Loan, the Cut-off Date LTV, U/W NCF DSCR and U/W NOI Debt Yield calculations include the related pari passu loan(s) (but not any related subordinate companion loan).
(2)	In the case of the Walgreens Net Lease Portfolio 3 Loan and Walgreens Net Lease Portfolio 2 Loan, collectively representing 9.6% of the initial pool balance, each of which has an anticipated repayment date, the Original Term to Maturity or ARD and Maturity Date or ARD LTV Ratios are through the related anticipated repayment date.
(3)	With respect to the 25 Senate Place Jersey City Loan, the U/W NCF DSCR and Maturity Date or ARD LTV are calculated using the average principal and interest payments over the first 12 months following the Cut-off Date. The 25 Senate Place Jersey City Loan amortizes on a planned amortization schedule provided in Annex E of the Preliminary Prospectus, which was calculated by amortizing the original aggregate mortgage loan and mezzanine loan principal balance of $66.0 million over 30 years and applying the principal pro-rata to the $56.0 million mortgage loan and $10.0 million mezzanine loan based on their original outstanding balance.
(4)	With respect to the Residence Inn by Marriott LAX Loan, representing 2.1% of the initial outstanding principal balance, the Cut-off Date LTV and Maturity Date or ARD LTV have been calculated based on the “as stabilized” value. With respect to the Altama Village Loan, representing 0.9% of the initial outstanding principal balance, the Cut-off Date LTV and Maturity Date or ARD LTV have been calculated based on the “prospective value upon completion/stabilization” value. For additional information, see the Footnotes to Annex A-1 in the Preliminary Prospectus.
(5)	Reflects allocated loan amount for properties securing multi-property mortgage loans.
(6)	For purposes of determining whether a mortgaged property is in Northern California or Southern California, Northern California includes areas with zip codes above 93600 and Southern California includes areas with zip codes of 93600 and below.

Previous Securitization History(1)

Mortgage Loan	Mortgage Loan Seller	City, State	Property Type	Cut-off Date Balance	% of Initial Outstanding Pool Balance	Previous Securitization
Hilton Hawaiian Village	CCRE	Honolulu, HI	Hospitality	$56,625,000	8.7%	Hilton USA Trust 2013-HLT
Potomac Mills	SG/CCRE	Woodbridge, VA	Retail	$40,500,000	6.2%	LBUBS 2007-C6; WBCMT 2007-C33
681 Fifth Avenue	UBSAG	New York, NY	Mixed Use	$34,000,000	5.2%	RCMC 2012-CREL1; DBUBS 2011-LC1A
FedEx Distribution Portfolio	CCRE	Various, Various	Industrial	$31,875,000	4.9%	LBUBS 2007-C2
Library Hotel	CCRE	New York, NY	Hospitality	$31,000,000	4.7%	CSMC 2007-C3
Melohn Multifamily Portfolio I	CCRE	Various, Various	Multifamily	$22,100,000	3.4%	MLFT 2006-1
Venice Portfolio(2)	CCRE	Venice, CA	Mixed Use	$16,000,000	2.5%	JPMCC 2007-LD11; CSMC 2007-C1
Lubbock Parkade	UBSAG	Lubbock, TX	Retail	$13,750,000	2.1%	WBCMT 2007-C33
Leisure Village MHC	UBSAG	Buckeye Lake, OH	Manufactured Housing Community	$4,950,000	0.8%	MSC 2006-IQ12
Total				$250,800,000	38.4%
(1)	Includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such property was included in a securitization. The table above is based on information provided by the related borrower or obtained through searches of a third-party database. The information has not otherwise been confirmed by the depositor, the mortgage loan sellers or any other underwriter.

(2)	The most recent financing for the 425-431 Ocean Front Walk mortgaged property and 80 Windward mortgaged property was previously securitized in the JPMCC 2007-LD11 and CSMC 2007-C1 securitizations, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

CFCRE 2016-C7 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Companion Loan Summary

Mortgage Loan	Mortgage Loan Cut-off Date Balance	Companion Loan(s) Cut-off Date Balance	Subordinate Loan(s) Cut-off Date Balance	Whole Loan Cut-off Date Balance	Pooling & Servicing Agreement	Master Servicer	Special Servicer	Control Rights
Hilton Hawaiian Village	$56,625,000	$639,975,000	$578,400,000	$1,275,000,000	Hilton USA Trust 2016-HHV	Wells Fargo	Aegon USA Realty Advisors, LLC	Hilton USA Trust 2016-HHV
Google Kirkland Campus Phase II	$50,000,000	$22,500,000	$0	$72,500,000	CFCRE 2016-C7	Midland Loan Services	Midland Loan Services	CFCRE 2016-C7
Fresno Fashion Fair	$41,000,000	$284,000,000	$0	$325,000,000	JPMDB 2016-C4	Wells Fargo	Midland Loan Services	JPMDB 2016-C4
Potomac Mills	$40,500,000	$250,500,000	$125,000,000	$416,000,000	CFCRE 2016-C6	Wells Fargo	Aegon USA Realty Advisors, LLC	TIAA(1)
681 Fifth Avenue	$34,000,000	$181,000,000	$0	$215,000,000	MSC 2016-UBS12	Midland Loan Services	Rialto Capital Advisors, LLC	MSC 2016-UBS12
Residence Inn by Marriott LAX	$13,401,782	$39,708,983	$0	$53,110,764	CFCRE 2016-C6	Wells Fargo	Rialto Capital Advisors, LLC	CFCRE 2016-C6
(1)	The initial controlling noteholder for the Potomac Mills Whole Loan is Teachers Insurance and Annuity Association of America.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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2005 Kalia Road Honolulu, HI 96815	Collateral Asset Summary – Loan No. 1 Hilton Hawaiian Village	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,625,000 31.2% 4.47x 21.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2005 Kalia Road Honolulu, HI 96815	Collateral Asset Summary – Loan No. 1 Hilton Hawaiian Village	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,625,000 31.2% 4.47x 21.2%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Credit Assessment
(Moody’s/Fitch/KBRA):	aa3(sca.pd)/BBB-sf/BBB+
Borrower Sponsor(1):	Park Intermediate Holdings LLC
Borrower:	Hilton Hawaiian Village LLC
Original Balance(2):	$56,625,000
Cut-off Date Balance(2):	$56,625,000
% by Initial UPB:	8.7%
Interest Rate:	4.1995%
Payment Date:	1st of each month
First Payment Date:	December 1, 2016
Maturity Date:	November 1, 2026
Amortization:	Interest Only
Additional Debt(2):	$639,975,000 Pari Passu Debt; $578,400,000 Subordinate Secured Debt
Call Protection(3)(4):	L(25), DorYM1(88), O(7)
Lockbox / Cash Management:	Hard / Springing

Reserves(5)
	Initial	Monthly
Taxes:	$0	Springing
Insurance:	$0	Springing
FF&E:	$0	Springing

Financial Information
	Senior Notes(6)	Total Debt(7)
Cut-off Date Balance / Room:	$243,566	$445,804
Balloon Balance / Room:	$243,566	$445,804
Cut-off Date LTV:	31.2%	57.2%
Balloon LTV:	31.2%	57.2%
Underwritten NOI DSCR:	4.98x	2.72x
Underwritten NCF DSCR:	4.47x	2.44x
Underwritten NOI Debt Yield:	21.2%	11.6%
Underwritten NCF Debt Yield:	19.0%	10.4%
Underwritten NOI Debt Yield at Balloon:	21.2%	11.6%
Underwritten NCF Debt Yield at Balloon:	19.0%	10.4%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type(8):	Full Service Hospitality
Collateral(9):	Fee Simple/Leasehold
Location:	Honolulu, HI
Year Built / Renovated:	1961 / 2016
Total Rooms:	2,860
Property Management:	Hilton Management LLC
Underwritten NOI:	$147,564,484
Underwritten NCF:	$132,586,975
Appraised Value:	$2,230,000,000
Appraisal Date:	August 30, 2016

Historical NOI
Most Recent NOI:	$146,972,618 (T-12 September 30, 2016)
2015 NOI:	$143,409,371 (December 31, 2015)
2014 NOI:	$133,704,404 (December 31, 2014)
2013 NOI:	$123,963,830 (December 31, 2013)

Historical Occupancy
Most Recent Occupancy:	94.6% (September 30, 2016)
2015 Occupancy:	94.4% (December 31, 2015)
2014 Occupancy:	90.7% (December 31, 2014)
2013 Occupancy:	89.9% (December 31, 2013)

(1)	Non-recourse carve-out liability is capped. See “The Borrower / Borrower Sponsor” below.

(2)	The Original Balance and Cut-off Date Balance of $56.625 million represents the senior non-controlling Note A-2-B-3 which, together with the remaining pari passu senior notes have an aggregate original principal balance of $696.6 million and the subordinate notes with an aggregate original principal balance of $578.4 million, comprises the Hilton Hawaiian Village Whole Loan with an aggregate original principal balance of $1.275 billion. For additional information regarding the pari passu senior notes and subordinate notes, see “The Loan” below.

(3)	The borrower has the option of (a) prepayment in full together with the greater of 1% or yield maintenance or (b) defeasance in full. The lockout period will be at least 25 payment dates beginning with and including the first payment date of December 1, 2016. Defeasance of the full $1.275 billion Hilton Hawaiian Village Whole Loan is permitted after the date that is the earlier to occur of (i) two years after the closing date of the securitization that includes the last pari passu note to be securitized and (ii) May 1, 2019. The assumed lockout period of 25 payments is based on the expected CFCRE 2016-C7 securitization closing date in December 2016. The actual lockout period may be longer.

(4)	Partial release is permitted. See “Partial Release” below.

(5)	See “Initial Reserves” and “Ongoing Reserves” below.

(6)	DSCR, LTV, Debt Yield and Balance / Room calculations are based on the Senior Notes only, which have an aggregate principal balance of $696.6 million.

(7)	Total DSCR, LTV, Debt Yield and Balance / Room calculations are based on the Hilton Hawaiian Village Whole Loan, which has an aggregate principal balance of $1.275 billion, which includes $578.4 million of subordinate notes.

(8)	The Hilton Hawaiian Village Property also includes approximately 130,489 sq. ft. of commercial / retail space leased to more than 100 tenants.

(9)	The borrower has a leasehold interest in approximately 5,900 sq. ft. that contains a small apartment building. See “Ground Lease” below.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2005 Kalia Road Honolulu, HI 96815	Collateral Asset Summary – Loan No. 1 Hilton Hawaiian Village	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,625,000 31.2% 4.47x 21.2%

Historical Occupancy, ADR, RevPAR(1)
	Hilton Hawaiian Village Property(2)			Competitive Set			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2014	90.7%	$238.34	$216.26	87.8%	$250.07	$219.50	103.4%	95.3%	98.5%
2015	94.4%	$240.59	$227.18	89.0%	$256.75	$228.38	106.2%	93.7%	99.5%
T-12 Sept-16	94.7%	$250.44	$237.21	89.6%	$257.81	$230.90	105.8%	97.1%	102.7%
(1)	Source: Hospitality research reports.

(2)	The minor variances between the underwriting, the appraisal and the above table with respect to Occupancy, ADR and RevPAR at the Hilton Hawaiian Village Property are attributable to variances in reporting methodologies and/or timing differences.

The Loan.    The Hilton Hawaiian Village loan (the “Hilton Hawaiian Village Loan”) is a fixed rate loan secured by the borrower’s fee interest in a 2,860 room, full service, luxury, beachfront resort located in Honolulu, Hawaii (the “Hilton Hawaiian Village Property”), together with the borrower’s leasehold interest in an approximately 5,900 sq. ft. portion of the Hilton Hawaiian Village Property. The Hilton Hawaiian Village Loan was co-originated by Deutsche Bank AG, New York Branch (“DBNY”), JPMorgan Chase Bank, National Association (“JPMCB”), Morgan Stanley Bank, N.A. (“MSB”) and Barclays Bank PLC (“Barclays”) and CCRE purchased non-controlling Note A-2-B-3 from DBNY prior to the date hereof. The Hilton Hawaiian Village Loan is evidenced by the non-controlling Note A-2-B-3, with an original principal balance of $56.625 million that is part of a $1.275 billion whole loan that is evidenced by 21 promissory notes: 16 senior notes with an aggregate original principal balance of $696.6 million (the “Senior Notes”) and five junior notes with an aggregate original principal balance of $578.4 million (the “Junior Notes” and, together with the Senior Notes, the “Hilton Hawaiian Village Whole Loan”). Only the Hilton Hawaiian Village Loan will be included in the CFCRE 2016-C7 mortgage trust. Five of the Senior Notes, with an aggregate original principal balance of $171.6 million and all of the Junior Notes are expected to be contributed to the Hilton USA Trust 2016-HHV mortgage trust. The remaining Senior Notes, with an original principal balance of $468.375 million, are expected to be held by DBNY, JPMCB, MSB and Barclays, or one of their respective affiliates, and contributed to one or more future securitizations.

The relationship between the holders of the Hilton Hawaiian Village Whole Loan will be governed by a co-lender agreement as described under “Description of the Mortgage Pool– The Whole Loans – Hilton Hawaiian Village Whole Loan” in the Preliminary Prospectus.

Whole Loan Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-2-B-3	$56,625,000	$56,625,000	CFCRE 2016-C7	No
A-1-A, A-1-B, A-1-C, A-1-D and A-1-E	$171,600,000	$171,600,000	Hilton USA Trust 2016-HHV	Yes
B-1, B-2, B-3, B-4 and B-5	$578,400,000	$578,400,000	Hilton USA Trust 2016-HHV	Yes
A-2-A-1, A-2-A-2, A-2-A-3 and A-2-A-4	$236,250,000	$236,250,000	JPMCB	No
A-2-B-1 and A-2-B-2	$116,625,000	$116,625,000	DBNY	No
A-2-D-1 and A-2-D-2	$63,000,000	$63,000,000	MSB	No
A-2-E-1 and A-2-E-2	$52,500,000	$52,500,000	Barclays	No
Total	$1,275,000,000	$1,275,000,000

The Hilton Hawaiian Village Whole Loan has a 10-year term and pays interest only for the term of the loan. The Hilton Hawaiian Village Whole Loan accrues interest at a fixed rate equal to 4.1995%. The Hilton Hawaiian Village Whole Loan proceeds were used to retire existing debt of approximately $1.3 billion, pay closing costs of approximately $8.5 million, and return approximately $10.6 million of equity to the borrower sponsor. Based on the “As-is” appraised value of $2.23 billion as of August 30, 2016, the Cut-off Date LTV ratio is 31.2%. The most recent prior financing of the Hilton Hawaiian Village Property was included in the Hilton USA Trust 2013-HLT securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$1,275,000,000	100.0%	Loan Payoff	$1,255,912,700	98.5%
			Return of Equity	$10,621,760	0.8%
			Closing Costs	$8,465,540	0.7%
Total Sources	$1,275,000,000	100.0%	Total Uses	$1,275,000,000	100.0%

The Borrower / Borrower Sponsor.  The borrower, Hilton Hawaiian Village LLC, is a single purpose, Hawaii limited liability company structured to be bankruptcy remote with two independent directors in its organizational structure. The borrower sponsor and non-recourse carve-out guarantor is Park Intermediate Holdings LLC (“Park Holdings”). Park Holdings is a wholly owned subsidiary of

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2005 Kalia Road Honolulu, HI 96815	Collateral Asset Summary – Loan No. 1 Hilton Hawaiian Village	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,625,000 31.2% 4.47x 21.2%

Park Hotels & Resorts Inc. (“Park Hotels & Resorts”), one of two spin-offs announced by Hilton Worldwide Holdings Inc. (“Hilton”). On February 26, 2016, Hilton announced plans to separate into three independent, publicly traded companies: Park Hotels & Resorts (NYSE: PK), Hilton Grand Vacations Inc. (NYSE: HGV) and Hilton (NYSE: HLT).

Following the proposed restructuring, it is anticipated that Park Hotels & Resorts will own most of Hilton’s owned and leased real estate properties and, with over 35,000 rooms and 67 hotels. It is also anticipated that Hilton Grand Vacations Inc. will own and operate Hilton’s timeshare business, while Hilton will retain its core management and franchise business and continue to trade on the NYSE as a global hospitality company. In connection with the proposed restructuring, the borrower signed an operating lease with an affiliate, which is also a signatory to the loan documents (other than the promissory notes) as a co-obligor. The operating lease will automatically be effective upon consummation of the restructuring. The borrower is also required to deliver a substitute management agreement at that time, which agreement has already been negotiated and executed. The existing property management agreement is with Hilton Management LLC and expires on the earlier of the restructuring and December 31, 2073 (fully extended term). The substitute management agreement will become effective on the restructuring and expire on December 31 of the 70th full operating year (fully extended term) following the date of the restructuring.

The aggregate liability of Park Holdings with respect to the full recourse carve-outs in the Hilton Hawaiian Village Whole Loan documents may not exceed an amount equal to 10.0% of the principal balance of the Hilton Hawaiian Village Whole Loan outstanding at the time of the occurrence of such event, plus any and all reasonable third-party collection costs actually incurred by the lender. In addition, Park Holdings is not a party to the environmental indemnity, and in lieu of such indemnity, the borrower obtained environmental insurance. See “Environmental Matters” below.

The Property. The Hilton Hawaiian Village Property is a 2,860-room full service, luxury resort situated on an entire city block overlooking Waikiki Beach on the island of Oahu in Honolulu, Hawaii. The resort was opened in 1961 and most recently renovated in 2016. The Hilton Hawaiian Village Property is located on approximately 19 acres, offering panoramic views of Waikiki Beach, Diamond Head and Downtown Honolulu and is located less than two miles from attractions such as the Waikiki Beach Walk Shops, Honolulu Convention Center and Ala Wai Golf Course.

The resort features 2,860 guest rooms spread across five ocean front towers. The Hilton Hawaiian Village Property offers the largest guest room inventory in the state of Hawaii and the most meeting space within its competitive set. The resort offers a host of resort-style amenities and services, including 20 food and beverage outlets, over 150,000 sq. ft. of flexible indoor and outdoor function space, three conference centers, five swimming pools, a saltwater lagoon, spa grottos, the Mandara Spa and Fitness Center, a chapel and over 100 retail tenants.

Guest rooms are situated across five ocean front towers: the Ali’i Tower (348 rooms), the Diamond Head Tower (380 rooms) and the three Village Towers, comprised of the Rainbow Tower (796 rooms), Kalia Tower (315 rooms in a condominium building (see “Condominium” below)) and the Tapa Tower (1,021 rooms). Each guest room features a private balcony, 27-37” flat-screen televisions with cable, in-room controlled air conditioning, and in-room refrigerators.

Guest Room Mix
Room Type
Resort	829
Partial Ocean View	415
Ocean View	928
Ocean Front	513
Suites	175
Total Guest Rooms	2,860
Kings	1,078
Doubles	1,607
Queen Suite	175

The resort also features approximately 130,489 sq. ft. of leased Class A retail and restaurant space, which was 78.5% occupied by over 100 tenants as of September 2016. For the trailing 12-month period ending September 30, 2016, the retail component of the resort generated approximately $20.8 million in retail rental revenue (which is inclusive of reimbursements for common area maintenance, tax and marketing expenses, as provided by the borrower sponsor) and, net of related expenses (an estimate of undistributed expenses attributable to the retail component of the property, as provided by the borrower sponsor), accounts for approximately 13.1% of net cash flow at the Hilton Hawaiian Village Property, providing diversity to traditional hotel revenue streams. While the majority of the retail and commercial leased space is to traditional retail and restaurant tenants, the borrower also leases some office space to Hilton Grand

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2005 Kalia Road Honolulu, HI 96815	Collateral Asset Summary – Loan No. 1 Hilton Hawaiian Village	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,625,000 31.2% 4.47x 21.2%

Vacations and third party travel wholesalers, such as Kintetsu and JTB. The borrower also leases the on-site chapels to a third party operator.

Collateral Tenant Summary(1)
Tenant	Ratings(2) Moody’s/S&P/Fitch	Net Rentable Area (SF)	% of Total NRA	Lease Expiration Date	Base Rent PSF	% of Total Base Rent	Most Recent Sales(3)	Most Recent Sales PSF(3)
Mandara Spa	NA / NA / NA	12,583	9.6%	8/31/2017	$53.61	3.9%	$2,903,709	$231
Hatsuhana Hawaii	NA / NA / NA	6,026	4.6%	11/30/2018	$52.38	1.8%	$2,969,958	$493
Fresco	NA / NA / NA	5,983	4.6%	12/31/2018	$58.38	2.0%	$3,331,316	$557
Benihana of Tokyo	NA / NA / NA	5,300	4.1%	5/31/2021	$127.67	3.9%	$6,561,789	$1,238
Best Bridal - Lagoon Chapel	NA / NA / NA	4,755	3.6%	10/31/2022	$57.45	1.6%	$520,020	$109
Watabe Wedding	NA / NA / NA	4,158	3.2%	1/14/2019	$63.93	1.5%	$167,697	$40
ABC Stores - Tapa Tower	NA / NA / NA	3,500	2.7%	8/31/2022	$384.23	7.7%	$12,225,380	$3,493
Louis Vuitton	NA / A+ / NA	3,500	2.7%	8/18/2023	$146.70	2.9%	$7,978,397	$2,280
Lamonts & Whalers General Store	NA / NA / NA	2,800	2.1%	MTM	$163.11	2.6%	$1,856,972	$663
ABC Discount Store	NA / NA / NA	2,145	1.6%	12/31/2018	$812.26	10.0%	$14,519,183	$6,769
(1)	Based on the borrower sponsor provided rent roll, includes only those tenants reporting sales.

(2)	Ratings provided are for the parent company of the entity listed in the “tenant” field whether or not the parent company guarantees the lease.

(3)	Most Recent Sales and Most Recent Sales PSF for reporting tenants were provided by the borrower sponsor as of August 31, 2016.

Historical Retail Component Sales(1)
	2013	2014	2015	TTM(2)
Total Sales	$130,613,993	$141,808,186	$137,316,925	$136,055,744
Sales PSF	$1,552	$1,651	$1,590	$1,496
(1)	Historical Sales for reporting tenants were provided by the borrower sponsor.

(2)	TTM is as of August 31, 2016.

Since 2008, the Hilton Hawaiian Village Property has undergone approximately $232.2 million ($81,188 per room) in capital improvements. Most recently, the borrower sponsor invested over $17.9 million towards a comprehensive renovation of the 380-room Diamond Head Tower in 2014. The scope of the hard good upgrades included new FF&E, paint, new door hardware and ADA upgrades. Soft upgrades included renovations to the bathrooms. Additionally, the borrower sponsor spent $20.6 million on a full scale renovation of the Ali’i tower that was completed in 2012. The borrower sponsor has also outlined a broad, approximately $137.3 million, five-year capital expenditure plan, which includes a full scale rejuvenation of both the Kalia Tower and the Rainbow Tower. We cannot assure you that this renovation will be commenced or completed as expected or at all. The subsequent chart summarizes capital improvements at the Hilton Hawaiian Village Property since 2008.

Historical Capital Expenditures(1)(2)
	2008	2009	2010	2011	2012	2013	2014	2015	YTD Sept-16	Total	Total/Room
Guestrooms	$5,196	$0	$3,059	$38,888	$17,829	$5,170	$16,022	$1,387	$141	$87,692	$30,662
Lobby/Public Space	484	416	0	187	1,869	4,720	2,054	7,478	1,436	18,643	6,519
Food & Beverage	1,083	10,211	140	141	200	1,600	2,619	34	199	16,228	5,674
Meeting Space	0	1,233	0	0	5,395	2,996	604	319	0	10,546	3,687
Back of House	13,140	1,528	1,728	5,775	2,278	1,299	6,042	4,363	4,294	40,447	14,142
Other	2,313	3,121	3,907	10,908	14,886	12,127	3,760	403	2,149	53,573	18,732
Discretionary	0	0	0	218	113	225	1,864	1,575	1,074	5,069	1,772
Total	$22,216	$16,509	$8,834	$56,117	$42,568	$28,138	$32,965	$15,559	$9,293	$232,198	$81,188
Total/Room	$7,768	$5,772	$3,089	$19,621	$14,884	$9,838	$11,526	$5,440	$3,249
(1)	Figures in thousands with the exception of per room figures.

(2)	Based on the information received from the borrower sponsor.

Environmental Matters.    The Phase I environmental report dated October 17, 2016 recommended no further action at the Hilton Hawaiian Village Property other than the continued implementation of an asbestos operations and maintenance plan and lead paint operations and maintenance plan (which are already in place). In lieu of providing an environmental indemnity from the borrower sponsor, the borrower has obtained a blanket environmental liability insurance policy from Steadfast Insurance Company (which covers the Hilton Hawaiian Village Property and two other properties), with policy limits of $10,000,000 per occurrence and $25,000,000 in the aggregate, with a $50,000 deductible. The policy (i) will be in effect until three years past the maturity date of the Hilton Hawaiian

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2005 Kalia Road Honolulu, HI 96815	Collateral Asset Summary – Loan No. 1 Hilton Hawaiian Village	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,625,000 31.2% 4.47x 21.2%

Village Whole Loan, (ii) covers new and pre-existing conditions and (iii) names the lender as an additional named insured. The premiums for the policy have been paid in full.

The Market. The Hilton Hawaiian Village Property is located on the island of Oahu in the Honolulu market and the Waikiki submarket. The Island of Oahu serves as the economic and cultural center of the Hawaiian Islands.

Honolulu encompasses more than 24,000 guest rooms in 74 properties and Honolulu consistently achieves occupancy rates in the mid 70% to 80% range, never dropping below 74% between 2009 and 2015. During this same time, RevPAR in Honolulu increased at an average annual rate of 9.5%, ending 2015 at $190, and the average rate achieved a premium of $69 over 2009.

According to the Hawaii Tourism Authority, approximately 5.3 million tourists, or 62.4% of Hawaii’s total air tourists, visited the Island of Oahu in 2015. Additionally, visitor expenditures in Oahu totaled $7.4 billion, which represents 49.3% of total expenditures by air visitors to Hawaii in 2015. According to the United States Census Bureau, Honolulu County’s resident population makes up approximately 69.8% of the state’s approximately 1.4 million residents. The per-capita income in the county exceeds the State of Hawaii by approximately 4.0% and the United States by approximately 7.6%.

The primary competitive set for the Hilton Hawaiian Village Property consists of four hotels, which range in size from 791 to 1,636 rooms and contains an aggregate of 4,967 rooms as illustrated in the table below. According to the appraisal, the 2015 weighted average occupancy, ADR and RevPAR of the competitive set are 91.4%, $262.97 and $240.48, respectively.

Primary Competitive Set(1)
Property	Location	Rooms	Year Opened	YE 2015 Occupancy(2)	YE 2015 ADR(2)	YE 2015 RevPAR(2)
Hilton Hawaiian Village	Honolulu - Oahu, HI	2,860	1961	94.4%	$240.62	$227.20
Sheraton Waikiki	Honolulu - Oahu, HI	1,636	1971	90-95%	300-325	280-290
Marriott Waikiki Beach Resort & Spa	Honolulu - Oahu, HI	1,310	1971	85-90%	210-220	180-190
Hyatt Regency Waikiki Beach Resort & Spa	Honolulu - Oahu, HI	1,230	1976	85-90%	250-260	220-230
Moana Surfrider Westin Resort & Spa	Honolulu - Oahu, HI	791	1989	85-90%	350-375	300-325
Total / Wtd. Avg.		7,827		91.4%	$262.97	$240.48

(1)	Source: Appraisal.

(2)	YE 2015 Occupancy, YE 2015 ADR and YE 2015 RevPAR represent estimates from the appraisal. The minor variances between the underwriting, the hospitality research report and the above table with respect to Occupancy, ADR and RevPAR at the Hilton Hawaiian Village Property are attributable to variances in reporting methodologies and/or timing differences.

The appraiser determined 2015 market demand segmentation of 48% wholesale, 36% free independent traveler (“FIT”) and 16% meeting and group. The Hilton Hawaiian Village Property had 2015 demand segmentation of 37% wholesale, 44% FIT and 19% meeting and group. The market penetration rates as of YE 2015 are presented in the table below.

Demand Penetration(1)
Property	Rooms	Wholesale	FIT	Meeting & Group	Overall
Hilton Hawaiian Village	2,860	81%	127%	120%	104%
Sheraton Waikiki	1,636	140%	43%	124%	103%
Marriott Waikiki Beach Resort & Spa	1,310	41%	162%	118%	97%
Hyatt Regency Waikiki Beach Resort & Spa	1,230	124%	68%	89%	98%
Moana Surfrider Westin Resort & Spa	791	121%	80%	58%	96%
(1)	Source: Appraisal.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2005 Kalia Road Honolulu, HI 96815	Collateral Asset Summary – Loan No. 1 Hilton Hawaiian Village	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,625,000 31.2% 4.47x 21.2%

Cash Flow Analysis.

Cash Flow Analysis
	2013	2014	2015	T-12 9/30/2016	U/W	U/W per Room
Occupancy	89.9%	90.7%	94.4%	94.6%	94.6%
ADR	$247.48	$259.85	$240.62	$250.09	$250.09
RevPAR	$222.57	$235.77	$227.20	$236.65	$236.65

Room Revenue	$232,345,007	$246,124,088	$237,172,233	$247,711,744	$247,034,700	$86,376
F&B Revenue	56,844,007	62,740,100	70,771,369	69,023,623	68,996,667	24,125
Retail – Store Rentals(1)	19,071,361	20,048,658	20,582,018	20,786,062	19,162,812	6,700
Other Revenue(2)	16,714,514	17,176,781	38,265,602	39,466,009	39,243,564	13,722
Total Revenue	$324,974,888	$346,089,627	$366,791,222	$376,987,438	$374,437,742	$130,922
Operating Expenses(3)	108,450,526	115,746,148	126,658,376	127,698,731	126,780,054	44,329
Undistributed Expenses	61,997,168	64,229,329	62,250,540	64,897,454	62,099,714	21,713
Gross Operating Profit	$154,527,194	$166,114,150	$177,882,306	$184,391,253	$185,557,974	$64,880
Management Fee(4)	17,783,281	19,036,711	20,311,371	21,868,482	21,056,417	7,362
Total Fixed Charges	12,780,083	13,373,036	14,161,563	15,550,153	16,937,073	5,922
Net Operating Income	$123,963,830	$133,704,404	$143,409,371	$146,972,618	$147,564,484	$51,596
FF&E(5)	12,998,996	13,843,585	14,671,649	15,079,498	14,977,510	5,237
Net Cash Flow	$110,964,835	$119,860,819	$128,737,723	$131,893,120	$132,586,975	$46,359
(1)	U/W Retail - Store Rentals is based off of the in-place rent roll as of September 2016 for the leased retail space at the property and includes base rent (with rent steps through November 2017), overage rent and reimbursements for CAM (including insurance), real estate taxes and marketing expense.

(2)	Includes Resort Fees.

(3)	Includes room expenses and food and beverage expenses.

(4)	U/W Management Fee is 3.0% of Total Revenue less Retail – Store Rentals.

(5)	U/W FF&E represents 4.0% of Total Revenue.

Property Management.    The Hilton Hawaiian Village Property is managed by Hilton Management LLC, an affiliate of the borrower. Upon consummation of the restructuring, the borrower is required to deliver a substitute management agreement with Hilton Management LLC.

Lockbox / Cash Management.    The Hilton Hawaiian Village Whole Loan is structured with a hard lockbox, an in-place cash management account and springing cash management. All rents and other payments are required to be deposited directly into segregated property accounts maintained by the borrower (and after the restructuring, if applicable, the operating lessee) and controlled by the lender. All revenues in the property accounts (less any property account charges and required minimum balances) will be transferred on each business day to operating accounts controlled by the lender. Funds on deposit in the operating accounts will be disbursed in accordance with the Hilton Hawaiian Village Whole Loan documents for payments required under the property management agreement. Pursuant to the management agreement, the property manager is required to apply funds to the payment of debt service, monthly reserves for replacement and reserves for taxes, insurance, ground rent, management fees, capital expenditures, operating expenses, emergency repairs, tenant improvements and leasing commissions, working capital reserves, sales and use taxes owned to governmental authorities, custodial funds and other required monthly reserves. On a monthly basis, all remaining funds on deposit in the manager operating accounts will be transferred to a lender controlled cash management account. So long as no event of default or Low Debt Yield Trigger is continuing, all funds in the cash management account will be released to the operating lessee and/or the borrower, as applicable. Upon the occurrence of an event of default or a Low Debt Yield Trigger, all funds in the cash management account will be deposited into the lender controlled excess cash account and held as additional collateral for the Hilton Hawaiian Village Whole Loan.

A “Low Debt Yield Trigger” will commence upon the debt yield falling below 7.0% for two consecutive quarters and will cease and all related funds held by the lender will be released to operating lessee and/or the borrower, as applicable, if (i) no event of default is continuing and (ii) the debt yield exceeds 7.0% for two consecutive quarters.

Initial Reserves. None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2005 Kalia Road Honolulu, HI 96815	Collateral Asset Summary – Loan No. 1 Hilton Hawaiian Village	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,625,000 31.2% 4.47x 21.2%

Ongoing Reserves. Escrows for taxes, insurance and replacements will be waived so long as the borrower has reserved such amounts with the property manager pursuant to the management agreement. In the event the borrower is no longer required to reserve such amounts with the property manager, the borrower will be required to make monthly deposits of (i) 4.0% of gross income for the calendar month that is two months prior to such payment date into the replacement reserve and (ii) during the continuance of an event of default or a Low Debt Yield Trigger, 1/12 of the estimated annual real estate taxes and insurance premiums into the real estate or insurance reserve, as applicable; provided that the deposit for insurance premiums will be waived so long as the borrower is insured under an acceptable blanket policy and no event of default is continuing.

Current Mezzanine or Subordinate Indebtedness.    The Hilton Hawaiian Village Whole Loan includes Junior Notes, with an aggregate principal balance of $578.4 million. The Junior Notes are co-terminus with the Senior Notes and accrue interest at a rate of 4.1995%. The Senior Notes are generally senior in right of payment to the Junior Notes. See “Description of the Mortgage Pool – the Whole Loans – Hilton Hawaiian Village Whole Loan” in the Preliminary Prospectus.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

Condominium. The portion of the Hilton Hawaiian Village Property known as Kalia Tower is a condominium building in which the borrower owns 14 hotel condominium units (on floors 5-11 and 19-25, consisting of 315 hotel rooms) and 26 commercial units located on floors 1-4. The remaining floors consist of six timeshare units that are not part of the collateral for the Hilton Hawaiian Village Whole Loan, but there are several agreements in place governing shared use of common facilities. The borrower controls the condominium board and is responsible for maintenance of the Kalia Tower.

Ground Lease. The borrower has a leasehold interest in approximately 5,900 square feet (the “Taran Outparcel”) that contains a small apartment building with 45 rental units pursuant to a ground lease that expires on July 31, 2035. The ground lease currently requires monthly rent of approximately $12,762 from August 1, 2016 through July 31, 2017, on which date the annual monthly payment will increase by 3% each year through 2035. This parcel was not included in the underwriting for the Hilton Hawaiian Village Whole Loan.

Partial Release. The Hilton Hawaiian Village Whole Loan documents permit, after the expiration of the lockout period, the release from the lien of the mortgage of the Taran Outparcel, provided, among other things, the borrower pays a release price of $2,500,000 together with the applicable yield maintenance premium.

In addition, the Hilton Hawaiian Village Whole Loan documents permit, after the expiration of the lockout period, the release of retail and other parcels at the Mortgaged Property provided, among other things the release does not materially and adversely affect the ongoing operations of the Mortgaged Property (other than the lost income associated with the parcels being released) and the borrower pays a release price equal to the product of, (1) with respect to the release of any retail parcels (which are identified in the whole loan documents) (a) 110% and (b) the product of (i) the greater of  (A) 100% of the difference in value of the Mortgaged Property including the release parcel and excluding the release parcel (based on a new appraisal) or (B) the net sales proceeds and (ii) 57.2%, together with the applicable yield maintenance premium and (2) with respect to the release of any other parcels (excluding the Taran Outparcel and excluding any identified retail parcels), (a) 110% and (b) the product of (i) 100% of difference in value of the Mortgaged Property including the release parcel and excluding the release parcel (based on a new appraisal) and (ii) 57.2%, together with the applicable yield maintenance premium.

With respect to each partial release described above, the borrower is not required to pay a yield maintenance premium during the open period for the Hilton Hawaiian Village Whole Loan.  In addition, in the event that after any partial release contemplated above, the loan to value ratio for the Hilton Hawaiian Village Whole Loan is greater than 125%, such release will not be permitted unless the borrower pays down the Hilton Hawaiian Village Whole Loan in accordance with the whole loan documents or the lender receives an opinion of counsel that the issuing entity will not fail to maintain its status as a REMIC as a result of the release.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2005 Kalia Road Honolulu, HI 96815	Collateral Asset Summary – Loan No. 1 Hilton Hawaiian Village	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,625,000 31.2% 4.47x 21.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2005 Kalia Road Honolulu, HI 96815	Collateral Asset Summary – Loan No. 1 Hilton Hawaiian Village	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,625,000 31.2% 4.47x 21.2%

MAP © 2016 CARTIFACT
DATA © OSM CONTRIBUTORS
Honolulu
McCully - Moiliili
Waikiki
Fort DeRussy
Ala Wai Canal
Ala Wai Small Canal
Ala Wai Park
Kahanamoku Lagoon
Kahanamoku Beach
Fort DeRussy Beach
Waikiki Beach
Mamala Bay
Hilton Hawaiian Village
2005 Kalia Road
Honolulu, HI 96815
OAHU
Honolulu
Pearl City
Kaneohe
Kailua
Ewa Beach
Kapolei
Mililani
Haleiwa

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

25 Senate Place Jersey City, NJ 07306	Collateral Asset Summary – Loan No. 2 25 Senate Place Jersey City	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,000,000 55.4% 1.45x 8.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

25 Senate Place Jersey City, NJ 07306	Collateral Asset Summary – Loan No. 2 25 Senate Place Jersey City	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,000,000 55.4% 1.45x 8.9%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Borrower Sponsor:	Arthur Johnson
Borrower:	Senate Place Urban Renewal, LLC
Original Balance:	$56,000,000
Cut-off Date Balance(1):	$56,000,000
% by Initial UPB:	8.6%
Interest Rate(1):	4.6183926%
Payment Date:	6th of each month
First Payment Date:	January 6, 2017
Maturity Date:	December 6, 2026
Amortization(1):	360 months
Additional Debt(2):	$10,000,000 Mezzanine Debt
Call Protection:	L(24), D(92), O(4)
Lockbox / Cash Management:	Soft / Springing

Reserves(3)
	Initial	Monthly
Taxes:	$121,975	$60,981
Insurance:	$62,039	$12,408
Replacement:	$0	$4,417
Required Repairs(4):	$9,375	NAP
Retail Abatement:	$3,978	$0

Financial Information(1)
	Mortgage Loan	Total Debt
Cut-off Date Balance / Unit:	$211,321	$249,057
Balloon Balance / Unit:	$174,027	$205,103
Cut-off Date LTV:	55.4%	65.3%
Balloon LTV:	45.7%	53.8%
Underwritten NOI DSCR(5):	1.47x	1.16x
Underwritten NCF DSCR(5):	1.45x	1.15x
Underwritten NOI Debt Yield:	8.9%	7.5%
Underwritten NCF Debt Yield:	8.8%	7.5%
Underwritten NOI Debt Yield at Balloon:	10.8%	9.2%
Underwritten NCF Debt Yield at Balloon:	10.7%	9.1%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Mid Rise Multifamily
Collateral:	Fee Simple
Location:	Jersey City, NJ
Year Built / Renovated:	2016 / NAP
Total Units(6):	265
Property Management:	Orion Property Management, LLC
Underwritten NOI:	$4,975,448
Underwritten NCF(7):	$4,922,448
Appraised Value:	$101,000,000
Appraisal Date:	October 18, 2016

Historical NOI(8)
Most Recent NOI:	NAP
2015 NOI:	NAP
2014 NOI:	NAP
2013 NOI:	NAP

Historical Occupancy(8)
Most Recent Occupancy:	97.0% (November 2, 2016)
2015 Occupancy:	NAP
2014 Occupancy:	NAP
2013 Occupancy:	NAP

(1)	The 25 Senate Place Jersey City Loan ($56.0 million) amortizes on a planned amortization schedule provided in Annex E of the Preliminary Prospectus. The planned amortization schedule was calculated based on the aggregate balance of the 25 Senate Place Jersey City Loan and the 25 Senate Place Jersey City Mezzanine Loan and a 30 year amortization schedule and a pro-rata allocation of principal between the 25 Senate Place Jersey City Loan and the 25 Senate Place Jersey City Mezzanine Loan. As such, all relevant financial information fields are based upon the planned amortization schedule. Amortization represents the approximate amortization based on the planned amortization schedule provided in Annex E of the Preliminary Prospectus.

(2)	See “Current Mezzanine or Subordinate Indebtedness” below.

(3)	See “Initial Reserves” and “Ongoing Reserves” below.

(4)	The borrower deposited $9,375 into a required repairs reserve, which represents 125% of the engineer’s estimated immediate repairs for proper building signage and annual inspections.

(5)	Underwritten NOI DSCR and Underwritten NCF DSCR are calculated using the sum of the principal and interest payments over the first 12 months following the Cut-off Date. The planned amortization schedule was calculated based on the aggregate balance of the 25 Senate Place Jersey City Loan and the 25 Senate Place Jersey City Mezzanine Loan and a 30 year amortization schedule and a pro-rata allocation of principal between the 25 Senate Place Jersey City Loan and the 25 Senate Place Jersey City Mezzanine Loan.

(6)	The collateral consists of 265 units, as well as 5,970 sq. ft. of ground floor commercial space.

(7)	Underwritten NCF is based on the in-place rent roll as of November 2, 2016, the appraiser’s expenses and the 10-year average of estimated taxes based on the PILOT agreement. See “Cash Flow Analysis” below.

(8)	Construction of the 25 Senate Place Jersey City Property was completed in January 2016. As a result, Historical NOI and Historical Occupancy are not applicable.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

25 Senate Place Jersey City, NJ 07306	Collateral Asset Summary – Loan No. 2 25 Senate Place Jersey City	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,000,000 55.4% 1.45x 8.9%

The Loan. The 25 Senate Place Jersey City loan (the “25 Senate Place Jersey City Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 265-unit, Class A multifamily property located in Jersey City, New Jersey (the “25 Senate Place Jersey City Property”) with an original principal balance of $56.0 million. The 25 Senate Place Jersey City Loan has a 10-year term. The planned amortization schedule was calculated based on the aggregate balance of the 25 Senate Place Jersey City Loan and the 25 Senate Place Jersey City mezzanine loan (the “25 Senate Place Jersey City Mezzanine Loan”) and a 30 year amortization schedule and based on a pro-rata allocation of principal between the 25 Senate Place Jersey City Loan and the 25 Senate Place Jersey City Mezzanine Loan. The 25 Senate Place Jersey City Loan accrues interest at a fixed rate equal to 4.6183926% and has a Cut-off Date balance of approximately $56.0 million. Loan proceeds along with $10.0 million of mezzanine debt were used to retire existing debt of approximately $27.3 million, fund upfront reserves, pay origination costs and return approximately $37.1 million of equity to the borrower sponsor. Based on the appraised value of $101.0 million as of October 18, 2016, the Cut-off Date LTV ratio is 55.4%.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$56,000,000	84.8%	Return of Equity	$37,085,102	56.2%
Mezzanine Loan	$10,000,000	15.2%	Loan Payoff	$27,341,436	41.4%
			Closing Costs	$1,376,095	2.1%
			Upfront Reserves	$197,367	0.3%
Total Sources	$66,000,000	100.0%	Total Uses	$66,000,000	100.0%

The Borrower / Borrower Sponsor. The borrower is Senate Place Urban Renewal, LLC a single purpose New Jersey limited liability company, structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsor of the borrower and the non-recourse carve-out guarantor is Arthur Johnson.

Arthur Johnson has been working in the real estate industry for over 25 years and is a managing partner of Waterfront Management Systems, HC, LLC, a real estate development company based in New Jersey. Mr. Johnson has a 50% indirect equity interest in the 25 Senate Place Jersey City Property and manages the 25 Senate Place Jersey City Property through Orion Property Management, LLC, which is an affiliate of the borrower sponsor. The remaining 50% is owned by seven individuals and 13 entities, with no other single individual or entity owning more than 19.8% of the borrower.

The Property. The 25 Senate Place Jersey City Property is a Class-A multifamily property totaling 265 units with an additional 5,970 sq. ft. of retail space located in Jersey City, New Jersey. Construction was completed in January 2016. Situated on approximately 1.5 acres, the 25 Senate Place Jersey City Property is comprised of 115 studios, 122 one-bedroom units and 28 two-bedroom units. Amenities include a 24-hour concierge, a lounge, a game room, a fully-equipped gym, an outdoor deck area and a shuttle service to the PATH during commuter hours. Additionally, the 25 Senate Place Jersey City Property features on-site enclosed parking for 128 cars, 112 of which are rentable to residential tenants. The remaining spaces are utilized by retail tenants and management.

As of November 2, 2016, the multifamily component of the 25 Senate Place Jersey City Property was 97.0% occupied. The retail component features three, ground-floor commercial units and is 100.0% leased by Modcup Coffee Co., Club Barks, LLC and Orion Property Management, LLC.

Property Unit Mix Summary(1)
Unit Type	# of Units	% of Total	Occupied Units	Occupancy	Average Unit Size (Sq. Ft.)	Average Monthly Rental Rate	Average Monthly Rental Rate PSF
Studio	115	43.4%	114	99.1%	581	$1,862	$3.21
1 Bed / 1 Bath	116	43.8%	113	97.4%	760	$2,267	$2.98
1 Bed / 2 Bath	6	2.3%	4	66.7%	975	$2,708	$2.78
2 Bed / 2 Bath	28	10.6%	26	92.9%	1,009	$2,893	$2.87
Total / Wtd. Avg.	265	100.0%	257	97.0%	713	$2,167	$3.06
(1)	Based on the underwritten rent roll dated November 2, 2016.

Environmental Matters. The Phase I environmental report dated October 25, 2016 recommended no further action at the 25 Senate Place Jersey City Property.

The Market. The 25 Senate Place Jersey City Property is located in the Journal Square neighborhood of Jersey City, New Jersey, which is less than 5.0 miles from Manhattan. Jersey City is the largest municipality based on population in Hudson County and the second largest in New Jersey after Newark. According to the United States census data, Jersey City had a population of approximately 262,000 residents in 2014, an increase of nearly 6.0% from 2010. Nearby transportation includes the PATH (0.5 miles), Hudson-Bergen

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

25 Senate Place Jersey City, NJ 07306	Collateral Asset Summary – Loan No. 2 25 Senate Place Jersey City	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,000,000 55.4% 1.45x 8.9%

Light Rail (1.5 miles) and a ferry service (3.0 miles). The 25 Senate Place Property is approximately 30 minutes away from Newark Liberty International Airport (8.5 miles) and Midtown Manhattan (9.0 miles).

The 25 Senate Place Jersey City Property is located adjacent to the area undergoing the Journal Square 2060 redevelopment plan. The purpose of the Journal Square 2060 redevelopment plan is to foster the redevelopment of Journal Square, Jersey City’s central business district, by providing for transit oriented development of new housing, offices, commercial, and public open spaces within walking distance to the Square and transit facilities.

Nearby attractions include Mana Contemporary, The Landmark Loew’s Theater and Art House Productions. Headquartered in a 2.0 million sq. ft. facility in Jersey City, Mana Contemporary is a provider of art services catering to the collecting community. Additionally, the 25 Senate Place Jersey City Property is located directly south of Canco Lofts, a residential/mixed-use condominium building that currently includes 202 units, of which only 15 units are not owned by individuals.

As of the second quarter of 2016, the Northern New Jersey multifamily market had a total inventory of 223,087 units with a vacancy rate of 4.2% and average asking rent of $1,768. For the same time period, the Hudson County multifamily submarket reported a total inventory of 49,060 units with a vacancy rate of 6.1% and average asking rent of $2,893.

The appraiser identified four comparable multifamily properties within the Jersey City market. A summary of the four comparable properties is shown in the chart below. The appraiser concluded that the 25 Senate Place Jersey City Property’s rents are in-line with market rents.

Comparable Set(1)
				Studio		1-Bedrooms		2-Bedrooms
Building	City, State	Year Built / Renovated	# of Units	Avg. Sq. Ft.	Avg. Rent	Avg. Sq. Ft.	Avg. Rent	Avg. Sq. Ft.	Avg. Rent
25 Senate Place Jersey City(2)	Jersey City, NJ	2016 / NAP	265	581	$1,862	770	$2,289	1,009	$2,893
Kennedy Lofts	Jersey City, NJ	2014 / NAP	130	491	$1,525	667	$1950	941	$2,350
Baker Building	Jersey City, NJ	2016 / NAP	83	NAP	NAP	672	$1,661	897	$1,963
Canco Lofts - Rentals	Jersey City, NJ	1929 / 2010	15	628	$1,528	788	$1,975	1,113	$2,325
The Beacon	Jersey City, NJ	2010-2014 / NAP	642	500	$1,821	641	$1,978	1,085	$2,558
Appraiser’s Conclusion:				581	$1,858	770	$2,269	1,009	$2,875
(1)	Source: Appraisal

(2)	Based on the underwritten rent roll dated November 2, 2016.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

25 Senate Place Jersey City, NJ 07306	Collateral Asset Summary – Loan No. 2 25 Senate Place Jersey City	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,000,000 55.4% 1.45x 8.9%

Cash Flow Analysis.

Cash Flow Analysis(1)
	U/W	U/W per Unit
Residential Gross Potential Rent(2)	$6,892,320	$26,009
Residential Vacancy(3)	(275,693)	(1,040)
Residential Net Rental Income	$6,616,627	$24,968
Commercial Income(4)	77,112	291
Commercial Vacancy	(3,856)	(15)
Commercial Net Rental Income	$73,256	$276
Other Income(5)	228,331	862
Effective Gross Income	$6,918,215	$26,106
Total Operating Expenses(6)	1,942,766	7,331
Net Operating Income	$4,975,448	$18,775
Capital Expenditures	53,000	200
Net Cash Flow	$4,922,448	$18,575

(1)	Construction of the 25 Senate Place Jersey City Property was completed in January 2016. As such, historical net cash flow is not applicable.

(2)	Residential Gross Potential Rent is based on in place rent roll as of November 2, 2016 with vacant units grossed up at market rents.

(3)	Residential Vacancy represents 4.0% of Residential Gross Potential Rent. The 25 Senate Place Jersey City Property is 97.0% occupied as of November 2, 2016. The appraiser concluded a vacancy rate of 4.0%.

(4)	The collateral consists of 265 units, as well as 5,970 sq. ft. of ground floor commercial space. One tenant, expected to occupy 2,400 sq. ft., is not yet in occupancy and is expected to take occupancy and commence paying rent in January 2017 upon substantial completion of the premises.

(5)	Other Income includes pet fees and parking, among other things.

(6)	Total Operating Expenses include the appraiser’s expenses and the 10-year average of estimated taxes based on the PILOT agreement.

Property Management. The 25 Senate Place Jersey City Property is managed by Orion Property Management, LLC (“Orion”), an affiliate of the borrower. With approximately 20 years of experience, Orion’s management portfolio includes 11 properties in New Jersey, of which seven are located in Jersey City.

Lockbox / Cash Management. The 25 Senate Place Jersey City Loan is structured with a soft lockbox and springing cash management. In place cash management and an excess cash flow sweep will be required upon a Cash Trap Period.

A “Cash Trap Period” will trigger and continue upon (i) an event of default (including PILOT agreement violation) until cured, (ii) a bankruptcy action of the borrower, managing member of the borrower, principal, guarantor or property manager until dismissed or discharged, or in the case of the property manager, it is replaced with a qualified manager or (iii) the failure of the borrower after the end of two consecutive calendar quarters to maintain an actual debt service coverage ratio as calculated under the loan documents of at least 1.10x until the debt service coverage ratio is at least equal to 1.10x for two consecutive calendar quarters.

Initial Reserves. At origination, the borrower deposited (i) $121,975 into a tax reserve account, (ii) $62,039 into an insurance reserve account, (iii) $9,375 into a required repair reserve account and (iv) $3,978 into a retail abatement reserve account.

Ongoing Reserves. On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $60,981, into a tax reserve account, (ii) 1/12 of the annual insurance premiums, which currently equates to $12,408, into an insurance reserve account and (iii) $4,417 (approximately $200 per unit annually) into a replacement reserve account, subject to a cap of $250,000.

PILOT Program. The 25 Senate Place Jersey City Property is subject to a 20-year PILOT program, which will expire on January 18, 2036. Pursuant to the PILOT program, the borrower has made a one-time payment of $436,727 as an affordable housing contribution and 1.5% of the estimated gross construction cost ($502,950). In consideration of the tax exemption, the borrower is required to make annual payments including a city service charge, county service charge, an administrative fee and land taxes. The lender has established a tax escrow for all ongoing land taxes due with respect to the 25 Senate Place Jersey City Property. See “Description of the Mortgage Pool—Real Estate and Other Tax Considerations” in the Preliminary Prospectus.

The 25 Senate Place Jersey City Loan provides that any uncured violation of the PILOT agreement is an event of default under the 25 Senate Place Jersey City Loan and will trigger a Cash Trap Period. In addition, the 25 Senate Place Jersey City Loan provides for

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

25 Senate Place Jersey City, NJ 07306	Collateral Asset Summary – Loan No. 2 25 Senate Place Jersey City	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,000,000 55.4% 1.45x 8.9%

recourse to the borrower and the borrower sponsor for losses as a result of any default or breach of the PILOT or upon any termination of the PILOT without lender consent.

Current Mezzanine or Subordinate Indebtedness. A $10.0 million mezzanine loan was created subsequent to origination. The mezzanine loan is coterminous with the 25 Senate Place Jersey City Loan. The mezzanine loan accrues interest at an approximate rate of 7.5000%. Payments due under the 25 Senate Place Jersey City Loan and the related mezzanine loan will be subject to a planned amortization schedule provided in Annex E of the Preliminary Prospectus, which was calculated based on the aggregate balance of the 25 Senate Place Jersey City Loan and the 25 Senate Place Jersey City Mezzanine Loan and a 30 year amortization schedule and a pro-rata allocation of principal between the 25 Senate Place Jersey City Loan and the 25 Senate Place Jersey City Mezzanine Loan.

The borrowers under the mezzanine loan are the owners of the borrower under the 25 Senate Place Jersey City Loan, each of which pledged 100% of its interests therein. The mezzanine loan is held by CCRE as of the Cut-off Date and it is anticipated that it will be sold to a third party. An intercreditor agreement was entered into by and between lenders under the mezzanine loan and the 25 Senate Place Jersey City Loan which provides customary terms including cures of default and a defaulted loan purchase option.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

25 Senate Place Jersey City, NJ 07306	Collateral Asset Summary – Loan No. 2 25 Senate Place Jersey City	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,000,000 55.4% 1.45x 8.9%

25 Senate Place Jersey City
25 Senate Place
Jersey City, NJ 07306
Hoboken
Hoboken University Medical Center
Restaurants & Shopping
THE HEIGHTS
WESTSIDE
JOURNAL SQUARE
Hudson County Community College
William L Dickinson High School
HAMILTON PARK
Newport Plaza
HOBOKEN / NJ TRANSIT TERMINAL
HOLLAND TUNNEL
NEWPORT
Newport Centre Mall
The Westin Jersey City Newport
Newport Yacht Club & Marina
Saint Peter's University
Jersey City
THE VILLAGE
HISTORIC DOWNTOWN
HUDSON EXCHANGE
MCGINLEY SQUARE
Restaurants & Shopping
Old Colony Square
Hyatt Regency
Jersey City Medical Center
Restaurants & Shopping
PAULUS HOOK
PAULUS HOOK
WARREN ST PIER
LIBERTY LANDING
Hudson River
Liberty Science Center
Hoboken
New York
Jersey City

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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451 Seventh Avenue South Kirkland, WA 98033	Collateral Asset Summary – Loan No. 3 Google Kirkland Campus Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 49.7% 2.56x 9.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

451 Seventh Avenue South Kirkland, WA 98033	Collateral Asset Summary – Loan No. 3 Google Kirkland Campus Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 49.7% 2.56x 9.8%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Borrower Sponsor(1):	SRM Development, LLC
Borrower:	SRMKIID, LLC
Original Balance(2):	$50,000,000
Cut-off Date Balance(2):	$50,000,000
% by Initial UPB:	7.7%
Interest Rate:	3.6739%
Payment Date:	6th of each month
First Payment Date:	December 6, 2016
Maturity Date:	November 6, 2026
Amortization:	Interest Only
Additional Debt(2):	$22,500,000 Pari Passu Debt
Call Protection(3):	L(25), YM1(90), O(5)
Lockbox / Cash Management:	Springing Hard / Springing

Reserves(4)
	Initial	Monthly
Taxes:	$0	Springing
Insurance:	$0	Springing
Replacement:	$0	Springing
TI/LC:	$0	Springing
Major Tenant:	$0	Springing
Rent Bridge(5):	$343,318	$0

Financial Information(6)
Cut-off Date Balance / Sq. Ft.:	$401
Balloon Balance / Sq. Ft.:	$401
Cut-off Date LTV(7):	49.7%
Balloon LTV:	49.7%
Underwritten NOI DSCR:	2.64x
Underwritten NCF DSCR:	2.56x
Underwritten NOI Debt Yield:	9.8%
Underwritten NCF Debt Yield:	9.5%
Underwritten NOI Debt Yield at Balloon:	9.8%
Underwritten NCF Debt Yield at Balloon:	9.5%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Suburban Office
Collateral:	Fee Simple
Location:	Kirkland, WA
Year Built / Renovated:	2015 / NAP
Total Sq. Ft.:	180,844
Property Management:	SRM Development, LLC
Underwritten NOI:	$7,125,240
Underwritten NCF:	$6,908,227
Appraised Value(7):	$146,000,000
Appraisal Date:	July 27, 2016

Historical NOI(8)
Most Recent NOI:	NAP
2015 NOI:	NAP
2014 NOI:	NAP
2013 NOI:	NAP

Historical Occupancy(8)
Most Recent Occupancy:	100.0% (November 6, 2016)
2015 Occupancy	NAP
2014 Occupancy:	NAP
2013 Occupancy:	NAP

(1)	The non-recourse guarantors are Bryan P. Stone, James D. Rivard, Dee J. McGonigle III, Trevor Ashenbrener and Ryan Leong, on a joint and several basis.

(2)	The Google Kirkland Campus Phase II Whole Loan is evidenced by two pari passu notes in the aggregate original principal amount of $72.5 million. The controlling Note A-1 with an original principal balance of $50.0 million will be included in the CFCRE 2016-C7 mortgage trust. The related companion loan has an original principal balance of $22.5 million and is evidenced by one non-controlling note. For additional information on the pari passu companion loans, see “The Loan” below.

(3)	The lockout period will be at least 25 payment dates beginning with and including the first payment date of December 6, 2016. Prepayment of the $72.5 million Google Kirkland Campus Phase II Whole Loan is permitted in whole with payment of yield maintenance after the date that is the earlier to occur of (i) two years after the closing date of the securitization that includes the last pari passu note to be securitized and (ii) December 6, 2019. The assumed lockout period of 25 payments is based on the expected CFCRE 2016-C7 securitization closing date in December 2016.

(4)	See “Initial Reserves” and “Ongoing Reserves” below.

(5)	The borrower deposited $343,318 into a rent bridge reserve, which represents two months of rent on the remaining portion of the Google Kirkland Campus Phase II Property for which Google is not expected to start paying rent until February 2017.

(6)	DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate Google Kirkland Campus Phase II Whole Loan.

(7)	The appraiser assigned a hypothetical “dark value” of $116,000,000 for the Google Kirkland Campus Phase II Property. The Cut-off Date LTV based on the hypothetical “dark value” is 62.5%.

(8)	The Google Kirkland Campus Phase II Property was built in 2015. As a result, Historical NOI and Historical Occupancy are not applicable.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

451 Seventh Avenue South Kirkland, WA 98033	Collateral Asset Summary – Loan No. 3 Google Kirkland Campus Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 49.7% 2.56x 9.8%

The Loan. The Google Kirkland Campus Phase II loan (the “Google Kirkland Campus Phase II Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 180,844 sq. ft. Class A creative office campus located in Kirkland, Washington (the “Google Kirkland Campus Phase II Property”) with an original principal balance of $50.0 million that represents the controlling Note A-1 of a $72.5 million whole loan (the “Google Kirkland Campus Phase II Whole Loan”). The Google Kirkland Campus Phase II Loan is structured with a 10-year term and is interest only. The Google Kirkland Campus Phase II Loan accrues interest at a fixed rate equal to 3.6739% and has a Cut-off Date balance of $50.0 million.

The Google Kirkland Campus Phase II Loan is evidenced by two pari passu notes, the controlling Note A-1, with an original principal balance of $50.0 million, which will be included in the CFCRE 2016-C7 mortgage trust, and the non-controlling Note A-2, with an original principal balance of $22.5 million, which is held by CCRE or an affiliate and expected to be included in one or more future securitization trusts.

The relationship between the holders of the Google Kirkland Campus Phase II Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool–The Whole Loans–Google Kirkland Campus Phase II Whole Loan” in the Preliminary Prospectus.

Whole Loan Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$50,000,000	$50,000,000	CFCRE 2016-C7	Yes
Note A-2	$22,500,000	$22,500,000	CCRE	No
Total	$72,500,000	$72,500,000

Loan proceeds were used to retire existing debt of approximately $61.0 million, fund upfront reserves, pay closing costs and return approximately $10.5 million of equity to the borrower sponsor. Based on the “As-Is” appraised value of $146.0 million as of July 27, 2016 the Cut-off Date LTV ratio is 49.7%. In addition, the appraiser concluded a hypothetical “dark value” of $116.0 million as of July 27, 2016, resulting in a loan to dark value ratio of 62.5%. The most recent financing of the Google Kirkland Campus Phase II Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$72,500,000	100.0%	Loan Payoff	$60,986,085	84.1%
			Return of Equity(1)	$10,498,127	14.5%
			Closing Costs	$672,471	0.9%
			Reserves	$343,318	0.5%
Total Sources	$72,500,000	100.0%	Total Uses	$72,500,000	100.0%
(1)	The Google Kirkland Campus Phase II Property was developed by the borrower sponsors as a built-to-suit facility for Google at a cost of approximately $75.7 million (approximately $419 PSF). According to the borrower sponsor, Google has invested approximately $41.5 million (approximately $229 PSF) to build out its space.

The Borrower / Borrower Sponsor.  The borrower, SRMKIID, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote with two independent directors in its organizational structure. The sponsors of the borrower and non-recourse carve-out guarantors are Trevor Ashenbrener, Ryan Leong, Dee J. McGonigle III, James D. Rivard and Bryan P. Stone, on a joint and several basis. Collectively, these individuals represent the leadership team at SRM Development, LLC (“SRM”), the borrower sponsor.

SRM is a privately owned acquisition, development, construction management, and property management company, specializing in multi-family, senior housing and mixed-use developments across the western United States. Since 2001, SRM has developed and constructed more than $1.0 billion of residential and commercial real estate, 3,000 units of senior and multifamily housing and over 750,000 sq. ft. of retail, hotel and office space. SRM has developed and/or managed approximately 15 properties in the Seattle area.

The Property and Tenant. The Google Kirkland Campus Phase II Property is a 180,844 sq. ft., Class A creative office campus complex improved with one, two-story building located on approximately 5.1 acres in Kirkland, Washington. Constructed in 2015, the property is LEED Platinum certified and features large, open floor plates that are nearly two football fields long. Building finishes consist of custom wall finishes, carpet and reclaimed wood flooring with some polished concrete and both open and dropped ceilings. Additionally, the Google Kirkland Campus Phase II Property is situated above a two-level underground parking garage that contains 694 parking spaces (including 44 quick charging stations) and includes an area for a racquetball court, indoor basketball and a large area for ping pong and rope climbing.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

451 Seventh Avenue South Kirkland, WA 98033	Collateral Asset Summary – Loan No. 3 Google Kirkland Campus Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 49.7% 2.56x 9.8%

The Google Kirkland Campus Phase II Property is part of a larger, 375,669 sq. ft. Google creative-office campus, which includes Google Kirkland Campus Phase I (non-collateral), an adjacent three building complex totaling 194,825 sq. ft. that was developed in 2008-2009. Collectively, the creative-office campus is the company’s third-largest engineering center with more than 1,000 employees.

Amenities at the Google Kirkland Campus Phase II Property include a restaurant, several micro kitchens, large skylights that have an auto sun following Sunbeamer system to pull/reflect additional natural light into the core of the building and rooftop deck that is over 10,000 sq. ft. with views of Lake Washington. The perimeter of the building also includes, auto adjusting blinds that open and close as exterior light levels change.

The Google Kirkland Campus Phase II Property has been outfitted with a campus park, which includes a full size basketball court, regulation sand volleyball court, TRX instructional fitness area, seating areas, and a child play area. The Google Kirkland Campus Phase II Property also provides employees with a large landscaped area, a gas fire pit and covered walkway between Phase I and Phase II.

The Google Kirkland Campus Phase II Property was developed by the borrower sponsors as a built-to-suit facility for Google at a cost of approximately $75.7 million (approximately $419 PSF). According to the borrower sponsor, Google has invested approximately $41.5 million (approximately $229 PSF) to build out its space.

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF(2)	% of Total U/W Base Rent	Lease Expiration
Google	NR/Aa2/AA	180,844	100.0%	$41.03	100.0%	11/30/2027;1/31/2029(3)(4)
Total Occupied Collateral		180,844	100.0%	$41.03	100.0%
Vacant		0	0.0%
Total		180,844	100.0%

(1)	The ratings are those of the parent company, which does not guaranty the lease.

(2)	UW Base Rent includes contractual rent steps through February 1, 2017 ($135,523) and rent averaging through the term of the Google Kirkland Campus Phase II Loan ($763,794). Google commenced paying rent on the initial 125,520 sq. ft. premise (“Initial Premises”) in December 2015, and is expected to start paying rent on the remaining 55,324 sq. ft. premise in February 2017 (“Remaining Premises”). Current annual base rent for the Initial Premises is approximately $4,484,136 ($35.72 PSF). On February 1, 2017, annual base rent for the Google Kirkland Phase II Property will be $6,656,145 ($36.81 PSF) with 2.5% annual rent increases commencing February 1, 2018 through lease maturity. The appraiser concluded a market rent of $36.00 PSF, which is in-line with the current annual base rent of $35.72 PSF.

(3)	In March 2016, Google executed a triple-net lease, which, with respect to 125,520 sq. ft., expires on November 30, 2027 and with respect to 55,324 sq. ft. expires on January 31, 2029.

(4)	Google has three, five-year extension options and has the right to reduce the area of its leased space (and reduce its rent accordingly) with respect to (i) all or part of a quadrant, effective November 30, 2020 and (ii) all or part of a quadrant, effective as of November 30, 2022; upon 12 months’ notice and payment of a contraction fee. The Google Kirkland Campus Phase II Loan is structured with an excess cash flow sweep related to such contraction options. See “Lockbox / Cash Management” below.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

451 Seventh Avenue South Kirkland, WA 98033	Collateral Asset Summary – Loan No. 3 Google Kirkland Campus Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 49.7% 2.56x 9.8%

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF(1)	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2016	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2018	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2019	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2020	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2021	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2022	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2023	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2024	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2025	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2026	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
Thereafter(2)	1	180,844	100.0%	180,844	100.0%	$41.03	100.0%	100.0%
Vacant	NAP	0	0.0%	180,844	100.0%	NAP	NAP
Total / Wtd. Avg.	1	180,844	100.0%			$41.03	100.0%

(1)	UW Base Rent includes contractual rent steps through February 1, 2017 ($135,523) and rent averaging through the term of the Google Kirkland Campus Phase II Loan ($763,794). Google commenced paying rent on the Initial Premises in December 2015, and is required to start paying rent on the Remaining Premises in February 2017. Current annual base rent for the Initial Premises is approximately $4,484,136 ($35.72 PSF). On February 1, 2017, annual base rent for the Google Kirkland Campus Phase II Property will be $6,656,145 ($36.81 PSF) with 2.5% annual rent increases commencing February 1, 2018 through lease maturity. The appraiser concluded a market rent of $36.00 PSF, which is in-line with the current annual base rent of $35.72 PSF.

(2)	In March 2016, Google executed a triple-net lease, which, with respect to 125,520 sq. ft., expires on November 30, 2027 and with respect to 55,324 sq. ft. expires on January 31, 2029.

Google. (180,844 sq. ft.; 100.0% of NRA; 100.0% of U/W Base Rent) The Google Kirkland Campus Phase II Property is 100.0% leased to Google, a wholly-owned subsidiary of Alphabet Inc. (rated NR/Aa2/AA by Fitch/Moody’s/S&P). Founded in 1998 and headquartered in California, Google is a global technology company specializing in internet-related services and products, including search, cloud computing, software, and online advertising technologies. Google provides its products and services in more than 100 languages and over 50 countries, regions and territories. Google’s core products include Android, Maps, Chrome, YouTube, Google Play and Gmail.

Projects at the Google Kirkland Campus Phase II Property include Google Talk, Google Chrome, Gmail, YouTube, AdPlanner, AdWords and Widevine, a digital rights management software company.

In March 2016, Google executed a triple-net lease, which, with respect to 125,520 sq. ft. (the “Initial Premises”), expires on November 30, 2027 and with respect to 55,324 sq. ft. (the “Remaining Premises”) expires on January 31, 2029. Google commenced paying rent on the Initial Premises in December 2015, and is expected to start paying rent on the Remaining Premises in February 2017. Current annual base rent for the Initial Premises is approximately $4,484,136 ($35.72 PSF). On February 1, 2017, annual base rent for the Google Kirkland Campus Phase II Property will be $6,656,145 ($36.81 PSF) with 2.5% annual rent increases commencing February 1, 2018 through November 30, 2027. With respect to the Remaining Premises, annual rent will be $217,193 ($47.11 PSF) as of December 1, 2027 with a 2.5% rent increase in February 2028 prior to lease expiration in January 31, 2029. The lease is structured with three, five-year extension options.

The office portion of the building is comprised of four separate areas, each of which consists of approximately one-half of one floor. Each such area is referred to as a “Quadrant.”

Google has the right to reduce the area of its leased space (and reduce its rent accordingly) with respect to (i) all or part of a Quadrant, effective November 30, 2020 (“First Contraction Date”) and (ii) all or part of a Quadrant (“Second Contraction Date”), effective as of November 30, 2022; provided Google gives 12 months’ notice and pays a contraction fee equal to 12 months (with respect to the First Contraction Date) or nine months (with respect to the Second Contraction Date) of rent and expenses as reasonably estimated by the borrower (each, a “Contraction Option”).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

451 Seventh Avenue South Kirkland, WA 98033	Collateral Asset Summary – Loan No. 3 Google Kirkland Campus Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 49.7% 2.56x 9.8%

Environmental Matters. According to a Phase I environmental report, dated August 2, 2016, there are no recognized environmental conditions or recommendations for further action at the Google Kirkland Campus Phase II Property.

The Market. The Google Kirkland Campus Phase II Property is located on Seventh Avenue South within Kirkland, Washington. Employers located in the Seattle metropolitan area include Amazon, Facebook, Oracle, eBay, Salesforce, Uber, Twitter, Apple, Children’s Hospital, the University of Washington and Microsoft, among others. According to the 2015 edition of the Startup Genome Project, Seattle was ranked as the eighth best “Global Startup Ecosystem” with 1,500 to 2,200 active tech startups.

The Google Kirkland Campus Phase II Property is located within Kirkland, a close-in Seattle suburb. With access to State Route 520, Interstate 405 and the Lake Washington waterfront, the Google Kirkland Campus Phase II Property is located approximately 11.0 miles from downtown Seattle and is within walking distance of a number of amenities including shops, restaurants and lodging. Additionally, the Google Kirkland Campus Phase II Property is surrounded by a number of Kirkland’s newest developments including Kirkland Urban, a 1.2 million sq. ft. mixed-use development, as well as nearly a dozen new multifamily developments. Located within five miles of Microsoft’s world headquarters, Kirkland has become a hub for many of the region’s technology tenants, including Tableau, Wave Broadband, Bluetooth SIG and GoDaddy. The population and average household income as of 2015 within a 5-mile radius of the Google Kirkland Campus Phase II Property are 299,761 and $119,944, respectively.

The Google Kirkland Campus Phase II Property is located in the Eastside office market, which totals more than 48.7 million sq. ft. of space in 1,433 buildings. As of the second quarter of 2016, average vacancy was 6.6% (compared to 6.7% during the same quarter the prior year) with average asking rent of $33.95 PSF. The Google Kirkland Campus Phase II Property is more specifically located in the Kirkland office submarket, which totals 4.3 million sq. ft. of space in 204 buildings. As of the second quarter of 2016, average vacancy was 5.0% with average asking rent of $30.31 PSF. During the second quarter of 2016, there was 187,792 sq. ft. of positive net absorption and no new construction.

The appraiser analyzed a set of 10 comparable office rentals within the immediate competitive area of the Google Kirkland Campus Phase II Property, which indicated a base rent range of $30.00 to $40.50 PSF. The appraiser determined an office market rent of $36.00 PSF, which is consistent with the Google Kirkland Campus Phase II Property’s in-place rent.

Comparable Set(1)
Name	City	Tenant	Lease Area (sq. ft.)	Lease Term (mos.)	Rent PSF
Google Kirkland Campus Phase II Property	Kirkland	Google	180,844	157(2)	$35.72(3)
Kirkland Urban - Central Building	Kirkland	Wave	87,145	126	$34.00
Kirkland Urban - North Building	Kirkland	Tableau Software	91,907	120	$34.00
434 Kirkland Way	Kirkland	Tableau Software	24,141	39	$35.50
Waterfront Place on Yarrow Bay	Kirkland	Guild Mortgage	7,151	76	$31.00
400 Lincoln Square	Bellevue	Apex Systems	7,200	96	$40.50
NorthEdge	Seattle	Tableau Software	207,791	132	$35.00
Troy Block - South Tower	Seattle	Amazon.com	391,005	192	$33.25
Troy Block - North Tower	Seattle	Amazon.com	418,999	192	$35.00
Hill7	Seattle	HBO	112,222	120	$36.50
200 Occidental	Seattle	Weyerhaeuser	175,000	180	$30.00
Appraiser’s Conclusion:					$36.00
(1)	Source: Appraisal.

(2)	Based on the lease expiration for the portion of the Google Kirkland Campus Phase II Property for which Google is currently paying rent (November 30, 2027).

(3)	Represents current annual base rent for the Initial Premises.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

451 Seventh Avenue South Kirkland, WA 98033	Collateral Asset Summary – Loan No. 3 Google Kirkland Campus Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 49.7% 2.56x 9.8%

Cash Flow Analysis.

Cash Flow Analysis(1)
	U/W	U/W PSF
Base Rent(2)	$7,419,939	$41.03
Value of Vacant Space	0	0.00
Gross Potential Rent	$7,419,939	$41.03
Total Recoveries	2,361,455	13.06
Other Income	0	0.00
Less: Vacancy(3)	(195,628)	(1.08)
Effective Gross Income	$9,585,766	$53.01
Total Operating Expenses	2,460,526	13.61
Net Operating Income	$7,125,240	$39.40
TI/LC	180,844	1.00
Capital Expenditures	36,169	0.20
Net Cash Flow	$6,908,227	$38.20
(1)	The Google Kirkland Campus Phase II Property was built in 2015. As a result, historical cash flows are not applicable.

(2)	UW Base Rent includes contractual rent steps through February 1, 2017 ($135,523) and rent averaging through the term of the Google Kirkland Campus Phase II Loan ($763,794). Google commenced paying rent on the Initial Premises in December 2015, and is expected to start paying rent on the Remaining Premises in February 2017. Current annual base rent for the Initial Premises is approximately $4,484,136 ($35.72 PSF). On February 1, 2017, annual base rent for the Google Kirkland Phase II Property will be $6,656,145 ($36.81 PSF) with 2.5% annual rent increases commencing February 1, 2018 through lease maturity. The appraiser concluded a market rent of $36.00 PSF, which is in-line with the current annual base rent of $35.72 PSF.

(3)	Underwritten Vacancy represents 2.0% of Gross Potential Rent. The Google Kirkland Campus Phase II Property is currently 100% occupied by Google.

Property Management.    The Google Kirkland Campus Phase II Property is managed by SRM Development, LLC, an affiliate of the borrower.

Lockbox / Cash Management.    The Google Kirkland Campus Phase II Loan is structured with a springing hard lockbox and springing cash management. A hard lockbox, in-place cash management and excess cash flow sweep will be required during a Cash Trap Period.

A “Cash Trap Period” will be in place upon (i) the occurrence of any event of default until cured, (ii) the failure by the borrower on or after the end of two consecutive calendar quarters to maintain a net cash flow debt yield of 7.50% until such debt yield is greater than or equal to 7.50% for two consecutive calendar quarters or (iii) the continuance of (x) a Major Tenant Non-Renewal Event or Major Tenant Trigger Event and (y) the failure by the borrower as of the date of such Major Tenant Non-Renewal Event or Major Tenant Trigger Event to maintain a net cash flow debt yield of 7.50% until such debt yield is greater than or equal to 7.50% for two consecutive calendar quarters.

A “Major Tenant Non-Renewal Event” means a period commencing upon the occurrence of any of the following: (i) Google or any successor tenant whose lease payments are equal to greater than 20% of gross income from operations (a “Major Tenant”) provides written notice of its intent (a) to vacate all or any portion of its space under its lease or (b) to not renew or to not extend its lease, or (ii) Google exercises a Contraction Option.

A “Major Tenant Trigger Event” means a period commencing upon the occurrence of any of the following: (i) a Major Tenant either ceases operations or otherwise vacates all or any portion of its space either (x) for a period of 12 months or more, or (y) within the last 18 months prior to the maturity date of the Google Kirkland Campus Phase II Loan or the term of such Major Tenant’s lease, (ii) a Major Tenant becomes the subject of a bankruptcy action or otherwise goes out of business, (iii) a Major Tenant’s lease is then in default beyond any notice and/or cure period or (iv) if a Major Tenant is Google, that the senior unsecured debt rating for Alphabet, Inc. and/or Google Inc. falls below “BBB-“ as determined by S&P and/or Fitch and/or “Baa3” as determined by Moody’s.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

451 Seventh Avenue South Kirkland, WA 98033	Collateral Asset Summary – Loan No. 3 Google Kirkland Campus Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 49.7% 2.56x 9.8%

Initial Reserves.    At origination, the borrower deposited $343,318 into a rent bridge reserve, which represents two months’ of rent on the Remaining Premises, 50% of which will be released to the borrower on each of the first two payment dates of the Google Kirkland Campus Phase II Loan, provided no event of default is continuing.

Ongoing Reserves. On a monthly basis, the borrower is required to deposit (i) 1/12 of the estimated annual real estate taxes, but such requirement is waived if (a) Google is obligated to pay these taxes under its lease and borrower provides evidence that such tax amounts have been paid to the applicable taxing authority at least 15 days prior to the date it is due, and (b) there is no event of default and (ii) 1/12 of the estimated annual insurance premiums, but such requirement is waived if (x) there is no event of default and (y) the borrower provides evidence to lender of renewal policies prior to expiration of any applicable policies.

In the event that, either any Major Tenant Non-Renewal Event or any Major Tenant Trigger Event occurs, then as of (a) with respect to a Major Tenant Non-Renewal Event, the Major Tenant Lease Sweep Period and/or (b) with respect to any Major Tenant Trigger Event, the date of such Major Tenant Trigger Event, all excess cash flow is required to be deposited into the Major Tenant reserve until the balance of the reserve is equal to the aggregate of (x) the sum of 110% of the tenant improvements and leasing commissions for any Major Tenant Non-Renewal Premises then subject to new, qualified lease(s) pursuant to the terms of such Major Tenant’s lease, and (y) $40.00 PSF for the applicable space at the Google Kirkland Campus Phase II Property for any portion of the Major Tenant Non-Renewal Premises which is not subject to one or more new, qualified leases.

“Major Tenant Lease Sweep Period” means the period continuing during the earlier of (i) the date a Major Tenant’s renewal notice is due pursuant to its lease(s) and (ii) the date that is nine months prior to the lease expiration date (and the portion of leased premises affected by such Major Tenant, the “Major Tenant Non-Renewal Premises”)

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.   None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

451 Seventh Avenue South Kirkland, WA 98033	Collateral Asset Summary – Loan No. 3 Google Kirkland Campus Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 49.7% 2.56x 9.8%

Seattle
Bellevue
Kirkland
Inglewood-Finn Hill
Kirkland
Google Kirkland Campus Phase II
451 Seventh Avenue South
Kirkland, WA 98033
Hunts Point
Clyde Hill
Bellevue
CBD
Medina
Seattle
Lake Washington
Mercer Island

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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645 East Shaw Avenue Fresno, CA 93710	Collateral Asset Summary – Loan No. 4 Fresno Fashion Fair	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,000,000 57.5% 2.14x 8.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

645 East Shaw Avenue Fresno, CA 93710	Collateral Asset Summary – Loan No. 4 Fresno Fashion Fair	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,000,000 57.5% 2.14x 8.1%

Mortgage Loan Information
Loan Seller:	Société Générale
Loan Purpose:	Recapitalization
Borrower Sponsor:	The Macerich Partnership, L.P.
Borrower:	Macerich Fresno Limited Partnership
Original Balance(1):	$41,000,000
Cut-off Date Balance(1):	$41,000,000
% by Initial UPB:	6.3%
Interest Rate:	3.5870%
Payment Date:	1st of each month
First Payment Date:	December 1, 2016
Maturity Date:	November 1, 2026
Amortization:	Interest Only
Additional Debt(1):	$284,000,000 Pari Passu Debt
Call Protection(2)(3):	L(25), DorYM1(91), O(4)
Lockbox / Cash Management:	Hard / Springing

Reserves(4)
	Initial	Monthly
Taxes:	$0	Springing
Insurance:	$0	Springing
Replacement:	$0	Springing
TI/LC:	$0	Springing

Financial Information(5)
Cut-off Date Balance / Sq. Ft.(6):	$606
Balloon Balance / Sq. Ft.(6):	$606
Cut-off Date LTV:	57.5%
Balloon LTV:	57.5%
Underwritten NOI DSCR:	2.22x
Underwritten NCF DSCR:	2.14x
Underwritten NOI Debt Yield:	8.1%
Underwritten NCF Debt Yield:	7.8%
Underwritten NOI Debt Yield at Balloon:	8.1%
Underwritten NCF Debt Yield at Balloon:	7.8%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Regional Mall
Collateral:	Fee Simple
Location:	Fresno, CA
Year Built / Renovated:	1970 / 2003, 2006
Total Sq. Ft.:	957,944
Collateral Sq. Ft.:	536,093
Property Management:	Macerich Property Management Company, LLC
Underwritten NOI:	$26,292,514
Underwritten NCF:	$25,299,225
Appraised Value:	$565,000,000
Appraisal Date:	August 24, 2016

Historical NOI
Most Recent NOI:	$28,060,898 (T-12 June 30, 2016)
2015 NOI:	$28,175,003 (December 31, 2015)
2014 NOI:	$26,351,308 (December 31, 2014)
2013 NOI:	$25,136,449 (December 31, 2013)

Historical Occupancy
Most Recent Occupancy(7):	88.2% (August 31, 2016)
2015 Occupancy:	93.2% (December 31, 2015)
2014 Occupancy:	95.8% (December 31, 2014)
2013 Occupancy:	95.8% (December 31, 2013)
(1)	The Fresno Fashion Fair Loan is part of the Fresno Fashion Fair Whole Loan, which is evidenced by seven pari passu notes in the aggregate original principal amount of $325.0 million. The non-controlling Note A-2-B, with an original principal balance of $36.0 million and non-controlling Note A-2-D, with an original principal balance of $5.0 million will be included in the CFCRE 2016-C7 mortgage trust. The controlling Note A-1-A , with an original principal balance of $60.0 million was contributed to the JPMDB 2016-C4 mortgage trust and non-controlling Notes A-1-B and A-1-C, with respective original principal balances of $80.0 million and $69.0 million, are currently held by JPMorgan Chase Bank, National Association (“JPMCB”) and expected to be contributed to one or more future securitizations. The non-controlling Note A-2-A, with an original principal balance of $40.0 million was contributed to the CFCRE 2016-C6 mortgage trust and Note A-2-C, with aggregate original principal balance of $35.0 million is expected to be contributed to the CGCMT 2016-P6 mortgage trust.
(2)	The borrower has the option of prepayment in full together with the greater of 1% or yield maintenance or defeasance in full. The lockout period will be at least 25 payment dates beginning with and including the first payment date of December 1, 2016. Defeasance of the full $325.0 million Fresno Fashion Fair Whole Loan is permitted after the date that is the earlier to occur of (i) two years after the closing date of the securitization that includes the last pari passu note to be securitized and (ii) October 6, 2019. The assumed lockout period of 25 payments is based on the expected CFCRE 2016-C7 securitization closing date in December 2016. The actual lockout period may be longer.
(3)	Partial release is permitted. See “Partial Release” below.
(4)	See “Initial Reserves” and “Ongoing Reserves” below.
(5)	DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate Fresno Fashion Fair Whole Loan.
(6)	Based on collateral sq. ft.
(7)	Most Recent Occupancy for the Fresno Fashion Fair Property is based on the collateral sq. ft. of 536,093 as of August 31, 2016 and excludes both non-collateral anchor and temporary tenants. Most Recent Occupancy including temporary tenants is 92.2%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

645 East Shaw Avenue Fresno, CA 93710	Collateral Asset Summary – Loan No. 4 Fresno Fashion Fair	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,000,000 57.5% 2.14x 8.1%

The Loan. The Fresno Fashion Fair loan (the “Fresno Fashion Fair Loan”) is part of the Fresno Fashion Fair whole loan (the “Fresno Fashion Fair Whole Loan”) evidenced by seven pari passu notes that are together secured by a first mortgage encumbering the borrower’s fee simple interest in a super regional mall totaling 957,944 sq. ft. (the “Fresno Fashion Fair Mall”), of which 536,093 sq. ft. (the “Fresno Fashion Fair Property”), serves as collateral for the Fresno Fashion Fair Whole Loan.

The Fresno Fashion Fair Whole Loan was originated on October 6, 2016 by Société Générale (“SG”) and JPMCB. The Fresno Fashion Fair Loan, evidenced by Note A-2-B, with an original principal balance of $36.0 million, an outstanding principal balance as of the Cut-off Date of $36.0 million, and Note A-2-D, with an original principal balance of $5.0 million, an outstanding principal balance as of the Cut-off Date of $5.0 million and represents a non-controlling interest in the Fresno Fashion Fair Whole Loan.

The related Note A-1-A, A-1-B, A-1-C, A-2-A, and A-2-C (the “Fresno Fashion Fair Companion Loans”) have an aggregate original principal balance of $284.0 million. The controlling Note A-1-A, with an original principal balance of $60.0 million was contributed to the JPMDB 2016-C4 mortgage trust and non-controlling Notes A-1-B and A-1-C, with respective original principal balances of $80.0 million, and $69.0 million, are currently held by JPMCB and are expected to be contributed to one or more future securitizations. The non-controlling Note A-2-A, with an original principal balance of $40.0 million was contributed to the CFCRE 2016-C6 mortgage trust and non-controlling Note A-2-C, with an original principal balance of $35.0 million is expected to be contributed to the CGCMT 2016-P6 mortgage trust.

Whole Loan Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1-A	$60,000,000	$60,000,000	JPMDB 2016-C4	Yes
Note A-1-B & A-1-C	$149,000,000	$149,000,000	JPMCB	No
Note A-2-A	$40,000,000	$40,000,000	CFCRE 2016-C6	No
Note A-2-B	$36,000,000	$36,000,000	CFCRE 2016-C7	No
Note A-2-C (1)	$35,000,000	$35,000,000	SG	No
Note A-2-D	$5,000,000	$5,000,000	CFCRE 2016-C7	No
Total	$325,000,000	$325,000,000
(1)	Note A-2-C is currently held by SG and is expected to be contributed to the CGCMT 2016-P6 mortgage trust.

The Fresno Fashion Fair Whole Loan has an original principal balance and an outstanding principal balance as of the Cut-off Date of $325.0 million and accrues interest at an interest rate of 3.5870% per annum. The Fresno Fashion Fair Whole Loan had an initial term of 120 months, has a remaining term of 119 months as of the Cut-off Date and requires interest only payments. The Fresno Fashion Fair Whole Loan matures on November 1, 2026.

The Fresno Fashion Fair Whole Loan proceeds were used to return approximately $322.2 million of equity to the borrower sponsor and pay origination costs of approximately $2.8 million. Based on the appraised value of $565.0 million as of August 24, 2016, the Cut-off Date LTV ratio is 57.5%. The most recent financing of the Fresno Fashion Fair Mall was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$325,000,000	100.0%	Return of Equity	$322,225,802	99.1%
			Closing Costs	$2,774,198	0.9%
Total Sources	$325,000,000	100.0%	Total Uses	$325,000,000	100.0%

The Borrower / Borrower Sponsor.  The borrower is Macerich Fresno Limited Partnership, a single purpose California limited partnership structured to be bankruptcy remote with two independent directors in its organizational structure. The borrower sponsor of the borrower and the non-recourse carve-out guarantor is The Macerich Partnership, L.P. (“MPLP”).

The Macerich Company (“Macerich”) (NYSE: MAC) is involved in the acquisition, ownership, development, redevelopment, management and leasing of regional and community shopping centers specializing in retail with significant presence in the Pacific Rim, Arizona, Chicago and the Metro New York to Washington, DC corridor. Macerich is the sole general partner of, and owns a majority of the ownership interests in MPLP which will serve as the non-recourse carve-out guarantor. As of November 15, 2016, Macerich owned 56.0 million sq. ft. of real estate consisting primarily of interests in 51 regional shopping centers and reported a share price of $70.58 with total market capitalization of $10.47 billion. Macerich reported full-year 2015 revenues of $1.3 billion with net income of approximately $488.0 million. See “Description of the Mortgage Pool — Non-Recourse Carveout Limitations” and “Description of the Mortgage Pool — Loan Purpose; Default History, Bankruptcy Issues and Other Proceedings” in the Preliminary Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

645 East Shaw Avenue Fresno, CA 93710	Collateral Asset Summary – Loan No. 4 Fresno Fashion Fair	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,000,000 57.5% 2.14x 8.1%

The Property. The Fresno Fashion Fair Property consists of the borrower’s fee simple interest in a portion of a combination enclosed and open-air, single story, super regional mall located in Fresno, California. Built in 1970, Fresno Fashion Fair Mall contains approximately 957,944 sq. ft. of retail space, of which 536,093 sq. ft. serves as collateral for Fresno Fashion Fair Whole Loan. The Fresno Fashion Fair Mall serves as the primary super regional mall in its trade area and is anchored by Macy’s, JCPenney, Forever 21 and Macy’s Men’s & Children’s. For the trailing 12-month period ending August 2016, JCPenney totaled approximately $36.0 million in annual sales ($234 PSF) and has outperformed the JCPenney national average in annual sales by approximately $23.5 million. Macy’s owns its underlying land and improvements and is not collateral for the Fresno Fashion Fair Whole Loan. The Forever 21 anchor parcel was conveyed to an affiliate of the borrower sponsor prior to origination and does not serve as collateral for the Fresno Fashion Fair Whole Loan; however, the tenant is responsible for its proportionate share of CAM and tax reimbursements. Outside of the four anchor tenants, no individual tenant occupies more than 2.7% of collateral net rentable area or accounts for more than 3.5% in underwritten base rent.

As of August 31, 2016, the Fresno Fashion Fair Property was 88.2% occupied (92.2% including temporary tenants). The overall mall, inclusive of non-owned anchor tenants, is 93.4% occupied (95.6% including temporary tenants). The largest non-anchor collateral tenant, Victoria’s Secret, leases 14,530 sq. ft. (2.7% of the collateral net rentable area) through January 2027. Victoria’s Secret contributes 3.5% of the underwritten base rent and reported sales of $683.0 PSF for the trailing 12-months ending August 31, 2016. The second largest non-anchor collateral tenant, Love Culture, leases 14,135 sq. ft. (2.6% of the collateral net rentable area) through October 2020. Love Culture contributes 3.2% of the underwritten base rent and reported sales of $122 PSF for the trailing 12-months ending August 31, 2016. In addition to its anchors, the property’s in-line tenants largely consist of national retailers such as Apple, Abercrombie & Fitch, American Eagle Outfitters, Foot Locker and Aéropostale.

The Fresno Fashion Fair Mall has generated more than $314.0 million in overall gross sales for the trailing 12-months ending August 31, 2016, with comparable in-line sales of approximately $694 PSF and occupancy costs of 12.5%. The Fresno Fashion Fair Mall has demonstrated consistent performance with overall mall occupancy having averaged 95.8% from 2007 to 2015. The Fresno Fashion Fair Mall has experienced continued leasing momentum, with 30 new and renewal leases over the preceding 22-month period accounting for 81,688 square feet and approximately $5.1 million in underwritten base rent.

In-Line Historical Sales PSF and Occupancy Costs(1)(2)
	2013	2014	2015	T-12 (August 31, 2016)
Sales PSF	$621	$603	$642	$694
Sales PSF (excluding Apple)	$535	$524	$556	$597
Occupancy Cost	12.7%	13.4%	13.0%	12.5%
Occupancy Cost (excluding Apple)	14.9%	15.4%	15.0%	14.6%
(1)	In-line Historical Sales PSF and Occupancy Costs are based on actual reported sales or estimates, in each case provided by the borrower sponsor.
(2)	In-line Historical Sales PSF and Occupancy Costs are for comparable tenants less than 10,000 sq. ft. that reported full year sales and were provided by the borrower sponsor.

In 2003, Macerich initiated a remodeling program which included approximately $12.0 million in interior renovations. In 2006, the exterior lifestyle component of the Fresno Fashion Fair Mall was completed at a cost of approximately $21.0 million. The expansion added retail space to the Fresno Fashion Fair Mall which is now tenanted by several national retailers including Anthropologie, Michael Kors, Sephora, Lucky, Bebe and GUESS. This expansion now connects the retail component with restaurants such as The Cheesecake Factory, Fleming’s Steakhouse and BJ’s Restaurant & Brewery. The borrower sponsor informed the lenders that it intends to invest approximately $2.48 million ($2.59 PSF) over the next three years. The Fresno Fashion Fair Mall contains 5,930 surface parking spaces for an overall parking ratio of 6.19 spaces per 1,000 sq. ft.

Historical and Current Occupancy(1)
	2013	2014	2015	T-12 (August 31, 2016)
Occupancy (excluding temporary tenants)	95.8%	95.8%	93.2%	88.2%
Occupancy (including temporary tenants)	96.8%	98.4%	98.1%	92.2%
(1)	Historical Occupancies are as of December 31st of each respective year.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

645 East Shaw Avenue Fresno, CA 93710	Collateral Asset Summary – Loan No. 4 Fresno Fashion Fair	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,000,000 57.5% 2.14x 8.1%

Tenant Summary(1)
Tenant	Ratings (Fitch/Moody’s/S&P)(2)	Total Sq. Ft.	% of Total Collateral Sq. Ft.	Lease Expiration	Annual U/W Base Rent PSF(3)	Total Sales(4)	Sales PSF(4)	Occupancy Cost (% of Sales)

Non-Collateral Anchor Tenants
Macy’s(5)	BBB/Baa2/BBB	176,410	NAP	NAP	NAP	$45,500,000	$258	0.7%
Forever 21(5)(6)	NR/NR/NR	148,614	NAP	NAP	NAP	$10,921,726	$73	8.2%
Macy’s Men’s and Children’s(5)(6)	BBB/Baa2/BBB	76,650	NAP	NAP	NAP	$19,500,000	$254	3.0%
Subtotal		401,674	NAP			$75,921,726	$189

Collateral Anchor Tenants
JCPenney(7)(8)	B+/B1/B	153,769	28.7%	11/30/2017	NAP	$36,000,000	$234	0.7%
Subtotal		153,769	28.7%			$36,000,000	$234

Major Tenants (≥ 10,000 sq. ft.)
Victoria’s Secret	BB+/Ba1/BB+	14,530	2.7%	1/31/2027	$47.05	$9,926,090	$683	9.1%
Love Culture	NR/NR/NR	14,135	2.6%	10/31/2020	$44.22	$1,730,170	$122	36.1%
Bank of the West	A/Aa3/A-	14,114	2.6%	12/31/2018	$41.81	NAV	NAV	NAV
Anthropologie	NR/NR/NR	10,928	2.0%	1/31/2017	$31.78	$2,339,436	$214	22.5%
The Cheesecake Factory	NR/NR/NR	10,200	1.9%	1/31/2026	$40.00	$9,576,216	$939	5.9%
Subtotal		63,907	11.9%			$23,571,912	$473

In-line Tenants (<10,000 sq. ft.)(9)		255,081	47.6%				$694	12.5%

Total Occupied Collateral		472,757	88.2%

Vacant		63,336	11.8%
Total Collateral(10)		536,093	100.0%

(1)	Based on the rent roll dated August 31, 2016.
(2)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(3)	Annual U/W Base Rent PSF includes contractual rent steps through August 2017.
(4)	Total Sales and Sales PSF of non-collateral and collateral tenants were provided by the borrower as of August 31, 2016, and only includes tenants which reported sales for a minimum of 12 months.
(5)	Macy’s and Macy’s Men’s & Children’s sales are based on the borrower sponsor’s estimate, while Forever 21 is based on actual reported sales, each as of August 31, 2016.
(6)	Partial release is permitted. See “Partial Release” below.
(7)	JCPenney is an original tenant at the property and is not obligated to pay rent under its leases. Under their current lease, JCPenney is responsible only for its proportionate share of CAM and tax reimbursements.
(8)	JCPenney’s lease will be terminated and the tenant will be released from its obligations under the lease in the event the borrower rejects its offer to purchase its leased premises. See “Purchase Option” below.
(9)	In-line Tenants (<10,000 sq. ft.) include jewelry, food court, kiosk and temporary tenants.
(10)	Total Collateral excludes non-collateral anchor tenants.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

645 East Shaw Avenue Fresno, CA 93710	Collateral Asset Summary – Loan No. 4 Fresno Fashion Fair	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,000,000 57.5% 2.14x 8.1%

Lease Rollover Schedule(1)(2)
Year	# of Leases Expiring	Total Expiring Sq. Ft.(3)	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	4	7,726	1.4%	7,726	1.4%	$64.65	2.6%	2.6%
2016	1	3,867	0.7%	11,593	2.2%	$98.35	2.0%	4.5%
2017(4)	20	217,583	40.6%	229,176	42.7%	$14.57	16.4%	20.9%
2018	11	36,850	6.9%	266,026	49.6%	$59.66	11.3%	32.3%
2019	12	23,461	4.4%	289,487	54.0%	$70.26	8.5%	40.8%
2020	14	38,821	7.2%	328,308	61.2%	$61.49	12.3%	53.1%
2021	9	18,358	3.4%	346,666	64.7%	$67.73	6.4%	59.5%
2022	3	19,614	3.7%	366,280	68.3%	$35.91	3.6%	63.1%
2023	10	25,011	4.7%	391,291	73.0%	$63.42	8.2%	71.3%
2024	12	21,857	4.1%	413,148	77.1%	$102.26	11.5%	82.9%
2025	6	11,945	2.2%	425,093	79.3%	$69.30	4.3%	87.1%
2026	7	31,302	5.8%	456,395	85.1%	$51.08	8.3%	95.4%
Thereafter	3	16,362	3.1%	472,757	88.2%	$54.60	4.6%	100.0%
Vacant	NAP	63,336	11.8%	536,093	100.0%	NAP	NAP
Total / Wtd. Avg.	112	536,093	100.0%			$40.98	100.0%

(1)	Based on rent roll dated August 31, 2016.
(2)	Certain tenants have lease termination options related to co-tenancy provisions and sales thresholds that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.
(3)	Total Expiring Sq. Ft. represents owned collateral only and excludes the square footage associated with the BJ’s Restaurant & Brewery, Chick-fil-A and Fleming’s Steakhouse, for which the respective tenant owns their improvements but not the related land, which are ground leased from the borrower.
(4)	70.7% of expiring sq. ft. in 2017 is comprised of JCPenney which is not obligated to pay rent under their lease. As such, base rent was not underwritten for this tenant; however, JCPenney recoveries of $238,757 were underwritten.

Environmental Matters.    The Phase I environmental report dated September 6, 2016 recommended no further action at the Fresno Fashion Fair Mall.

The Market.    The Fresno Fashion Fair Mall is located in Fresno, California, approximately 5.5 miles north of downtown Fresno. Fresno is California’s fifth largest city with a population of approximately 520,000 residents as of 2015. The Fresno Fashion Fair Mall is located approximately 5.8 miles east of Highway 99, the major regional highway through the Central Valley of California and is situated between Highway 41 and Highway 168. According to the California State Transportation Agency, the average traffic count on Highway 168 is 123,000 vehicles per day. California State University, Fresno is located just over 1 mile east of the Fresno Fashion Fair Mall and has a total student population as of the 2016 fall semester of approximately 24,400 students.

According to the appraisal, the Fresno Fashion Fair Mall is located in the Fresno retail market. As of the second quarter of 2016, the Fresno retail market consisted of approximately 64.2 million sq. ft. with an overall vacancy of 7.5% and an average rental rate of $13.14 PSF. According to the appraisal, the Fresno Fashion Fair Mall is located within the East Shaw retail submarket, a subsection of the larger Fresno retail market. The East Shaw total retail submarket consists of approximately 3.8 million sq. ft. with an overall vacancy of 7.2%.

Fresno’s population grew at an average rate of 1.1% annually between 2005 and 2015, 0.3% higher than the national average growth rate of 0.8% over the same period of time. As of year-end 2015, the Fresno metropolitan statistical area is home to approximately 975,499 people with an estimated population within a five-, seven- and 25-mile radius of the Fresno Fashion Fair Mall of approximately 400,022, 623,569 and 989,691 people, respectively. Additionally, estimated household income within a five-, seven- and 25-mile radius of the Fresno Fashion Fair Mall is approximately $63,126, $66,212 and $66,870, respectively, with projected annual compound growth of 3.0% through 2020.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

645 East Shaw Avenue Fresno, CA 93710	Collateral Asset Summary – Loan No. 4 Fresno Fashion Fair	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,000,000 57.5% 2.14x 8.1%

The appraiser concluded five regional / power and lifestyle centers are considered primary competition to the Fresno Fashion Fair Mall. The appraisal does not identify any new or proposed directly competitive properties in the area.

Fresno Fashion Fair Competitive Set(1)
Name	Fresno Fashion Fair	Fig Garden Village	The Shops at River Park	Marketplace at River Park	Villagio Shopping Center	Sierra Vista Mall

Competition	NAP	Primary	Primary	Primary	Primary	Primary
Distance from Subject	NAP	1.7 miles	3.5 miles	3.3 miles	4.0 miles	4.4 miles
City, State	Fresno, CA	Fresno, CA	Fresno, CA	Fresno, CA	Fresno, CA	Clovis, CA
Property Type	Regional Mall	Lifestyle Center	Regional Center	Power Center	Lifestyle Center	Regional Center
Year Built / Renovated	1970 / 2003, 2006	1956 / 2000, 2002, 2007	1997 / NAP	1996 / NAP	2002 / 2006	1988 / 1999, 2007
Total Occupancy(2)	88.2%	94.0%	93.0%	98.0%	100.0%	80.0%
Anchor Size (Sq. Ft.)	555,443	54,063	288,640	300,000	82,000	410,238
Total Size (Sq. Ft.)(3)	957,944	301,101	677,252	505,925	203,268	697,980
Anchor Tenants	Macy’s (non-collateral), JCPenney, Forever 21 (non-collateral), Macy’s Men’s & Children’s (non-collateral)	Whole Foods, CVS	Macy’s, Edward’s Cinema, REI, Cost Plus	JCPenney, Target, Best Buy, Buy Buy Baby, Marshalls, Old Navy	Nordstrom Rack, Barnes & Noble, HomeGoods	Sears, Kohl’s, Target, Sierra Vista Cinema
(1)	Based on the appraisal.
(2)	Total Occupancy for the Fresno Fashion Fair Property is based on the collateral sq. ft. of 536,093 as of August 31, 2016 and excludes both non-collateral anchor and temporary tenants. Most Recent Occupancy including temporary tenants is 92.2%.
(3)	Total Size (Sq. Ft.) for the Fresno Fashion Fair Mall includes all collateral and non-collateral tenants.

Cash Flow Analysis.

Cash Flow Analysis
	2013	2014	2015	T-12 6/30/2016	U/W	U/W PSF
Base Rent(1)	$18,697,240	$19,896,034	$19,975,192	$19,519,888	$19,372,285	$36.14
Value of Vacant Space	0	0	0	0	3,363,389	6.27
Less: Free Rent Adjustment	(134,874)	(132,582)	(118,556)	(47,839)	0	0.00
Gross Potential Rent	$18,562,366	$19,763,452	$19,856,636	$19,472,049	$22,735,674	$42.41
Total Recoveries	9,689,362	9,982,889	10,475,252	10,412,854	9,238,965	17.23
Total % Rents	455,674	281,211	295,450	420,797	249,478	0.47
Total Other Income	2,880,117	2,766,640	3,201,069	3,483,929	3,531,737	6.59
Less: Vacancy & Credit Loss(2)	0	0	0	0	(3,363,389)	(6.27)
Effective Gross Income	$31,587,519	$32,794,192	$33,828,407	$33,789,629	$32,392,464	$60.42
Total Operating Expenses	6,451,070	6,442,884	5,653,404	5,728,731	6,099,950	11.38
Net Operating Income	$25,136,449	$26,351,308	$28,175,003	$28,060,898	$26,292,514	$49.04
TI/LC	0	0	0	0	922,954	1.72
Capital Expenditures	0	0	0	0	70,335	0.13
Net Cash Flow	$25,136,449	$26,351,308	$28,175,003	$28,060,898	$25,299,225	$47.19
(1)	U/W Base Rent includes $461,458 in contractual rent steps through August 2017.
(2)	U/W Vacancy & Credit Loss is based on an economic vacancy of 9.4%.

Property Management.    The Fresno Fashion Fair Mall is managed by Macerich Property Management Company, LLC, which is an affiliate of the borrower sponsor.

Lockbox / Cash Management.    The Fresno Fashion Fair Loan is structured with a hard lockbox and springing cash management. In- place cash management and a cash flow sweep will occur upon a Trigger Period.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

645 East Shaw Avenue Fresno, CA 93710	Collateral Asset Summary – Loan No. 4 Fresno Fashion Fair	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,000,000 57.5% 2.14x 8.1%

“Trigger Period” means a period commencing upon the occurrence of (i) an event of default or (ii) the failure by the borrower after the 45th day following the end of each calendar quarter to maintain a debt service coverage ratio (as calculated under the loan documents) of 1.45x, and will end with regard to clause (i) when the event of default has been cured (and no other event of default is then continuing), or with regard to clause (ii) the debt service coverage ratio (as calculated under the loan documents) is at least equal to 1.50x following the 45th day for two consecutive calendar quarters.

Initial Reserves.    None.

Ongoing Reserves. On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes and (ii) 1/12 of the estimated annual insurance premiums and other assessments. Notwithstanding the foregoing (i) tax escrows are waived provided no Trigger Period has occurred and is continuing and the borrower provides evidence that taxes and other assessments continue to be timely paid and (ii) insurance escrows are waived if the Fresno Fashion Fair Property is covered by an acceptable blanket policy, no Trigger Period has occurred and is continuing and the borrower provides ongoing evidence of acceptable renewals and, upon request, evidence of timely payment of the premiums.

On a monthly basis, borrower is required to deposit replacement reserves equal to the gross leasable area of the Fresno Fashion Fair Property, including tenants under anchor leases (which as of the origination date is 368,160 sq. ft. and will be updated from time to time upon the commencement of a Trigger Period), multiplied by $0.25 and divided by 12 months, subject to a cap equal to 24 times the required monthly deposits into the replacement reserve account. On a monthly basis, borrower is required to deposit rollover reserves in an amount equal to the gross leasable area of the Fresno Fashion Fair Property less the portion of such area leased and/or occupied by non-collateral anchor tenants and any additional tenant, including tenants under anchor leases (which as of the origination date is 556,410 sq. ft. and will be updated from time to time upon the commencement of a Trigger Period), multiplied by $1.00 and divided by 12 months, subject to a cap equal to 24 times the required monthly deposits into the rollover reserve account. Notwithstanding the foregoing, replacement reserves and rollover reserves are waived provided no Trigger Period has occurred and is continuing.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

Redevelopment, Master Lease and Partial Releases. The borrower is permitted to engage in certain redevelopment activities at the Fresno Fashion Fair Mall, which may include the modification and/or termination of the Macy’s Men’s & Children’s or JCPenney leases and the release of surface parking adjacent to Forever 21 and/or Macy’s Men’s and Children’s with the adjacent parking area, in each case without the payment of a release price or prepayment of the Fresno Fashion Fair Whole Loan. In the event of any decrease in underwritten net operating income as a result of the redevelopment activities, the borrower is required to enter into a master lease with the guarantor for all vacant space at the property. The rent under any such master lease is required to be in the amount of any decrease in underwritten net operating income. The rent will be reduced if and to the extent underwritten net operating income with respect to the property increases, as determined on a quarterly basis.

With respect to any termination of the Macy’s Men’s & Children’s lease or JCPenney lease, the master lease will terminate if: (x) the underwritten net operating income with respect to the Fresno Fashion Fair Property is restored to the greater of (i) pre-development levels and (ii) $27,000,000, and (y) the areas impacted by such redevelopment activities are 90% or more occupied with tenants in possession and paying rent. With respect to any modification of the Macy’s Men’s & Children’s lease and/or JCPenney lease resulting in a decrease in underwritten net operating income, the master lease will terminate when the underwritten net operating income is restored to the greater of (i) pre-modification levels and (ii) $27,000,000. No base rent has been underwritten in connection with the Macy’s, JCPenney, Macy’s Men’s & Children’s and Forever 21 spaces.

Purchase Option. JCPenney has the right to purchase its parcel under its lease. Should the tenant exercise its purchase option, the borrower is required under the mortgage loan documents to reject such offer with a timely rejection and simultaneous delivery of a copy of said rejection to tenant which will result in JCPenney being released from its obligations under the lease as long as JCPenney pays all basic rents and other amounts due.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

645 East Shaw Avenue Fresno, CA 93710	Collateral Asset Summary – Loan No. 4 Fresno Fashion Fair	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,000,000 57.5% 2.14x 8.1%

FASHIONFAIR
WHERE THE STORES ARE
OWNED
OTHER
COSTCO
KAISER HOSPITAL
ST. AGNES
N
HIGHWAY 41
FIRST STREET
HOOVER HIGH SCHOOL
FRESNO STREET
SHAW AVENUE
AMERICA'S TIRE
DAVID'S BRIDAL
BURGER KING
BANK OF THE WEST
UNION BANK OF CALIFORNIA
THE CHEESECAKE FACTORY
FLEMING'S PRIME STEAKHOUSE & WINE BAR
BJ'S RESTAURANT & BREWHOUSE
VERIZON
CHICK-FIL-A
FOREVER 21
MACY'S WOMEN & HOME
JCPENNEY
MACY'S MEN'S & CHILDREN'S
2,400 SF AVAILABLE
KAISER MEDICAL BUILDING

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

645 East Shaw Avenue Fresno, CA 93710	Collateral Asset Summary – Loan No. 4 Fresno Fashion Fair	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,000,000 57.5% 2.14x 8.1%

macy's
WOMEN & HOME
GYMBOREE
VANS
zumiez
ZALES
HOT TOPIC
jcpenney
Buckle
LOVECULTURE
HOLLISTER
Abercrombie & Fitch
Disney store
TORRID
ALDO
THE CHILDREN'S PLACE
PACSUN
VICTORIA'S SECRET
KAY
macy's
MEN'S AND CHILDREN'S
SEPHORA
bebe
ANTHROPOLOGIE
claire's
GNC
Lids
THE LIMITED
Lucky Brand
charlotte russe
CHAMPS
Foot Locker
AEROPOSTALE
TILLY'S
Justice
NEW YORK & COMPANY
Payless
Bath&BodyWorks
EXPRESS
AMERICAN EAGLE
GameStop
wet seal
FOREVER 21
EAST SHAW AVENUE
Anchor / Non Collateral
Anchor
Non Anchor / In line
Ground Lease
Vacant

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

645 East Shaw Avenue Fresno, CA 93710	Collateral Asset Summary – Loan No. 4 Fresno Fashion Fair	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,000,000 57.5% 2.14x 8.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

(THIS PAGE INTENTIONALLY LEFT BLANK)

2700 Potomac Mills Circle Woodbridge, VA 22192	Collateral Asset Summary – Loan No. 5 Potomac Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,500,000 38.0% 4.39x 13.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2700 Potomac Mills Circle Woodbridge, VA 22192	Collateral Asset Summary – Loan No. 5 Potomac Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,500,000 38.0% 4.39x 13.9%

Mortgage Loan Information
Loan Seller:	Société Générale / CCRE
Loan Purpose:	Refinance
Credit Assessment
(Moody’s/Fitch/KBRA):	baa1(sca.pd) / BBBsf / AAA
Borrower Sponsor:	Simon Property Group, L.P.
Borrower:	Mall at Potomac Mills, LLC
Original Balance(1):	$40,500,000
Cut-off Date Balance(1):	$40,500,000
% by Initial UPB:	6.2%
Interest Rate:	2.988213%
Payment Date:	1st of each month
First Payment Date:	December 1, 2016
Maturity Date:	November 1, 2026
Amortization:	Interest Only
Additional Debt(1)(2):	$250,500,000 Pari Passu Debt and $125,000,000 Subordinate Companion Loans
Call Protection(3)(4):	L(25), D(88), O(7)
Lockbox / Cash Management:	Hard / Springing

Reserves(5)
	Initial	Monthly
Taxes:	$0	Springing
Insurance:	$0	Springing
Replacement:	$0	Springing
TI/LC:	$0	Springing

Financial Information
Senior Loans(6)		Total Debt(7)
Cut-off Date Balance / Sq. Ft.(8):	$199	$285
Balloon Balance / Sq. Ft. (8):	$199	$285
Cut-off Date LTV:	38.0%	54.4%
Balloon LTV:	38.0%	54.4%
Underwritten NOI DSCR:	4.57x	2.77x
Underwritten NCF DSCR:	4.39x	2.65x
Underwritten NOI Debt Yield:	13.9%	9.7%
Underwritten NCF Debt Yield:	13.3%	9.3%
Underwritten NOI Debt Yield at Balloon:	13.9%	9.7%
Underwritten NCF Debt Yield at Balloon:	13.3%	9.3%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Regional Mall
Collateral:	Fee Simple
Location:	Woodbridge, VA
Year Built / Renovated:	1985 / 2005, 2012
Total Sq. Ft.:	1,839,997
Collateral Sq. Ft.:	1,459,997
Property Management:	Simon Management Associates II, LLC
Underwritten NOI:	$40,325,888
Underwritten NCF:	$38,713,977
Appraised Value:	$765,000,000
Appraisal Date:	September 12, 2016

Historical NOI
Most Recent NOI:	$40,298,052 (T-12 August 31, 2016)
2015 NOI:	$38,949,641 (December 31, 2015)
2014 NOI:	$37,395,215 (December 31, 2014)
2013 NOI:	$34,999,313 (December 31, 2013)

Historical Occupancy(8)
Most Recent Occupancy:	97.7% (September 20, 2016)
2015 Occupancy:	98.8% (December 31, 2015)
2014 Occupancy:	99.6% (December 31, 2014)
2013 Occupancy:	98.8% (December 31, 2013)
(1)	The Original Balance and Cut-off Date Balance of $40.5 million represents the senior non-controlling Note A-2, senior non-controlling Note A-3, and senior non-controlling Note A-8, which, together with the other seven pari passu Senior Loans, with an aggregate original principal balance of $250.5 million, and 10 subordinate Junior Companion Loans, with an aggregate original principal balance of $125.0 million, comprise the Potomac Mills Whole Loan with an aggregate original principal balance of $416.0 million. For additional information regarding the pari passu Senior Loans and the Junior Companion Loans, see “The Loan” below.

(2)	See “Current Mezzanine or Subordinate Indebtedness” below.

(3)	Partial release is permitted. See “Partial Release” below.

(4)	The lockout period for defeasance will be at least 25 payment dates beginning with and including the first payment date of December 1, 2016. Defeasance of the full $416.0 million Potomac Mills Whole Loan is permitted after the date that is the earlier to occur of (i) two years after the closing date of the securitization that includes the last pari passu note to be securitized, and (ii) October 5, 2019. The assumed lockout period of 25 payments is based on the expected CFCRE 2016-C7 securitization closing date in December 2016. The actual lockout period may be longer.

(5)	See “Initial Reserves” and “Ongoing Reserves” below.

(6)	DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate Senior Loans only, which have an original principal balance of $291.0 million.

(7)	Total Debt DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the Potomac Mills Whole Loan balance of $416.0 million, which includes the $125.0 million Junior Companion Loans.

(8)	Based on collateral sq. ft.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2700 Potomac Mills Circle Woodbridge, VA 22192	Collateral Asset Summary – Loan No. 5 Potomac Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,500,000 38.0% 4.39x 13.9%

The Loan. The Potomac Mills loan (the “Potomac Mills Loan”) is evidenced by senior non-controlling Note A-2, with an original principal balance of $20.0 million, senior non-controlling Note A-3, with an original principal balance of $12.75 million, and senior non-controlling Note A-8, with an original principal balance of $7.75 million. Note A-2, Note A-3, and Note A-8 are part of a $416.0 million whole loan that is evidence by 20 promissory notes, 10 pari passu senior loans with an aggregate original principal balance of $291.0 million (collectively, the “Senior Loans”) and 10 subordinate notes with an aggregate original principal balance of $125.0 million (collectively, the “Junior Companion Loans” and, together with the Senior Loans, the “Potomac Mills Whole Loan”). The Potomac Mills Whole Loan was co-originated on October 5, 2016 by Société Générale, Cantor Commercial Real Estate Lending, L.P., Bank of America, N.A. (“Bank of America”) and Barclays Bank PLC (“Barclays”). Only the Potomac Mills Loan will be included in the CFCRE 2016-C7 trust. Seven senior loans, including controlling Note A-1, with an aggregate original principal balance of $250.5 million (the “Senior Companion Loans” and, together with the Junior Companion Loans, the “Companion Loans”) have either been securitized or are being held for future securitization as detailed below.

The relationship between the holders of the Potomac Mills Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool – The Whole Loans – Potomac Mills Whole Loan” in the Preliminary Prospectus.

Whole Loan Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$40,000,000	$40,000,000	CFCRE 2016-C6	Yes
Note A-2	$20,000,000	$20,000,000	CFCRE 2016-C7	No
Note A-3	$12,750,000	$12,750,000	CFCRE 2016-C7	No
Note A-4	$52,000,000	$52,000,000	Bank of America	No
Note A-5	$20,750,000	$20,750,000	Bank of America	No
Note A-6	$30,000,000	$30,000,000	CFCRE 2016-C6	No
Note A-7	$35,000,000	$35,000,000	CGCMT 2016-C3	No
Note A-8	$7,750,000	$7,750,000	CFCRE 2016-C7	No
Note A-9(1)	$36,375,000	$36,375,000	Barclays	No
Note A-10	$36,375,000	$36,375,000	Barclays	No
Subordinate Notes	$125,000,000	$125,000,000	Teachers Insurance and Annuity Association of America, a New York Corporation
Total Debt	$416,000,000	$416,000,000
(1)	Note A-9 is currently held by Barclays and is expected to be contributed to the CGCMT 2016-P6 mortgage trust.

The Potomac Mills Loan had an original principal balance of $40.5 million, has an outstanding principal balance as of the Cut-off Date of $40.5 million, and accrues interest at an interest rate of 2.988213% per annum. The Potomac Mills Whole Loan had an initial term of 120 months, has a remaining term of 119 months as of the Cut-off Date and requires interest only payments. The Potomac Mills Whole Loan matures on November 1, 2026.

The Potomac Mills Whole Loan proceeds were used to retire existing debt of approximately $412.0 million, pay origination costs of $2.0 million, and return approximately $2.0 million of equity to the borrower. Based on the appraised value of $765.0 million, as of September 12, 2016, the Cut-off Date LTV for the Senior Loans is 38.0%. The most recent prior financing of the Potomac Mills Property was included in the LBUBS 2007-C6 and WBCMT 2007-C33 transactions.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Senior Loan Amount	$291,000,000	70.0%	Loan Payoff	$411,992,396	99.0%
Subordinate Companion Loans	$125,000,000	30.0%	Closing Costs	$2,011,635	0.5%
			Return of Equity	$1,995,969	0.5%
Total Sources	$416,000,000	100.0%	Total Uses	$416,000,000	100.0%

The Borrower / Borrower Sponsor.  The borrower is Mall at Potomac Mills, LLC, a single purpose entity structured to be bankruptcy remote with two independent directors. Simon Property Group, L.P. (“Simon”) is the guarantor of certain non-recourse carve-outs under the Potomac Mills Whole Loan. Simon’s liability as guarantor is capped at $83,200,000.

The borrower sponsor, Simon (NYSE: SPG, rated A/A3/A by Fitch/Moody’s/S&P), is an S&P 100 company owning or holding interests in 227 commercial properties totaling approximately 189.0 million sq. ft. with total market capitalization of approximately $75.0 billion as of September 30, 2016. Simon is a real estate investment trust that was established in 1993 and operates a fully integrated real estate

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2700 Potomac Mills Circle Woodbridge, VA 22192	Collateral Asset Summary – Loan No. 5 Potomac Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,500,000 38.0% 4.39x 13.9%

company from six retail real estate platforms: U.S. Malls, Premium Outlet Centers, The Mills, Lifestyle Centers, International Properties, and other properties. Additionally, as of December 31, 2015, Simon owned a 20.3% equity stake in Kle´pierre SA, or Kle´pierre, a publicly traded, Paris-based real estate company, which owns, or has an interest in, shopping centers located in 16 countries within Europe. As of December 31, 2015, Simon reported total assets of $30.6 billion and equity of $5.2 billion. See “Description of the Mortgage Pool — Non-Recourse Carveout Limitations” and “Description of the Mortgage Pool — Loan Purpose; Default History, Bankruptcy Issues and Other Proceedings” in the Preliminary Prospectus.

The Property. The Potomac Mills Property consists of the borrower’s fee simple interest in a one-story, super regional outlet mall located in Woodbridge, Virginia along the I-95 corridor between Washington, D.C. and Richmond, Virginia. Built in 1985, the Potomac Mills Property contains approximately 1,839,997 sq. ft. of retail space, of which 1,459,997 sq. ft. (the “Potomac Mills Property”) serves as collateral for the Potomac Mills Whole Loan.

The Potomac Mills Property, including the non-collateral tenants, features over 200 specialty retailers comprised of outlet, full price, entertainment, and restaurant options. The Potomac Mills Property is anchored by retailers such as IKEA (non-collateral anchor, $583 sales PSF and the only IKEA located in the state of Virginia), Burlington Coat Factory (non-collateral anchor, $279 sales PSF), Costco Warehouse ($783 sales PSF), JCPenney ($112 sales PSF), Buy Buy Baby/and That! (sales not available) and Marshalls ($291 sales PSF). The Potomac Mills Property is also anchored by an 18-screen AMC Theatres ($804,778 sales per screen), which features an IMAX theater with stadium seating. Other major tenants include Nordstrom Rack, T.J. Maxx, Last Call Neiman Marcus, Sears Appliance Outlet, XXI Forever, Saks Fifth Avenue Off 5th, Group USA, Bloomingdales The Outlet, H&M, Off Broadway Shoes, The Children’s Place, Modell’s Sporting Goods, Nike Factory Store, Brooks-A-Million, Polo Ralph Lauren Factory Store, Gap Outlet and Victoria’s Secret. The Potomac Mills Property contains 7,292 parking spaces, resulting in a parking ratio of approximately 5.0 spaces per 1,000 sq. ft. of collateral net rentable area.

Since 2012, Simon has invested approximately $30 million in the Potomac Mills Property for the addition of four freestanding restaurants, exterior renovations along the southern side of the mall and main entrances, relocation of Saks Fifth Avenue Off 5th and the addition of Buy Buy Baby/and That! in 2012.

Since 2007, the Potomac Mills Property has averaged 97.6% occupancy, including temporary tenants (95.1% excluding temporary tenants). From year end 2013 to the trailing 12 month period ending August 31, 2016, net operating income increased from $34,999,313 to $40,298,052.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2700 Potomac Mills Circle Woodbridge, VA 22192	Collateral Asset Summary – Loan No. 5 Potomac Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,500,000 38.0% 4.39x 13.9%

Tenant Summary(1)
Tenant	Ratings (Fitch/Moody’s/S&P)(2)	Total Sq. Ft.	% of Total Collateral Sq. Ft.	Lease Expiration	Annual U/W Base Rent PSF(3)(4)	Total Sales (000s)(5)	Sales PSF(4)(5)	Occupancy Cost (% of Sales)(5)

Non-Collateral Anchor Tenants
IKEA(6)	NR/NR/NR	300,000	NAP	NAP	NAP	$175,000	$583	NAV
Burlington Coat Factory(7)	NR/Ba3/NR	80,000	NAP	NAP	NAP	$22,317	$279	NAV
Subtotal		380,000	NAP

Anchor Tenant
Costco Warehouse	A+/A1/A+	148,146	10.1%	5/31/2032	$4.39	$116,000	$783	NAV
JCPenney	B+/B1/B	100,140	6.9%	2/28/2022	$7.33	$11,188	$112	7.4%
AMC Theatres	B+/NR/B+	75,273	5.2%	2/28/2019	$96,182.17	$14,486	$804,778	12.7%
Buy Buy Baby/and That!	NR/Baa1/BBB+	73,432	5.0%	1/31/2025	$10.61	NAV	NAV	NAV
Marshalls	NR/A2/A+	61,763	4.2%	1/31/2019	$9.75	$18,001	$291	3.8%
Subtotal		458,754	31.4%

Major Tenants (≥ 10,000 sq. ft.)
Nordstrom Rack	BBB+/Baa1/BBB+	41,321	2.8%	9/30/2020	$8.75	$18,500	$448	NAV
T.J. Maxx	NR/A2/A+	40,857	2.8%	5/31/2019	$11.00	$9,138	$224	6.1%
Last Call Neiman Marcus	NR/Caa2/NR	34,000	2.3%	1/31/2020	$14.67	$4,242	$125	12.1%
Sears Appliance Outlet	C/Caa1/CCC+	33,103	2.3%	6/30/2019	$11.50	$3,700	$112	NAV
XXI Forever	NR/NR/NR	30,428	2.1%	1/31/2020	$24.00	$6,005	$197	12.0%
Saks Fifth Avenue Off 5	NR/NR/NR	28,000	1.9%	10/31/2023	$20.77	$5,171	$185	11.2%
Group USA	NR/NR/NR	27,068	1.9%	3/31/2018	$7.98	$2,754	$102	15.7%
Bloomingdales The Outlet	NR/NR/NR	25,038	1.7%	1/31/2021	$21.13	$3,443	$138	14.7%
H&M	NR/NR/NR	22,686	1.6%	1/31/2023	$28.98	$7,020	$309	9.4%
Off Broadway Shoes	NR/NR/NR	22,013	1.5%	8/31/2019	$16.38	$3,462	$157	13.7%
The Children’s Place	NR/NR/NR	20,004	1.4%	5/31/2022	$27.00	$5,759	$288	7.5%
Modell’s Sporting Goods	NR/NR/NR	17,265	1.2%	1/31/2024	$21.00	$1,949	$113	30.0%
Nike Factory Store	NR/A1/AA-	16,319	1.1%	6/30/2021	$22.03	$9,117	$559	4.9%
Books-A-Million	NR/NR/NR	13,981	1.0%	6/30/2018	$11.06	$1,546	$111	10.0%
Polo Ralph Lauren Factory Store	NR/A2/A	12,682	0.9%	1/31/2021	$25.95	$8,088	$638	4.1%
Gap Outlet	BB+/Baa2/BB+	11,713	0.8%	1/31/2019	$20.16	$4,812	$411	9.8%
Victoria’s Secret	BB+/Ba1/BB+	10,000	0.7%	1/31/2021	$26.50	$7,220	$722	8.7%
Subtotal		406,478	27.8%

In-line Tenants (<10,000 sq. ft.)(8)		560,965	38.4%				$451(9)	14.4%(9)

Total Occupied Collateral		1,426,197	97.7%

Vacant		33,800	2.3%
Total Collateral		1,459,997	100.0%

(1)	Based on rent roll as of September 20, 2016.

(2)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.

(3)	Annual U/W Base Rent PSF includes rent steps through May 2017 and excludes temporary tenant income.

(4)	Annual U/W Base Rent PSF and Sales PSF are calculated based on 18 screens rather than Sq. Ft. for the AMC Theatres tenant.

(5)	Some tenants at the Potomac Mills Mall are not required to report total sales and in such cases, Sales PSF and Occupancy Cost (% of Sales) are not available. Sales PSF and Occupancy Cost (% of Sales) are for the trailing 12-month period ending June 30, 2016 with the exception of IKEA, Burlington Coat Factory, Costco Warehouse, Nordstrom Rack and Sears Appliance Outlet which reflect the borrower sponsor’s estimated sales for the 12-month period ending December 31, 2015.

(6)	The IKEA improvements are not part of the collateral. IKEA has prepaid ground rent through the term of its lease and has the right to purchase the land at any time for a purchase price of $1.00. Therefore, the IKEA tenant has been excluded from the underwriting.

(7)	The Burlington Coat Factory improvements are tenant owned and therefore the Burlington Coat Factory tenant has been excluded from the underwriting.

(8)	In-line Tenants (<10,000 sq. ft.) include the food court, kiosks, and temporary tenants.

(9)	As provided by borrower. In-line tenant sales include all tenants occupying less than 10,000 sq. ft. and who have reported sales for at least two full calendar years.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2700 Potomac Mills Circle Woodbridge, VA 22192	Collateral Asset Summary – Loan No. 5 Potomac Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,500,000 38.0% 4.39x 13.9%

Lease Rollover Schedule(1)(2)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	7	11,168	0.8%	11,168	0.8%	$75.25	2.6%	2.6%
2016	1	734	0.1%	11,902	0.8%	$104.11	0.2%	2.8%
2017	23	74,317	5.1%	86,219	5.9%	$39.39	9.1%	11.9%
2018	16	81,032	5.6%	167,251	11.5%	$22.67	5.7%	17.6%
2019	18	278,554	19.1%	445,805	30.5%	$17.96	15.5%	33.1%
2020	19	155,373	10.6%	601,178	41.2%	$24.11	11.6%	44.7%
2021	19	111,242	7.6%	712,420	48.8%	$27.90	9.6%	54.3%
2022	16	170,887	11.7%	883,307	60.5%	$17.77	9.4%	63.7%
2023	25	137,241	9.4%	1,020,548	69.9%	$31.23	13.3%	77.0%
2024	16	70,806	4.8%	1,091,354	74.8%	$29.64	6.5%	83.5%
2025	17	132,240	9.1%	1,223,594	83.8%	$21.07	8.6%	92.1%
2026	11	33,666	2.3%	1,257,260	86.1%	$37.05	3.9%	96.0%
Thereafter	4	168,937	11.6%	1,426,197	97.7%	$7.73	4.0%	100.0%
Vacant	NAP	33,800	2.3%	1,459,997	100.0%	NAP	NAP
Total / Wtd. Avg.	192	1,459,997	100.0%			$22.64	100.0%
(1)	Based on rent roll as of September 20, 2016.

(2)	Certain tenants have lease termination options related to co-tenancy provisions and sales thresholds that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

In the trailing 12 month period ending June 30, 2016, in-line tenants in occupancy reported annual sales of $451 per sq. ft. with an occupancy cost of 14.4%.

In-line Tenant Sales(1)
	2014	2015(2)	T-12 6/30/2016(2)
Sales PSF	$481	$461	$451
Occupancy Cost	13.0%	14.1%	14.4%
(1)	As provided by borrower. In-line tenant sales include all tenants occupying less than 10,000 sq. ft. and who have reported sales for at least two full calendar years.

(2)	According to the borrower sponsor, traffic into the center in 2015 was affected by construction on Interstate 95, which negatively impacted sales. The construction is now complete.

Environmental Matters.   The Phase I environmental report dated September 16, 2016 recommended no further action at the Potomac Mills Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2700 Potomac Mills Circle Woodbridge, VA 22192	Collateral Asset Summary – Loan No. 5 Potomac Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,500,000 38.0% 4.39x 13.9%

The Market.    The Potomac Mills Property is situated along the north side of Smoketown Road/Opitz Boulevard within Woodbridge Virginia, approximately 20 miles south of Washington, DC. Potomac Mills Circle encircles the Potomac Mills Property and has multiple points of access along Smoketown Road, Gideon Drive, Telegraph Road and Worth Avenue, which extends north to Prince Williams Parkway. According to the appraisal, Smoketown Road and Prince Williams Parkway have average daily traffic counts of 33,749 and 44,512, respectively. Within a 25-mile drive of the Potomac Mills Property are Falls Church and Fairfax counties, which are two of the three wealthiest counties in the nation according to the 2014 Census Bureau Report.

The Potomac Mills Property is located within the Washington, D.C. Metropolitan Statistical Area (“MSA”), which is the seventh most populous MSA in the nation. Fourteen Fortune 500 companies have headquarters located in the Washington, D.C. MSA, including but not limited to Northrop Grumman, Lockheed Martin, General Dynamics, Fannie Mae and Freddie Mac. According to the appraisal, the Washington, D.C. MSA gross metro product (GMP) increased by 2.2% in 2015 and is expected to grow by 2.6% annually over the next five years. The primary economic drivers of the Washington, D.C. MSA are the federal government, defense and high technology. The Washington, D.C. MSA is home to both the Ronald Reagan Washington National Airport and Washington Dulles International Airport, which are utilized by approximately 45.0 million passengers annually, representing a passenger increase of approximately 5.8% over the prior year. The unemployment rate in the Washington, D.C. MSA was 4.1% in the first quarter of 2016 which represents a decline of approximately 0.0060% versus the prior 12 month period. In 2015, the population and average household income within the Potomac Mills Property trade area were approximately 1,076,000 and $125,000, respectively. The appraiser estimated market rent to be $33.21 per sq. ft. on a triple-net basis for in-line tenants.

Competitive Set(1)
Name	Potomac Mills Property	Manassas Mall	Fair Oaks Mall	Springfield Town Center	Stonebridge At Potomac Town Center	Tanger Outlet Center	St. Charles Town Center	Spotsylvania Towne Centre

Competition	NAP	Regional	Regional	Regional	Local	Local	Regional	Regional

Distance from Subject	NAP	15.0 miles	15.0 miles	11.0 miles	1.0 miles	19.0 miles	20.0 miles	27.0 miles

City, State	Woodbridge, VA	Manassas, VA	Fairfax, VA	Springfield, VA	Woodbridge, VA	Fort Washington, MD	Waldorf, MD	Fredericksburg, VA
Property Type	Super Regional Outlet Mall	Super Regional Center/Mall	Super Regional Center/Mall	Super Regional Center/Mall	Lifestyle Center	Outlet Center	Super Regional Center/Mall	Super Regional Center/Mall
Year Built / Renovated	1985 / 2005, 2012	1972/2015	1980/NAP	1973/2014	2008/NAP	2013/NAP	1990/2015	1980/2008

Total Occupancy	98%(2)	94%	93%	87%	87%	100%	97%	95%

Anchor Size (Sq. Ft.)	458,754(3)	654,249	993,981	600,000	164,718	0	652,265	863,269

Total Size (Sq. Ft.)	1,459,997(3)	906,463	1,550,434	1,300,000	485,611	221,765	960,618	1,600,000

Anchor Tenants	IKEA (non-collateral), Costco Warehouse, JCPenney, Burlington Coat Factory (non-collateral), AMC Theaters, Buy Buy Baby/And That!, Marshalls	Macy’s, At Home, Sears, Walmart	JCPenney, Lord & Taylor, Macy’s, Macy’s Home, Sears	Macy’s, Target, JCPenney, Dick’s Sporting Goods, Regal Cinema, LA Fitness	Wegmans	NAP	Macy’s, Macy’s Home, JCPenney, Sears, Kohl’s, Dick’s Sporting Goods	Belk, Costco, Dick’s Sporting Goods, JCPenney, Macy’s, Sears
(1)	Source: Appraisal and underwritten rent roll.

(2)	Total Occupancy for Potomac Mills Property is based on only the collateral square footage of 1,459,997 as of September 20, 2016 and includes temporary tenants.

(3)	Anchor Size (Sq. Ft.) and Total Size (Sq. Ft.) exclude non-collateral tenants.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2700 Potomac Mills Circle Woodbridge, VA 22192	Collateral Asset Summary – Loan No. 5 Potomac Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,500,000 38.0% 4.39x 13.9%

Cash Flow Analysis.

Cash Flow Analysis
	2014	2015	T-12 8/31/2016	U/W	U/W PSF
Base Rent(1)	$30,841,532	$31,686,259	$32,123,521	$32,296,138	$22.12
Value of Vacant Space	0	0	0	2,034,462	1.39
Gross Potential Rent(2)	$30,841,532	$31,686,259	$32,123,521	$34,330,601	$23.51
Total Recoveries(2)	17,019,559	16,706,267	17,076,158	17,154,584	11.75
Total % Rents(2)	1,084,831	942,235	1,184,702	1,018,596	0.70
Total Other Income	4,050,543	4,001,498	4,254,633	4,254,633	2.91
Less: Vacancy & Credit Loss(2)	0	0	0	(2,837,921)	(1.94)
Effective Gross Income	$52,996,465	$53,336,259	$54,639,014	$53,920,492	$36.93
Total Operating Expenses	15,601,250	14,386,618	14,340,962	13,594,604	9.31
Net Operating Income	$37,395,215	$38,949,641	$40,298,052	$40,325,889	$27.62
TI/LC	0	0	0	1,289,527	0.88
Capital Expenditures	0	0	0	322,385	0.22
Net Cash Flow	$37,395,215	$38,949,641	$40,298,052	$38,713,977	$26.52

(1)	U/W Base Rent includes contractual rent steps through May 2017, totaling $548,234.

(2)	U/W Vacancy & Credit Loss is based on an economic vacancy of 5.0% of Gross Potential Rent, Total Recoveries and Total % Rents. Per rent roll dated September 20, 2016, in-place physical occupancy is 97.7%.

Property Management.    The Potomac Mills Property is managed by Simon Management Associates II, LLC, an affiliate of the borrower.

Lockbox / Cash Management.    The Potomac Mills Whole Loan is structured with a hard lockbox and springing cash management. In place cash management and a full excess cash flow sweep will occur during the occurrence of a Lockbox Period.

A “Lockbox Period” will be in effect during the following periods: (i) upon the occurrence of an event of default until cured; (ii) upon the occurrence of any bankruptcy or insolvency proceeding of the property manager (if the property manager is an affiliate of the borrower) until, in the case of the property manager, it is replaced with a qualified property manager pursuant to a replacement management agreement within 60 days or such bankruptcy action is dismissed within 90 days or (iii) upon the occurrence of, as of the date of determination, the debt service coverage ratio based on the trailing four-calendar quarter period immediately preceding the date of such determination falling below 1.35x for two consecutive calendar quarters until the amortizing debt service coverage ratio based on the trailing four-calendar quarters of at least 1.35x has been achieved for two consecutive calendar quarters. A Lockbox Period is only permitted to be cured up to five times in the aggregate during the term of the Potomac Mills Whole Loan provided that no event of default is continuing.

Initial Reserves.    None.

Ongoing Reserves.    Monthly real estate tax payments in the amount of 1/12th of the estimated annual real estate taxes payable are required (i) during the continuance of a Debt Service Coverage Ratio Reserve Trigger Period, (ii) during the continuance of an event of default, or (iii) if the borrower fails to provide satisfactory evidence to the lender that taxes have been paid prior to delinquency.

If an event of default has occurred or is continuing or if borrower fails to provide satisfactory evidence that the insurance policies are being maintained as part of a reasonably acceptable blanket insurance policy providing coverage required under the loan agreement, the borrower is required to make monthly deposits for the payment of insurance in an amount equal to 1/12th of the estimated annual insurance premium payable.

Additionally, during a Debt Service Coverage Ratio Trigger Period the borrower is required to make monthly deposits: (i) for replacements and repairs in an amount equal to $26,900 (subject to a cap of $645,000) and (ii) for tenant improvements and leasing commissions in an amount equal to $107,500 (subject to a cap of $2,580,000).

A “Debt Service Coverage Ratio Reserve Trigger Period” will be in effect if, as of the date of determination, the amortizing debt service coverage ratio based on the trailing four-calendar quarter period immediately preceding the date of such determination falls below 1.40x until the debt service coverage ratio, as calculated under the loan documents, is at least equal to 1.40x for two consecutive calendar quarters.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2700 Potomac Mills Circle Woodbridge, VA 22192	Collateral Asset Summary – Loan No. 5 Potomac Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,500,000 38.0% 4.39x 13.9%

Current Mezzanine or Subordinate Indebtedness. The Potomac Mills Whole Loan includes the Junior Companion Loans, with an aggregate principal balance of $125.0 million. The Junior Companion Loans are coterminous with the Senior Loans, and accrue interest at a rate of 4.55%. The Senior Loans are generally senior in right of payment to the Junior Companion Loans. The Junior Companion Loans have customary rights to cure events of default, approve major decisions and purchase the defaulted Senior Loans. See “Description of the Mortgage Pool – The Whole Loans – Potomac Mills Whole Loan” in the Preliminary Prospectus.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

Partial Release. Any time during the term of the Potomac Mills Whole Loan, the borrower may obtain the release of immaterial or non-income producing portions of the Potomac Mills Property, provided, among other things, that no event of default has occurred and is continuing.

If the tenant under the IKEA lease exercises its purchase option, the borrower may also obtain the release of the IKEA parcel without the consent of any person if, among other things, the borrower delivers reasonably satisfactory evidence to the lender that the IKEA parcel has been subdivided from the remainder of the Potomac Mills Property in accordance with applicable legal requirements and the remainder of the Potomac Mills Property constitutes a separate tax lot.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2700 Potomac Mills Circle Woodbridge, VA 22192	Collateral Asset Summary – Loan No. 5 Potomac Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,500,000 38.0% 4.39x 13.9%

T.J.maxx
Burlington
jcpenney
Marshalls
buybuy BABY
rue21
COSTCO
amc THEATRES
H&M
rack
Columbia
EXPRESS
LOFT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2700 Potomac Mills Circle Woodbridge, VA 22192	Collateral Asset Summary – Loan No. 5 Potomac Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,500,000 38.0% 4.39x 13.9%

Lake Ridge
Occoquan
Agnewville
Bethel
Woodbridge
Potomac Mills
Minnieville
Dale City
Montclair
Southbridge
Occoquan Bay
EAGLE POINTE
Washington, D.C.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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681 Fifth Avenue New York, NY 10022	Collateral Asset Summary – Loan No. 6 681 Fifth Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,000,000 48.9% 1.67x 7.3%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

681 Fifth Avenue New York, NY 10022	Collateral Asset Summary – Loan No. 6 681 Fifth Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,000,000 48.9% 1.67x 7.3%

Mortgage Loan Information
Loan Seller:	UBS AG
Loan Purpose:	Refinance
Borrower Sponsor:	Robert Siegel
Borrower:	681 Fifth Avenue LLC
Original Balance(1):	$34,000,000
Cut-off Date Balance(1):	$34,000,000
% by Initial UPB:	5.2%
Interest Rate:	4.1265%
Payment Date:	6th of each month
First Payment Date:	December 6, 2016
Maturity Date:	November 6, 2026
Amortization:	Interest Only
Additional Debt(1):	$181,000,000 Pari Passu Debt
Call Protection(2):	L(25), D(91), O(4)
Lockbox / Cash Management:	Hard / In Place

Reserves(3)
	Initial	Monthly
Taxes:	$848,821	$151,575
Insurance:	$106,910	$8,485
Replacement:	$0	$1,376
Unfunded Obligations:	$2,222,481	$0
Rent Concession:	$250,262	$0
Material Tenant TI/LC:	$0	Springing

Financial Information(4)
Cut-off Date Balance / Sq. Ft.:	$2,604
Balloon Balance / Sq. Ft.:	$2,604
Cut-off Date LTV:	48.9%
Balloon LTV:	48.9%
Underwritten NOI DSCR:	1.73x
Underwritten NCF DSCR:	1.67x
Underwritten NOI Debt Yield:	7.3%
Underwritten NCF Debt Yield:	7.0%
Underwritten NOI Debt Yield at Balloon:	7.3%
Underwritten NCF Debt Yield at Balloon:	7.0%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Retail / Office
Collateral:	Fee Simple
Location:	New York, NY
Year Built / Renovated:	1913 / 2009
Total Sq. Ft.:	82,573
Property Management:	Cushman & Wakefield, Inc.; Metropole Realty Advisors, Inc.
Underwritten NOI:	$15,590,650
Underwritten NCF:	$15,022,133
Appraised Value:	$440,000,000
Appraisal Date:	October 1, 2016

Historical NOI
Most Recent NOI:	$14,449,529 (T-12 June 30, 2016)
2015 NOI:	$14,304,045 (December 31, 2015)
2014 NOI:	$14,135,499 (December 31, 2014)
2013 NOI:	$13,728,055 (December 31, 2013)

Historical Occupancy
Most Recent Occupancy(5):	90.8% (September 30, 2016)
2015 Occupancy	90.8% (December 31, 2015)
2014 Occupancy:	90.8% (December 31, 2014)
2013 Occupancy:	90.8% (December 31, 2013)

(1)	The 681 Fifth Avenue Whole Loan is evidenced by six pari passu notes in the aggregate original principal amount of $215.0 million. The non-controlling Note A-2 and Note A-4, with an aggregate original principal balance of $34.0 million, will be included in the CFCRE 2016-C7 securitization trust. The related companion loans have an aggregate original principal balance of $181.0 million and are evidenced by one controlling note and three non-controlling notes. For additional information on the pari passu companion loans, see “The Loan” below.

(2)	The lockout period for defeasance will be at least 25 payment dates beginning with and including the first payment date of December 6, 2016. Defeasance of the full $215.0 million 681 Fifth Avenue Whole Loan is permitted after the date that is two years after the closing date of the securitization that includes the last pari passu note to be securitized. The assumed lockout period of 25 payments is based on the expected CFCRE 2016-C7 securitization closing date in December 2016. The actual lockout period may be longer.

(3)	See “Initial Reserves” and “Ongoing Reserves” below.

(4)	DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate 681 Fifth Avenue Whole Loan.

(5)	As of the underwritten rent roll dated September 30, 2016. See “The Property and Tenants” below for discussion on the tenant spaces.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

681 Fifth Avenue New York, NY 10022	Collateral Asset Summary – Loan No. 6 681 Fifth Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,000,000 48.9% 1.67x 7.3%

The Loan. The 681 Fifth Avenue loan is evidenced by non-controlling Note A-2 and A-4, with an aggregate original principal balance of $34.0 million (the “681 Fifth Avenue Loan”) and is part of a whole loan (the “681 Fifth Avenue Whole Loan”) that is evidenced by six pari passu promissory notes in the aggregate original principal balance of $215.0 million that was co-originated by UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“UBS AG, New York Branch”) and Citigroup Global Markets Realty Corp. (“Citigroup”). The four related companion pari passu loans have an aggregate original principal balance of $181.0 million and are evidenced by one controlling note (with an original principal balance of $80.0 million) which will be contributed to MSC 2016-UBS12 transaction and three non-controlling notes that are currently held by UBS AG, New York Branch and Citigroup (or have been deposited or are anticipated to be deposited into a securitization, as described under “Whole Loan Summary” below). The 681 Fifth Avenue Whole Loan is secured by a first priority fee simple mortgage encumbering an 82,573 sq. ft., 17-story office and retail building located at 681 Fifth Avenue in New York, New York (the “681 Fifth Avenue Property”).

Whole Loan Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$80,000,000	$80,000,000	MSC 2016-UBS12	Yes
Note A-2	$15,000,000	$15,000,000	CFCRE 2016-C7	No
Note A-3	$15,000,000	$15,000,000	UBS AG, New York Branch	No
Note A-4	$19,000,000	$19,000,000	CFCRE 2016-C7	No
Note A-5(1)	$57,500,000	$57,500,000	Citigroup	No
Note A-6	$28,500,000	$28,500,000	Citigroup	No
Total	$215,000,000	$215,000,000
(1)	Note A-5 is currently held by Citigroup and is expected to be contributed to the CGCMT 2016-P6 mortgage trust.

The 681 Fifth Avenue Loan had an original principal balance of $34.0 million, has an outstanding principal balance as of the Cut-off Date of $34.0 million and accrues interest at an interest rate of 4.1265% per annum. The 681 Fifth Avenue Whole Loan had an initial term of 120 months, has a remaining term of 119 months as of the Cut-off Date and requires interest only payments. The 681 Fifth Avenue Whole Loan matures on November 6, 2026.

The 681 Fifth Avenue Whole Loan proceeds were used to retire existing debt of approximately $144.9 million consisting of a first mortgage loan and mezzanine loan, pay yield maintenance costs of approximately $9.7 million, pay closing costs of approximately $5.0 million, fund reserves of approximately $3.4 million and return equity to the borrower sponsor of approximately $52.0 million. The most recent prior financing of the 681 Fifth Avenue Property was included in the DBUBS 2011-LC1A transaction and the RCMC 2012-CREL1 transaction.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$215,000,000	100.0%	Loan Payoff(1)	$144,877,973	67.4%
			Return of Equity	$51,955,618	24.2%
			Yield Maintenance Costs(1)	$9,704,812	4.5%
			Closing Costs	$5,033,123	2.3%
			Reserves	$3,428,474	1.6%
Total Sources	$215,000,000	100.0%	Total Uses	$215,000,000	100.0%
(1)	Loan Payoff includes a first mortgage loan and mezzanine loan, together with any applicable fees, of $119,675,056 and $25,202,917, respectively. Yield Maintenance Costs include yield maintenance premiums of approximately $7.2 million and $2.5 million incurred in the payoff of the previous first mortgage and mezzanine loan, respectively.

The Borrower / Borrower Sponsor. The borrower, 681 Fifth Avenue LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote with two independent directors in its organizational structure. The borrower is indirectly owned by Robert Siegel (54.5%), Katherine R. Stallings (2.0%), and Patrick Guerrand-Hermes and Martine Guerrand-Hermes (43.5%). The borrower sponsor and the non-recourse carve-out guarantor of the 681 Fifth Avenue Mortgage Loan is Robert Siegel.

Robert Siegel is the CEO of Metropole Realty Advisors, Inc. (“Metropole”), an affiliated property manager of the 681 Fifth Avenue Property and an affiliate of the borrower. Metropole engages in commercial real estate development, brokerage, and construction throughout the United States, including Chicago, New York, Los Angeles, and Hawaii. In addition to its real estate investments in luxury retail properties, Metropole has acted as an advisor to developers and high end retail tenants for over 35 years. Patrick Guerrand-Hermès and Martine Guerrand-Hermès are members of the Hermès family of designer clothing retailers.

The Property and Tenants. The 681 Fifth Avenue Property is a pre-war, 17-story, 82,573 sq. ft. Class A mixed use retail and office building located at the southeast intersection of Fifth Avenue and East 54th Street. The 681 Fifth Avenue Property consists of 60,063

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

681 Fifth Avenue New York, NY 10022	Collateral Asset Summary – Loan No. 6 681 Fifth Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,000,000 48.9% 1.67x 7.3%

sq. ft. of office space and 22,510 sq. ft. of retail space with 42 feet of frontage along Fifth Avenue. The 681 Fifth Avenue Property is in close proximity to Central Park, Rockefeller Center, Radio City Music Hall and Times Square (all within eight blocks), and within walking distance to several mass transit options including the B, D, E, F, M, N, Q, R, 4, 5 and 6 subway trains (all within six blocks). Located in proximity to destination retailers such as Saks Fifth Avenue department store, Niketown, Tiffany & Co., Louis Vuitton, Cartier, Apple Store and Microsoft, the 681 Fifth Avenue Property benefits from consistent foot traffic and tourism. According to a third party market research report, in 2015, New York City had approximately 58.3 million international and domestic visitors who spent $41.0 billion.

The borrower has contributed approximately $68.6 million in capital improvements, lease buyouts, and leasing commissions to the 681 Fifth Avenue Property. Between 2008 and 2009, the 681 Fifth Avenue Property underwent a renovation modernizing the building to Class A quality retail and office standard. Upgrades include a replacement of the mechanical equipment, elevators, electrical service, windows, and upgrades to the lobby and common areas. The office space at the 681 Fifth Avenue Property is managed by Cushman & Wakefield, Inc., a third party management firm that manages a 590 million sq. ft. portfolio across the United States. The retail space at the 681 Fifth Avenue Property is managed by Metropole. Metropole currently occupies 5,770 sq. ft. (the 16th floor) at the 681 Fifth Avenue Property and has entered into a second amendment to its lease to relocate and expand its leased premises to 7,636 sq. ft. (the penthouse floors) at the 681 Fifth Avenue Property upon completion of tenant improvement work. At loan origination, $1.7 million was reserved for outstanding tenant improvements for Metropole in connection with its relocation and expansion.

The 681 Fifth Avenue Property is currently 90.8% occupied as of September 30, 2016 by nine office tenants and one retail tenant (including sublease tenants). The largest tenant, Tommy Hilfiger, occupies 22,510 sq. ft. (27.3% NRA; 76.8% U/W Base Rent) of space and has been in occupancy at the 681 Fifth Avenue Property since June 2008. The second largest tenant, Belstaff USA, leases 17,505 sq. ft. (21.2% NRA, 6.6% (including MCM and Forall) U/W Base Rent) of space and subleases the 8th floor (5,835 sq. ft., 7.1% NRA, 2.2% of U/W Base Rent) to Forall USA, Inc. (“Forall”) through March 31, 2022 and the 10th floor (5,835 sq. ft., 7.1% NRA, 2.4% of U/W Base Rent) to MCM Products USA, Inc. (“MCM”) through February 12, 2017. MCM has entered into a direct lease with the borrower for 100.0% of its current premises beginning February 14, 2017 through February 28, 2027 at an initial rent of $73.53 PSF. Belstaff USA’s subleased space of 5,835 sq. ft. to MCM is underwritten to MCM’s direct 10-year lease rental rate of $73.53 PSF. At loan origination, the borrower reserved $250,262 which is equal to seven months of free rent for MCM’s space and $134,600 for outstanding leasing commissions. The third largest tenant, Vera Bradley, occupies 5,877 sq. ft. (7.1% NRA; 2.2% U/W Base Rent) of space expiring in March 2026. No tenant at the 681 Fifth Avenue Property occupies more than 7.1% of net rentable area other than Tommy Hilfiger and Belstaff USA. Historical occupancy at the 681 Fifth Avenue Property has remained at 90.8% since 2012.

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration

Tommy Hilfiger(2)	NR/Ba2/BB+	22,510	27.3%	$614.42	76.8%	5/31/2023
Belstaff USA(3)	NR/NR/NR	17,505	21.2%	$68.24	6.6%	Various
Vera Bradley	NR/NR/NR	5,877	7.1%	$67.99	2.2%	3/31/2026
Vision Capital	NR/NR/NR	5,835	7.1%	$91.38	3.0%	6/30/2018
Global Thematic Partners	NR/NR/NR	5,835	7.1%	$89.21	2.9%	9/30/2017
Total Major Tenants		57,562	69.7%	$286.27	91.5%
Remaining Tenants		17,375	21.0%	$88.62	8.5%
Total Occupied Tenants		74,937	90.8%	$240.44	100.0%
Vacant		7,636	9.2%
Total		82,573	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Tommy Hilfiger has notified the borrower of its intention to explore subleasing its space.

(3)	MCM currently subleases the 10th floor from Belstaff USA through February 12, 2017 and has entered into a direct lease for 100.0% of its current premises beginning February 14, 2017 through February 28, 2027 at $73.53 PSF. Forall currently subleases the 8th floor from Belstaff USA through March 31, 2022 and pays U/W Base Rent of $68.56 PSF. Belstaff USA currently occupies the 9th floor through February 13, 2017 at $62.62 PSF.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

681 Fifth Avenue New York, NY 10022	Collateral Asset Summary – Loan No. 6 681 Fifth Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,000,000 48.9% 1.67x 7.3%

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF(2)	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2016	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017(3)	2	11,670	14.1%	11,670	14.1%	$75.92	4.9%	4.9%
2018	1	5,835	7.1%	17,505	21.2%	$91.38	3.0%	7.9%
2019	0	0	0.0%	17,505	21.2%	$0.00	0.0%	7.9%
2020	0	0	0.0%	17,505	21.2%	$0.00	0.0%	7.9%
2021	0	0	0.0%	17,505	21.2%	$0.00	0.0%	7.9%
2022(4)	1	5,835	7.1%	23,340	28.3%	$68.56	2.2%	10.1%
2023	3	34,115	41.3%	57,455	69.6%	$434.34	82.2%	92.3%
2024	0	0	0.0%	57,455	69.6%	$0.00	0.0%	92.3%
2025	0	0	0.0%	57,455	69.6%	$0.00	0.0%	92.3%
2026	1	5,877	7.1%	63,332	76.7%	$67.99	2.2%	94.6%
Thereafter(3)(5)	2	11,605	14.1%	74,937	90.8%	$84.62	5.4%	100.0%
Vacant	NAP	7,636	9.2%	82,573	100.0%	NAP	NAP
Total / Wtd. Avg.	10	82,573	100.0%			$240.44	100.0%

(1)	Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease that are not considered in the lease rollover schedule.

(2)	Wtd. Avg. Annual U/W Base Rent PSF excludes vacant space.

(3)	MCM currently subleases the 10th floor, comprised of 5,835 sq. ft., from Belstaff USA until its sublease expiration on February 12, 2017. MCM has an executed direct lease for 100.0% of its current premises beginning February 14, 2017 through February 28, 2027 at an initial rent of $73.53 PSF. MCM’s space is underwritten to its direct 10-year lease at $73.53 PSF beginning February 14, 2017. At loan origination, the borrower reserved $250,262 which is equal to seven months of free rent for MCM’s space.

(4)	Forall currently subleases the 8th floor from Belstaff USA through March 31, 2022.

(5)	Metropole currently occupies 5,770 sq. ft. (16th floor) at the 681 Fifth Avenue Property and has entered into a second amendment to its lease to expand and relocate to 7,636 sq. ft. (penthouse floors) which is currently vacant, once tenant improvement work is completed. At loan origination, the borrower reserved $1.7 million for tenant improvement work in connection with Metropole’s relocation. Metropole will continue paying contractual rent on the 16th floor until its relocation, and after such move, will pay the same nominal annual UW rent of $552,944 with annual rent steps of 1.5%.

Tommy Hilfiger (22,510 sq. ft.; 27.3% of NRA; 76.8% of U/W Base Rent). Tommy Hilfiger is a designer lifestyle brand. Founded in 1985, Tommy Hilfiger’s collections include apparel, accessories, and footwear for men, women, and kids, including sportswear and denim. Tommy Hilfiger was acquired in 2010 by PVH Corp. (NYSE: PVH; Moody’s/S&P: Ba2/BB+), a global apparel and retail company. Global retail revenue for the Tommy Hilfiger brand was approximately $3.4 billion in 2015. Tommy Hilfiger has leased the entire retail space of 22,510 sq. ft. at the 681 Fifth Avenue Property since June 2008 and currently utilizes the space as one of its seven global flagship stores and its only store in New York City. Tommy Hilfiger pays a current base rent of $596.52 PSF which increases by 3.0% annually on June 1 under a 15-year modified gross lease that expires May 31, 2023. The tenant is required to reimburse real estate taxes based on 60% of the increase over the tenant’s 2007/2008 base year amount and insurance costs based on 50% of the increase over the tenant’s 2008 base year amount. The tenant has notified the borrower of its intention to explore subleasing its space. The currently in place lease provides the borrower the right to receive 75% of any sublease rent in excess of Tommy Hilfiger’s contractual rent. Tommy Hilfiger does not have a right to go dark on the ground floor and second floor and such default beyond any applicable cure period set forth in its lease would allow the borrower to realize on the tenant’s $6.66 million letter of credit security deposit for any unpaid amounts due to the borrower under the lease. Tommy Hilfiger does not have any renewal or termination options. As of November 14, 2016, PVH Corp. affirmatively provided a guaranty of the lease previously guaranteed by subsidiaries Tommy Hilfiger USA, Inc. and Tommy Hilfiger B.V.

Environmental Matters. The Phase I environmental report dated October 3, 2016 recommended no further action at the 681 Fifth Avenue Property.

The Market. The 681 Fifth Avenue Property is located on Fifth Avenue in the Plaza District between 53rd Street and 54th Street, in midtown Manhattan, with 42 feet of frontage along the east side of Fifth Avenue between the Microsoft and Coach retail locations. According to the appraisal, the Plaza District has historically exhibited the highest office rental rates in Midtown Manhattan. Midtown Manhattan is the largest office market in Manhattan, and features a number of well-known buildings including the GM building, the Empire State Building, and the Bank of America Tower. The 681 Fifth Avenue Property is located 0.2 miles north of the Saks Fifth Avenue department store and surrounded by well-known New York landmarks and attractions.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

681 Fifth Avenue New York, NY 10022	Collateral Asset Summary – Loan No. 6 681 Fifth Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,000,000 48.9% 1.67x 7.3%

The estimated 2016 population within a one-, three- and five-mile radius of the 681 Fifth Avenue Property is 185,431, 1,291,066 and 2,745,842, respectively, according to a third party market research report. The population within a one-, three- and five-mile radius of the 681 Fifth Avenue Property is projected to increase by 0.62%, 0.62% and 0.77%, respectively, through 2021, according to a third party market research report. The estimated 2016 average household income within a one-, three- and five-mile radius of the 681 Fifth Avenue Property is estimated to be $165,450, $136,798 and $112,769, respectively.

According to the appraisal, the 681 Fifth Avenue Property is located within the Upper Fifth Avenue retail submarket of Manhattan in New York, New York, which consists of 69 ground floor retail units and, as of the second quarter of 2016, exhibited a vacancy rate of approximately 11.6% and an average rental rate and asking rent range of $2,980 PSF and $2,700 to $4,450 PSF, respectively, for direct ground floor retail space. According to a third party market research report, the 681 Fifth Avenue Property is located within the Plaza District retail submarket of Manhattan in New York, New York, which consists of 249 retail buildings totaling approximately 4.3 million sq. ft. of retail space. As of the second quarter of 2016, the Plaza District retail submarket vacancy rate was 4.2% and the average rental rate was $160.00 PSF for retail space. According to the appraisal, in-place retail rent at the 681 Fifth Avenue Property is 25.7% below market.

According to a third party market research report, the 681 Fifth Avenue Property is located within the Plaza District office submarket of Manhattan in New York, New York, which consists of 445 buildings totaling approximately 88.3 million sq. ft. of office space. As of the second quarter of 2016, the Plaza District Class A office submarket vacancy rate was 8.8% and the average rental rate was $75.61 PSF. According to the appraisal, in-place office rents at the 681 Fifth Avenue Property are 7.1% below market.

Office Rent Comparables(1)
Building	Year Built	GLA	Occupancy	Base Rent (PSF)
681 Fifth Avenue Property	1913	82,573(2)	90.8%(2)	$87.66(3)
610 Fifth Avenue	1933	82,448	100.0%	N/A
665 Fifth Avenue	1974	135,300	100.0%	N/A
685 Fifth Avenue	1926	34,170	100.0%	N/A
689 Fifth Avenue	1926	90,000	100.0%	N/A
720 Fifth Avenue	1953	132,317	95.5%	$79.00
724 Fifth Avenue	1921	54,000	100.0%	N/A
Total/Wtd. Avg.(4)		528,235	98.9%	$79.00
(1)	Source: Appraisal. Tenant names were unavailable.

(2)	Information is based on the underwritten rent roll.

(3)	Based on appraisal concluded market rental rates for the 60,063 sq. ft. office space at the 681 Fifth Avenue Property.

(4)	Total/Wtd. Avg. excludes the 681 Fifth Avenue Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

681 Fifth Avenue New York, NY 10022	Collateral Asset Summary – Loan No. 6 681 Fifth Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,000,000 48.9% 1.67x 7.3%

Cash Flow Analysis.

Cash Flow Analysis
	2013	2014	2015	T-12 6/30/2016	U/W(1)	U/W PSF
Base Rent(2)	$15,934,792	$16,373,915	$16,481,473	$16,728,353	$18,018,189	$218.21
Value of Vacant Space	0	0	0	0	839,960	$10.17
Gross Potential Rent	$15,934,792	$16,373,915	$16,481,473	$16,728,353	$18,858,149	$228.38
Total Recoveries(3)	351,725	466,253	630,174	702,957	2,216,241	$26.84
Other Income	119,260	110,399	179,847	184,942	141,773	$1.72
Less: Vacancy(4)	0	0	0	0	(839,960)	($10.17)
Effective Gross Income	$16,405,777	$16,950,567	$17,291,494	$17,616,251	$20,376,202	$246.77
Total Operating Expenses(3)	2,677,722	2,815,068	2,987,449	3,166,722	4,785,552	$57.96
Net Operating Income	$13,728,055	$14,135,499	$14,304,045	$14,449,529	$15,590,650	$188.81
TI/LC	0	0	0	0	553,128	$6.70
Capital Expenditures	0	0	0	0	15,389	$0.19
Net Cash Flow	$13,728,055	$14,135,499	$14,304,045	$14,449,529	$15,022,133	$181.93
(1)	As of the underwritten rent roll dated September 30, 2016. MCM currently subleases the 10th floor from Belstaff USA through February 12, 2017 and has entered into a direct lease for 100.0% of its current premises beginning February 14, 2017 through February 28, 2027. At loan origination, the borrower reserved $250,262 which is equal to seven months of free rent for MCM’s space and $134,600 for outstanding leasing commissions for MCM. Forall currently subleases the 8th floor from Belstaff USA through March 31, 2022. Metropole currently occupies 5,770 sq. ft. (16th floor) at the 681 Fifth Avenue Property and has entered into a second amendment to its lease to expand and relocate to 7,636 sq. ft. (penthouse floors) which is currently vacant, once tenant improvement work is completed. At loan origination, the borrower reserved $1.7 million for tenant improvement work in connection with Metropole’s relocation. Metropole will continue paying contractual rent on the 16th floor until its relocation, and after such move, will pay the same nominal annual U/W rent of $552,944 with annual rent steps of 1.5%.

(2)	U/W Base Rent includes contractual rent steps effective November 1, 2017 of $478,126. The increase in U/W Base Rent over T-12 6/30/2016 Base Rent is primarily attributed to Tommy Hilfiger’s rent step up in June 2016 of $391,100 and contractual rent steps.

(3)	The 681 Fifth Avenue Property currently benefits from a $19,095,750 real estate tax abatement that begins to amortize annually over a five-year term commencing during the 2016/2017 fiscal year and ends after the 2020/2021 fiscal year. UW real estate taxes are underwritten to the 10-year average of estimated real estate tax payments based on the assessed value of $36,068,402 and tax rate of 10.656% and the five-year abatement schedule. UW real estate tax recoveries are underwritten to the 10-year average of estimated reimbursements based on the estimated real estate tax payments and current in-place lease structures for reimbursement of increases in real estate taxes over base years. The estimated abated real estate taxes and unabated real estate taxes due in 2016/2017 and 2021/2022, respectively, are approximately $1.8 million and $3.9 million, respectively. The estimated real estate tax recoveries collected in 2016/2017 and 2021/2022 are approximately $744,000 and $2.6 million, respectively.

(4)	U/W Vacancy is based on an in-place economic vacancy of 4.0%. The 681 Fifth Avenue Property is 90.8% leased as of September 30, 2016.

Property Management. The 681 Fifth Avenue Property is managed by Metropole, an affiliate of the borrower, and Cushman & Wakefield, Inc.

Lockbox / Cash Management. The 681 Fifth Avenue Loan is structured with a hard lockbox and in place cash management. The tenants have been instructed to deposit all rents into the lockbox account controlled by the lender that was established at origination. Unless a Cash Sweep Period has occurred, all amounts of excess cash in the clearing account will be swept into the borrower’s account.

A “Cash Sweep Period” will be in effect during the following periods: (i) upon the occurrence of an event of default until cured; (ii) upon the occurrence of any bankruptcy or insolvency proceeding of the borrower, guarantor or an affiliated property manager until the filing is discharged, stayed or dismissed within 60 days for the borrower or the guarantor, or within 120 days for the affiliated property manager; or (iii) as of the end of any calendar quarter, upon the occurrence of the debt service coverage ratio based on the current monthly base rents annualized and expenses for the trailing 12-month period falling below 1.15x until the date the debt service coverage ratio based on the current monthly base rents annualized and expenses for the trailing 12-month period of at least 1.20x has been achieved for two consecutive calendar quarters.

Additionally, upon the occurrence of a Material Tenant Event, the borrower will be required to deposit any excess cash into a leasing reserve subject to a cap of $10,000,000.

A “Material Tenant Event” will occur upon the earlier of (i) Tommy Hilfiger or any tenant or replacement tenant that together with its affiliates, leases all or a portion of the retail space at the 681 Fifth Avenue Property (such tenant, each and collectively, a “Material Tenant”) provides notice of its intent to terminate or cancel its lease, (ii) a Material Tenant fails to extend or renew its lease on or prior to 18 months prior to the then applicable expiration date of its lease, (iii) a Material Tenant being (a) more than 30 days in arrears with respect to the payment of base rent under its lease, (b) in default, beyond applicable notice and cure periods, with respect to any other monetary obligations in excess of $75,000, in the aggregate, under its lease, or (c) subject to a material non-monetary event of default beyond applicable notice and cure periods under its lease, (iv) the bankruptcy or insolvency of a Material Tenant or, if applicable, any

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

681 Fifth Avenue New York, NY 10022	Collateral Asset Summary – Loan No. 6 681 Fifth Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,000,000 48.9% 1.67x 7.3%

guarantor of a Material Tenant’s obligations under its lease, (v) the termination of a lease with a Material Tenant or (vi) a Material Tenant going dark, vacating, ceasing to occupy or discontinuing its operations at the 681 Fifth Avenue Property; provided however, that clause (vi) will not constitute a Material Tenant Event if (a) the applicable Material Tenant is Tommy Hilfiger, (b) the applicable Material Tenant or related lease guarantor is an investment grade rated entity or (c) the applicable Material Tenant has gone dark, vacated, ceased to occupy or discontinued its operations at the 681 Fifth Avenue Property on a temporary basis in connection with remodeling, renovation, or restoration of its premises. Notwithstanding the above, a termination or partial termination of the Tommy Hilfiger lease in connection with a new lease entered into in accordance with the loan documents will not, in and of itself, constitute a Material Tenant Event.

A Material Tenant Event will end on the date that the borrower has deposited with the lender cash or a letter of credit in the amount of $10,000,000 to be held in the Material Tenant TI/LC Reserve, or in regard to clause (i) above, the Material Tenant withdraws its notice of intention to terminate or cancel; or in regard to clauses (i), (ii), (v), or (vi) above, (a) the borrower has entered into a new Major Lease or extension of the term of an existing Major Lease with respect to all or any portion of the retail space in accordance with the requirements of the loan documents and the 681 Fifth Avenue Property achieves a debt service coverage ratio of at least 1.50x; provided however, that in regard to clause (vi) above, such cure must be a new lease and not an extension of the existing lease and (b) the substantial completion of all landlord work and either (1) the expiration of all rent concessions, the payment of tenant allowances and the satisfaction of certain leasing commission payment obligations or (2) deposit by the borrower of certain amounts in lieu thereof, and the execution and delivery of an estoppel certificate to the lender; or in regard to clause (iii) above, the applicable event of default has been cured; or in regard to clause (iv) above, either (x) the affirmation of the applicable lease in the bankruptcy proceeding, provided that the applicable Material Tenant will be actually paying all rents and other amounts due under such lease or (y) the discharge or dismissal of the applicable lease guarantor from such bankruptcy proceeding, provided that such bankruptcy proceeding does not have an adverse effect on such lease guarantor’s ability to perform its obligations under the applicable lease guaranty; or in regard to clause (vi) above, the applicable Material Tenant recommences its operations at the premises.

A “Major Lease” means any lease that (i) either individually or together with its affiliates, assuming the exercise of all expansion rights (a) covers or is expected to cover 15,000 sq. ft. or more of the net rentable area of the 681 Fifth Avenue Property or (b) constitutes 10% or more of the annual rentable income for the 681 Fifth Avenue Property, (ii) contains an option or preferential right to purchase all or any portion of the 681 Fifth Avenue Property, (iii) is with an affiliate of the borrower, guarantor, or manager as tenant, (iv) is entered into during the continuation of an event of default or (v) is entered into with any Material Tenant.

Initial Reserves. At loan origination, the borrower deposited (i) $2,222,481 into an unfunded obligations funds reserve account for Vera Bradley ($387,881), Metropole (affiliated property manager and an affiliate of the borrower) ($1,700,000) and MCM ($134,600), (ii) $848,821 into a tax reserve account, (iii) $250,262 into a rent concession funds reserve account for MCM and (iv) $106,910 into an insurance reserve account.

Ongoing Reserves. On each monthly payment date, the borrower is required to escrow 1/12 of the annual estimated tax payments and annual estimated insurance premiums and $1,376 for capital expenditures. During the continuance of a Material Tenant Event, all excess cash flow is required to be deposited into a reserve (the “Material Tenant TI/LC Reserve”), subject to a cap of $10,000,000, to be used in connection with tenant improvements and leasing commissions incurred with respect to a Material Tenant space.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

681 Fifth Avenue New York, NY 10022	Collateral Asset Summary – Loan No. 6 681 Fifth Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,000,000 48.9% 1.67x 7.3%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

681 Fifth Avenue New York, NY 10022	Collateral Asset Summary – Loan No. 6 681 Fifth Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,000,000 48.9% 1.67x 7.3%

Harlem
Columbia University
Upper West Side
Upper East Side
Natural History Museum
Metropolitan Museum of Art
Astoria
West New York
Central Park
Carnegie Hall
Long Island City
Times Square
Midtown
United Nations
Madison Square Garden
Empire State Building
New York
MANHATTAN
Hoboken
NYU
SoHo
Financial District
Jersey City
BROOKLYN
Central Park
The Pond
LENNOX HILL
Bloomingdale's
General Motors Bldg
Plaza Hotel
Solow Building
Four Seasons
Trump Tower
Sony Building
681 Fifth Avenue
681 Fifth Avenue
New York, NY 10022
Museum of Modern Art (MOMA)
New York Hilton Hotel
Gucci
Paley Park
520 Madison
399 Park
Citigroup Center
Sheraton New York Hotel and Towers
666 Fifth
Seagram Bldg
AXA Center
Equitable Life Assurance Society
Sperry Rand Building
Time Warner Building
345 Park
Radio City Music Hall
International Building
Saint Patrick's Cathedral
New York Palace
St Bartholomew's Church
Waldorf Astoria Hotel
RCA Building
ROCKEFELLER CENTER
McGraw-Hill Building
Saks Fifth Avenue
Inter-Continental Hotel
MIDTOWN
Celanese Building
J P Morgan Chase
277 Park
245 Park
Roosevelt Hotel
Helmsley Building
Met Life Building
Grand Central Terminal
US Post Office
Graybar Building
Grand Hyatt
Chrysler Bldg
Bank of America Tower
Times Square
Grace Building
500 Fifth
One Vanderbilt
W 42ND STREET
E 42ND STREET
W 59TH STREET
E 59TH STREET
W 57TH STREET
W 53RD STREET
E 53RD STREET
FIFTH AVENUE
MADISON AVENUE
PARK AVENUE
LEXINGTON AVENUE
THIRD AVENUE
SIXTH AVENUE
SEVENTH AVENUE
MAP © 2016 CARTIFACT
DATA © OSM CONTRIBUTORS

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

TN, SD, NE, FL	Collateral Asset Summary – Loan No. 7 Walgreens Net Lease Portfolio 3	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 57.1% 1.99x 10.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

TN, SD, NE, FL	Collateral Asset Summary – Loan No. 7 Walgreens Net Lease Portfolio 3	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,868,038 54.9% 2.02x 9.5%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Acquisition
Borrower Sponsor(1)(2):	Cantor Fitzgerald Investors, LLC
Borrower:	CF Net Lease Portfolio III DST
Original Balance:	$32,868,038
Cut-off Date Balance:	$32,868,038
% by Initial UPB:	5.0%
Interest Rate(3):	4.5930%
Payment Date:	1st of each month
First Payment Date:	January 1, 2017
Maturity Date:	December 1, 2031
Anticipated Repayment Date(3):	December 1, 2026
Amortization:	Interest Only, ARD
Additional Debt:	None
Call Protection(4):	L(25), YM1(92), O(3)
Lockbox / Cash Management:	Hard / In Place

Reserves(5)
	Initial	Monthly
Taxes:	$0	Springing
Insurance:	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$221
Balloon Balance / Sq. Ft.:	$221
Cut-off Date LTV:	54.9%
Balloon LTV:	54.9%
Underwritten NOI DSCR:	2.04x
Underwritten NCF DSCR:	2.02x
Underwritten NOI Debt Yield:	9.5%
Underwritten NCF Debt Yield:	9.4%
Underwritten NOI Debt Yield at Balloon:	9.5%
Underwritten NCF Debt Yield at Balloon:	9.4%

Property Information
Single Asset / Portfolio:	Portfolio of 10 properties
Property Type:	Single Tenant Retail
Collateral:	Fee Simple
Location:	TN, SD, NE, FL
Year Built / Renovated:	Various / NAP
Total Sq. Ft.:	148,490
Property Management:	CFNL Portfolio Property Manager, LLC
Underwritten NOI:	$3,126,296
Underwritten NCF:	$3,096,598
Appraised Value(6):	$59,820,000
Appraisal Date:	September 2016

Historical NOI(7)
Most Recent NOI:	NAV
2015 NOI:	NAV
2014 NOI:	NAV
2013 NOI:	NAV

Historical Occupancy(7)
Most Recent Occupancy:	100.0% (November 6, 2016)
2015 Occupancy:	NAP
2014 Occupancy:	NAP
2013 Occupancy:	NAP
(1)	The borrower sponsor Cantor Fitzgerald Investors, LLC is an affiliate of Cantor Commercial Real Estate Lending, L.P., the loan seller, CCRE Commercial Mortgage Securities, L.P., the depositor, Berkeley Point Capital LLC, a primary servicer and limited subservicer, Cantor Fitzgerald & Co. and Castle Oak Securities, L.P., the underwriters. The borrower sponsor is also the borrower sponsor for the mortgage loan included in the CFCRE 2016-C7 trust that is identified as Walgreens Net Lease Portfolio 2, which has an original principal balance of $30,087,937.
(2)	The non-recourse carve-out guarantor is CF Real Estate Holdings, LLC. See “The Borrower / Borrower Sponsor” below.
(3)	Prior to the Anticipated Repayment Date (“ARD”), the Walgreens Net Lease Portfolio 3 Loan accrues interest at a fixed rate equal to 4.5930%. In the event that the Walgreens Net Lease Portfolio 3 Loan is not paid in full on or before the ARD, the Walgreens Net Lease Portfolio 3 Loan interest rate will increase to 3.0000% per annum plus the greater of (i) 4.5930% or (ii) the 10 year swap yield as of the first business day after the ARD.
(4)	Partial release is permitted. See “Partial Release” below.
(5)	See “Initial Reserves” and “Ongoing Reserves” below.
(6)	The appraisal concluded a hypothetical “dark value” of approximately $35.8 million, which results in a Cut-off Date loan-to-dark-value ratio of 91.9%.
(7)	In November 2016, the borrower sponsor acquired the Walgreens Net Lease Portfolio 3 Properties from Walgreen Co. in connection with a larger sale leaseback transaction. As a result, Historical NOI is not applicable. Prior to the sale leaseback transaction, all 10 Walgreens Net Lease Portfolio 3 Properties were owned and 100% occupied by Walgreen Co.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

TN, SD, NE, FL	Collateral Asset Summary – Loan No. 7 Walgreens Net Lease Portfolio 3	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,868,038 54.9% 2.02x 9.5%

The Loan. The Walgreens Net Lease Portfolio 3 loan (the “Walgreens Net Lease Portfolio 3 Loan”) is a fixed rate loan secured by the borrower’s fee simple interests in a 148,490 sq. ft., 10 property portfolio of single tenant retail properties located in Tennessee (six properties), South Dakota (two properties), Nebraska (one property) and Florida (one property) (each a “Walgreens Net Lease Portfolio 3 Property”, and collectively, the “Walgreens Net Lease Portfolio 3 Properties”) with an original and Cut-off Date principal balance of approximately $32.9 million.

The Walgreens Net Lease Portfolio 3 Loan is structured with a 10-year ARD term, a 15-year final maturity and requires interest only payments for the term of the loan until the ARD and thereafter requires payments on interest and all excess cash flow to reduce the principal balance of the loan. Prior to the ARD, the Walgreens Net Lease Portfolio 3 Loan accrues interest at a fixed rate equal to 4.5930%. In the event that the Walgreens Net Lease Portfolio 3 Loan is not paid in full on or before the ARD, the Walgreens Net Lease Portfolio 3 Loan interest rate will increase to 3.0000% per annum plus the greater of (i) 4.5930% or (ii) the 10 year swap yield as of the first business day after the ARD.

The acquisition of the Walgreens Net Lease Portfolio 3 Properties was part of a larger transaction with Walgreen Co., consisting of the sale-leaseback of 53 Walgreens properties in 20 states, which was financed by Cantor Commercial Real Estate Lending, L.P. and Citigroup Global Markets Realty Corporation. Cantor Fitzgerald Investors, LLC, the borrower sponsor, acquired the 53-property portfolio from Walgreen Co. for approximately $285.3 million ($354 PSF) and the allocated purchase price for the 10 properties collateralizing the Walgreens Net Lease Portfolio 3 Loan is approximately $52.2M ($351 PSF), representing approximately 63.0% loan to cost. The borrower sponsor contributed approximately $19.8 million in equity to acquire the Walgreens Net Lease Portfolio 3 Properties.

Based on the Walgreens Net Lease Portfolio 3 Properties aggregate appraised value of approximately $59.8 million as of September 2016, the Cut-off Date LTV ratio is 54.9%. In addition, the appraisal concluded a hypothetical “dark value” of approximately $35.8 million, which results in a Cut-off Date loan-to-dark-value ratio of 91.9%. The Walgreens Net Lease Portfolio 3 Properties were formerly owner-occupied and therefore not previously financed or included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$32,868,038	62.4%	Purchase Price(1)	$52,171,490	99.1%
Borrower Sponsor Equity	$19,785,423	37.6%	Closing Costs(2)	$481,971	0.9%
Total Sources	$52,653,461	100.0%	Total Uses	$52,653,461	100.0%
(1)	Represents the allocated purchase price for the 10 properties that collateralize the Walgreens Net Lease Portfolio 3 Loan.

(2)	Represents the allocated closing costs related to the 10 properties that collateralize the Walgreens Net Lease Portfolio 3 Loan.

The Borrower / Borrower Sponsor. The borrower is CF Net Lease Portfolio III DST, a single purpose Delaware statutory trust, structured to be bankruptcy-remote, with two independent directors in its organizational structure. The non-recourse carve-out guarantor is CF Real Estate Holdings, LLC, a Delaware limited liability company (the “Guarantor”), which is owned directly by Cantor Fitzgerald Investors, LLC, the borrower sponsor (“Cantor Investors”). The Guarantor and Cantor Investors are each an affiliate of Cantor Commercial Real Estate Lending, L.P., the loan seller, CCRE Commercial Mortgage Securities, L.P., the depositor, Berkeley Point Capital LLC, a primary servicer and limited subservicer, Cantor Fitzgerald & Co. and Castle Oak Securities, L.P., the underwriters.

Cantor Investors is an affiliate of Cantor Fitzgerald, L.P. (“Cantor Fitzgerald”) Cantor Fitzgerald was founded in 1945 as an investment bank and brokerage business. Along with its subsidiaries and affiliates, Cantor Fitzgerald operates with 10,000 employees in 150 offices worldwide. Cantor Fitzgerald is rated BBB- by Fitch and S&P.

Cantor Investors and its affiliates have acquired over 970,000 sq. ft. of healthcare and retail real estate assets valued at over $375 million over the last three years, including a 41-property portfolio in 2014 known as the Walgreens Net Lease Portfolio (which properties were collateral for loans that were originated by Keybank National Association and securitized in COMM 2015-LC19, JPMBB 2015-C28 and COMM 2015-LC21).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

TN, SD, NE, FL	Collateral Asset Summary – Loan No. 7 Walgreens Net Lease Portfolio 3	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,868,038 54.9% 2.02x 9.5%

The Properties. The Walgreens Net Lease Portfolio 3 Properties consist of 10, single tenant retail properties totaling 148,490 sq. ft., which are located in Tennessee, South Dakota, Nebraska and Florida. The Walgreens Net Lease Portfolio 3 Properties were built between 1998 and 2008 and range in size from 13,650 to 16,380 sq. ft., with an average size of 14,849 sq. ft.

Portfolio Summary
Property	Location	Year Built	Sq. Ft.	Allocated Loan Amount ($)	Allocated Loan Amount (%)	Appraised Value(1)	Occupancy(2)
Walgreens - Nashville	Nashville, TN	1999	16,380	$3,821,679	11.6%	$7,100,000	100.0%
Walgreens - Munford	Munford, TN	2008	14,560	$3,397,047	10.3%	$6,300,000	100.0%
Walgreens - Cordova	Cordova, TN	1998	15,120	$3,361,065	10.2%	$6,250,000	100.0%
Walgreens - Omaha	Omaha, NE	1999	15,680	$3,300,349	10.0%	$6,140,000	100.0%
Walgreens - Newport	Newport, TN	2007	14,820	$3,294,378	10.0%	$5,850,000	100.0%
Walgreens - Newberry	Newberry, FL	2008	14,490	$3,221,021	9.8%	$6,000,000	100.0%
Walgreens - Yankton	Yankton, SD	2006	14,420	$3,205,460	9.8%	$5,690,000	100.0%
Walgreens - Pierre	Pierre, SD	2006	14,550	$3,203,058	9.7%	$5,690,000	100.0%
Walgreens - Manchester	Manchester, TN	2005	13,650	$3,034,295	9.2%	$5,400,000	100.0%
Walgreens - Lexington	Lexington, TN	2005	14,820	$3,029,686	9.2%	$5,400,000	100.0%
Total / Wtd. Avg.			148,490	$32,868,038	100.0%	$59,820,000	100.0%
(1)	The appraisal assigned a hypothetical “dark value” of approximately $35.8 million. The Cut-off Date LTV based on the hypothetical “dark value” is approximately 91.9%.
(2)	Based on rent roll dated November 6, 2016.

Tenant Summary
Tenant	Ratings(1) (Fitch/Moody’s/S&P)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration(2)
Walgreens - Nashville	BBB/Baa2/BBB	16,380	11.0%	$23.35	11.6%	11/30/2031
Walgreens - Munford	BBB/Baa2/BBB	14,560	9.8%	$23.35	10.3%	11/30/2031
Walgreens - Cordova	BBB/Baa2/BBB	15,120	10.2%	$22.24	10.2%	11/30/2031
Walgreens - Omaha	BBB/Baa2/BBB	15,680	10.6%	$21.06	10.0%	11/30/2031
Walgreens - Newport	BBB/Baa2/BBB	14,820	10.0%	$22.24	10.0%	11/30/2031
Walgreens - Newberry	BBB/Baa2/BBB	14,490	9.8%	$22.24	9.8%	11/30/2031
Walgreens - Yankton	BBB/Baa2/BBB	14,420	9.7%	$22.24	9.8%	11/30/2031
Walgreens - Pierre	BBB/Baa2/BBB	14,550	9.8%	$22.03	9.7%	11/30/2031
Walgreens - Manchester	BBB/Baa2/BBB	13,650	9.2%	$22.24	9.2%	11/30/2031
Walgreens - Lexington	BBB/Baa2/BBB	14,820	10.0%	$20.46	9.2%	11/30/2031
Total Occupied		148,490	100.0%	$22.15	100.0%
Vacant		0	0.0%
Total		148,490	100.0%
(1)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(2)	The Walgreens Net Lease Portfolio 3 Properties each have 12 five-year renewal options and no termination options (other than following a casualty during the last two years of the current lease term).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

TN, SD, NE, FL	Collateral Asset Summary – Loan No. 7 Walgreens Net Lease Portfolio 3	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,868,038 54.9% 2.02x 9.5%

Tenant Sales and Occupancy Cost
Tenant	Reported Sales(1)	Reported Sales PSF(1)	Estimated Total Sales(2)	Estimated Total Sales PSF(2)	Estimated Occupancy Cost(2)(3)
Walgreens - Nashville	$3,459,449	$211.20	$11,392,723	$695.53	3.3%
Walgreens - Munford	$3,595,725	$246.96	$11,841,507	$813.29	2.8%
Walgreens - Cordova	$5,347,501	$353.67	$17,610,490	$1,164.71	1.9%
Walgreens - Omaha	$5,690,667	$362.93	$18,740,609	$1,195.19	1.7%
Walgreens - Newport	$3,274,703	$220.97	$10,784,311	$727.69	3.0%
Walgreens - Newberry	$2,641,336	$182.29	$8,698,497	$600.31	3.6%
Walgreens - Yankton	$2,666,798	$184.94	$8,782,349	$609.04	3.6%
Walgreens - Pierre	$3,851,819	$264.73	$12,684,882	$871.81	2.5%
Walgreens - Manchester	$2,911,063	$213.26	$9,586,765	$702.33	3.1%
Walgreens - Lexington	$2,154,937	$145.41	$7,096,677	$478.86	4.2%
Wtd. Avg.	$3,559,400	$239.71	$11,721,881	$789.41	2.7%
(1)	Based on T-12 July 31, 2016 Reported Sales, which exclude sales from tobacco, beverages, third party prescription plans, ATM fees, postage stamps, lottery tickets and other sales.
(2)	Walgreens provided average Total Sales per Property for the Walgreens Net Lease Portfolio 3 Properties, but did not provide Total Sales for individual Properties. For the Walgreens Net Lease Portfolio 3 Properties, average Reported Sales of $3,559,400 represent 30.4% of the average Total Sales. Total Sales per Property shown in the chart above represent estimates assuming the 30.4% average ratio. Actual Total Sales for each Property may vary from those shown.
(3)	Estimated Occupancy Cost is calculated by dividing initial annual rent by Estimated Total Sales.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Expiring	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2018	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2019	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2020	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2021	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2022	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2023	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2024	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2025	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2026	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2027	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
Thereafter	10	148,490	100.0%	148,490	100.0%	$22.15	100.0%	100.0%
Vacant	NAP	0	0.0%	148,490	100.0%	NAP	NAP
Total / Wtd. Avg.	10	148,490	100.0%			$22.15	100.0%

(1)	Each lease is structured with 12 five-year renewal options and no termination options (other than following a casualty during the last two years of the current lease term).

Walgreens (148,490 sq. ft., 100.0% of NRA, 100.0% of UW Base Rent) Walgreens Net Lease Portfolio 3 Properties are each 100.0% leased and occupied by Walgreen Co. (rated BBB / Baa2 / BBB by Fitch, Moody’s and S&P, respectively), a subsidiary of Walgreens Boots Alliance Inc. (NASDAQ:WBA; rated BBB / Baa2 / BBB by Fitch, Moody’s and S&P, respectively) (“Walgreens”), under 10 separate 15-year triple net leases each expiring on November 30, 2031 and each with 12 five-year renewal options and no termination options (other than following a casualty during the last two years of the current lease term). Walgreens announced its proposed merger with Rite Aid on October 27, 2015, and the merger is expected to close in the first quarter of 2017.

Environmental Matters. The Phase I environmental reports dated September and October 2016 recommended no further action at the Walgreens Net Lease Portfolio 3 Properties.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

TN, SD, NE, FL	Collateral Asset Summary – Loan No. 7 Walgreens Net Lease Portfolio 3	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,868,038 54.9% 2.02x 9.5%

The Market. The Walgreens Net Lease Portfolio 3 Properties are located in Tennessee, South Dakota, Nebraska and Florida.

Market Overview(1)
				Rental Rate PSF
Mortgaged Property	Location	Population(2)	Average Household Income(2)	Actual(3)	Market
Walgreens - Nashville	Nashville, TN	153,284	$85,573	$22.78	$23.00
Walgreens - Munford	Munford, TN	27,969	$74,631	$22.78	$23.00
Walgreens - Cordova	Cordova, TN	163,934	$92,551	$21.70	$22.00
Walgreens - Omaha	Omaha, NE	294,359	$57,556	$20.55	$20.50
Walgreens - Newport	Newport, TN	18,415	$42,829	$21.70	$21.75
Walgreens - Newberry	Newberry, FL	43,513	$93,834	$21.70	$22.00
Walgreens - Yankton	Yankton, SD	18,422	$68,329	$21.70	$21.70
Walgreens - Pierre	Pierre, SD	17,503	$71,271	$21.49	$21.50
Walgreens - Manchester	Manchester, TN	18,494	$55,032	$21.70	$21.75
Walgreens - Lexington	Lexington, TN	12,744	$50,990	$19.96	$20.00
Average:				$21.61	$21.72
(1)	Source: Appraisal.
(2)	Based on a five-mile radius.
(3)	Based on the underwritten rent roll.

Cash Flow Analysis.

Cash Flow Analysis(1)
	U/W	U/W PSF
Base Rent(2)	$3,288,760	$22.15
Value of Vacant Space	0	$0.00
Gross Potential Rent	$3,288,760	$22.15
Total Recoveries	0	$0.00
Total Other Income	0	$0.00
Less: Vacancy(3)	(98,663)	($0.66)
Effective Gross Income	$3,190,098	$21.48
Total Operating Expenses	63,802	$0.43
Net Operating Income	$3,126,296	$21.05
TI/LC	0	$0.00
Capital Reserve	29,698	$0.20
Net Cash Flow	$3,096,598	$20.85
(1)	In November 2016, the borrower sponsor purchased the Walgreens Net Lease Portfolio 3 Properties from Walgreen Co. in connection with a sale leaseback transaction. As a result, Historical NOI and Historical Occupancy are not applicable.
(2)	Base Rent assumes a straight-line average of contractual rent due under the Walgreens leases. Rent increases 5.0% every five years through the initial term and the first four, five year extension options. Beginning with the fifth extension option, and every five years thereafter, the rent is required to be based on the fair market value rent as defined by the leases. The initial annual rent due under the Walgreen Co. lease is $3,208,547.
(3)	U/W Vacancy represents 3.0% of Base Rent.

Property Management. The Walgreens Net Lease Portfolio 3 Properties are managed by CFNL Portfolio Property Manager, LLC, an affiliate of Cantor Commercial Real Estate Lending, L.P., the loan seller, CCRE Commercial Mortgage Securities, L.P., the depositor, Berkeley Point Capital LLC, a primary servicer and limited subservicer, Cantor Fitzgerald & Co. and Castle Oak Securities, L.P., the underwriters.

Lockbox / Cash Management.  The Walgreens Net Lease Portfolio 3 Loan is structured with a hard lockbox and in place cash management.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

TN, SD, NE, FL	Collateral Asset Summary – Loan No. 7 Walgreens Net Lease Portfolio 3	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,868,038 54.9% 2.02x 9.5%

A “Cash Sweep Event” will occur (i) during any event of default, (ii) during any bankruptcy action of the borrower, guarantor, or property manager, until the guarantor or property manager, subject to the bankruptcy action is replaced with a qualified replacement guarantor or property manager, (iii) if the debt service coverage ratio is less than 1.55x based on the trailing three month period immediately preceding the determination date, until such a time that the debt service coverage ratio is 1.60x for two consecutive calendar quarters, (iv) if the Walgreens Net Lease Portfolio 3 Loan has not been repaid in full on or before the payment date that is three months prior to the ARD (September 1, 2026), (v) if the Major Tenant has ceased to operate or be open for business in more than 25% of the individual Walgreens Net Lease Portfolio 3 Properties (in the aggregate) other than for commercially reasonable periods of time in the ordinary course of business and/or as a result of fire, casualty and/or condemnation, (vi) during any bankruptcy action of a Major Tenant or (vii) if the long-term issuer credit rating of the Major Tenant issued by S&P falls below “BB-“, or the senior unsecured debt rating of the Major Tenant issued by Moody’s falls below Ba3, provided, however, if the Major Tenant is not rated by S&P or Moody’s, then a Cash Sweep Event will occur if the long-term issuer credit rating of Walgreens Boots Alliance Inc. (“WBA”) issued by S&P falls below “BB-“, or the senior unsecured debt rating of WBA issued by Moody’s falls below Ba3.

“Major Tenant” means Walgreen Co. or any replacement tenant that is acceptable to lender.

Initial Reserves. None.

Ongoing Reserves.  The borrower is required to deposit monthly reserves on each payment date in an amount equal to (i) 1/12 of the estimated annual real estate taxes into a tax reserve account and (ii) 1/12 of the estimated annual insurance premiums into an insurance reserve account; provided that such monthly tax will be waived, so long as (x) if the Major Tenant lease is no longer in full force and effect, (a) no event of default then exists, (b) the debt service coverage ratio, based on the trailing three (3) month period immediately preceding the date of such determination is equal to or greater than 1.55x, and (c) borrower provides to lender acceptable evidence that such taxes have already been paid, or (y) if the Major Tenant lease remains in full force and effect, (a) no event of default then exists, (b) the Major Tenant is required under its lease to pay, and does pay, taxes directly to the appropriate public office (and lender, upon written request, receives evidence of such payment), and (c) no event of default (after applicable notice and cure periods) exists under the related lease. In addition, monthly insurance reserves will be waived so long as the Walgreens Net Lease Portfolio 3 Properties are insured pursuant to a blanket policy, or if the Major Tenant provides self-insurance.

During a Cash Sweep Event prior to the ARD, the borrower is required to deposit with lender all excess cash flow in the cash management account, which amounts will be held by lender as additional security for the Walgreens Net Lease Portfolio 3 Loan; provided; however, if a Cash Sweep Event is caused solely by the occurrence of a trigger under clause (v) set forth in the definition of Cash Sweep Event, then excess cash flow deposited into the excess cash flow reserve each month will be capped at an amount equal to the aggregate monthly rent for the tenants at the individual properties that triggered such Cash Sweep Event, and the remaining excess cash flow will be disbursed to the Borrower. If on or prior to the ARD borrower does not pay to lender the outstanding principal balance, all accrued and unpaid interest and all other amounts due hereunder and under the Walgreens Net Lease Portfolio 3 Loan, then, on the ARD, all funds in the excess cash flow reserve and all excess cash flow that accrues thereafter will be applied to repayment of outstanding principal and interest pursuant to the Walgreens Net Lease Portfolio 3 Loan. Following the ARD, all excess cash flow in the cash management account is required to be applied by the lender to the Walgreens Net Lease Portfolio 3 Loan.

Current Mezzanine or Subordinate Indebtedness.  None.

Future Mezzanine or Subordinate Indebtedness Permitted.  None.

Partial Release. Any time after the expiration of the lockout period, the borrower may obtain the release of any Walgreens Net Lease Portfolio 3 Property, provided, among other things, (i) the borrower pays the Release Amount and (ii) after giving effect to such release, the debt service coverage ratio is greater than or equal to the greater of (x) 2.02x (which is the debt service coverage ratio on the origination date) and (y) the debt service coverage ratio immediately prior to the release.

The “Release Amount” means 120% of the allocated loan amount for the Walgreens Net Lease Portfolio 3 Property being released, provided, however, if the borrower has requested release of such property because the tenant has ceased operations at such property or has not timely commenced restoration of such property after a casualty, the Release Amount means 100% of the allocated loan amount for the Walgreens Net Lease Portfolio 3 Property to be released. In addition, in each case, the borrower is required to pay the applicable yield maintenance premium, if such partial release is prior to September 2, 2026 and costs.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

TN, SD, NE, FL	Collateral Asset Summary – Loan No. 7 Walgreens Net Lease Portfolio 3	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,868,038 54.9% 2.02x 9.5%

MAP © 2016 CARTIFACT
DATA © OSM CONTRIBUTORS
Minneapolis
MN
WI
Rapid City
SD
WY
Milwaukee
MI
Buffalo
Detroit
IA
Cedar Rapids
Chicago
NE
Cheyenne
Cleveland
Omaha
Des Moines
OH
PA
Columbus
Denver
IL
IN
Kansas City
Indianapolis
Cincinnati
CO
St Louis
KS
MO
Louisville
Colorado Springs
Wichita
Lexington
WV
KY
VA
OK
Tulsa
Nashville
NC
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Charlotte
Oklahoma City
Little Rock
AR
SC
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MS
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GA
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Jackson
TX
Atlantic Ocean
LA
Austin
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Gulf of Mexico
MEXICO
Miami
1
2
3
4
5
6
7
8
9
10

Walgreens Net Lease Portfolio 3

#	Property Name	Address	City/State	Zip Code
1	Walgreens - Nashville	5600 Charlotte Pike	Nashville, TN	37209
2	Walgreens - Munford	43 Tabb Drive	Munford, TN	38058
3	Walgreens - Cordova	8046 Macon Road	Cordova, TN	38018
4	Walgreens - Omaha	5038 Center Street	Omaha, NE	68106
5	Walgreens - Newport	102 East Broadway Street	Newport, TN	37821
6	Walgreens - Newberry	14040 West Newberry Road	Newberry, FL	32669
7	Walgreens - Yankton	2020 Broadway Avenue	Yankton, SD	57078
8	Walgreens - Pierre	100 East Sioux Avenue	Pierre, SD	57501
9	Walgreens - Manchester	806 McArthur Street	Manchester, TN	37355
10	Walgreens - Lexington	603 West Church Street	Lexington, TN	38351

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

GA, MA, PA, OH	Collateral Asset Summary – Loan No. 8 FedEx Distribution Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,875,000 69.9% 1.26x 9.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

GA, MA, PA, OH	Collateral Asset Summary – Loan No. 8 FedEx Distribution Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,875,000 69.9% 1.26x 9.2%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Borrower Sponsors:	Jeno Guttman; Moses Mizrahi; Moshe Dov Schweid
Borrowers(1):	Various
Original Balance:	$31,875,000
Cut-off Date Balance:	$31,875,000
% by Initial UPB:	4.9%
Interest Rate:	5.3630%
Payment Date:	6th of each month
First Payment Date:	January 6, 2017
Maturity Date:	December 6, 2026
Amortization:	360 months
Additional Debt:	None
Call Protection:	L(24), D(93), O(3)
Lockbox / Cash Management:	Hard / Springing

Reserves(2)
	Initial	Monthly
Taxes:	$0	Springing
Insurance:	$81,679	$6,807
Replacement:	$0	$5,482
TI/LC:	$0	$14,620
Required Repairs:	$8,375	NAP
Occupancy Reserve:	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$73
Balloon Balance / Sq. Ft.:	$60
Cut-off Date LTV:	69.9%
Balloon LTV:	58.2%
Underwritten NOI DSCR:	1.37x
Underwritten NCF DSCR:	1.26x
Underwritten NOI Debt Yield:	9.2%
Underwritten NCF Debt Yield:	8.4%
Underwritten NOI Debt Yield at Balloon:	11.0%
Underwritten NCF Debt Yield at Balloon:	10.1%

Property Information
Single Asset / Portfolio:	Portfolio of four properties
Property Type:	Warehouse/Distribution Industrial
Collateral:	Fee Simple
Location:	GA, MA, PA, OH
Year Built / Renovated:	Various / Various
Total Sq. Ft.:	438,592
Property Management:	Self-managed
Underwritten NOI:	$2,927,877
Underwritten NCF:	$2,686,652
Appraised Value(3):	$45,580,000
Appraisal Date:	September 2016

Historical NOI
Most Recent NOI:	$2,886,222 (December 31, 2015)
2014 NOI:	$2,886,222 (December 31, 2014)
2013 NOI:	$2,886,222 (December 31, 2013)

Historical Occupancy
Most Recent Occupancy:	100.0% (November 6, 2016)
2015 Occupancy:	100.0% (December 31, 2015)
2014 Occupancy:	100.0% (December 31, 2014)
2013 Occupancy:	100.0% (December 31, 2013)

(1)	See “The Borrowers / Borrower Sponsors” below.

(2)	See “Initial Reserves” and “Ongoing Reserves” below.

(3)	The appraiser assigned a hypothetical “dark value” of $23,100,000 for the FedEx Distribution Portfolio Properties. The Cut-off Date LTV ratio based on the hypothetical “dark value” is 138.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

GA, MA, PA, OH	Collateral Asset Summary – Loan No. 8 FedEx Distribution Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,875,000 69.9% 1.26x 9.2%

The Loan.    The FedEx Distribution Portfolio loan (the “FedEx Distribution Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in four industrial warehouse/distribution properties totaling 438,592 sq. ft. located in Athens, Georgia, Middleboro, Massachusetts, Hunker, Pennsylvania and Cambridge, Ohio (each, a “FedEx Distribution Property,” and collectively, the “FedEx Distribution Portfolio Properties” or the “Portfolio”) with an original principal balance of approximately $31.9 million. The FedEx Distribution Portfolio Loan has a 10-year term and amortizes on a 30-year schedule. The FedEx Distribution Portfolio Loan accrues interest at a fixed rate equal to 5.3630% and has a Cut-off Date balance of approximately $31.9 million. Loan proceeds were used to payoff existing debt of approximately $30.3 million, pay closing costs of approximately $1.4 million, fund reserves of approximately $0.09 million and return approximately $0.02 million of equity to borrowers. Based on the appraised value of approximately $45.6 million as of September 2016, the Cut-off Date LTV is 69.9%. The most recent prior financing of the FedEx Distribution Portfolio Properties was included in the LBUBS 2007-C2 securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$31,875,000	100.0%	Loan Payoff	$30,348,480	95.2%
			Closing Costs	$1,415,065	4.4%
			Reserves	$90,054	0.3%
			Return of Equity	$21,401	0.1%
Total Sources	$31,875,000	100.0%	Total Uses	$31,875,000	100.0%

The Borrowers / Borrower Sponsors.   The borrowers, GM Federal Acquisition, L.P., Zanesville Federal Acquisition LLC, DG Federal Acquisition, LLC, HR Federal Acquisition, LLC, GM Federal Acquisition, LLC, Middleborough Federal Acquisition LLC and Middleborough Federal Acquisition II LLC are each single purpose limited liability companies and one limited partnership, structured to be bankruptcy remote, with two independent directors in its organizational structure. GM Federal Acquisition, LLC, HR Federation Acquisition, LLC and DG Federal Acquisition, LLC own the Athens Property as tenants-in-common. Middleborough Federal Acquisition LLC and Middleborough Federal Acquisition II LLC own the Middleboro Property as tenants-in-common. The sponsors of the borrowers and the non-recourse carve-out guarantors are Jeno Guttman, Moses Mizrahi and Moshe Dov Schweid, on a joint and several basis.

Moses Mizrahi is a real estate owner and manager. Since 1996, he has acquired a portfolio of over 4,500 residential units as well as holdings in commercial, industrial and retail properties. Jeno Guttman has 30 years of commercial real estate experience and currently owns, operates and manages a real estate portfolio that includes over 35 commercial and multifamily properties in New York, New Jersey and Pennsylvania. Moshe Dov Schweid has owned and managed real estate since 1973 and as of November 2016, owns and manages approximately 900 units in the New York Metropolitan area.

The Properties & Tenants.    The FedEx Distribution Portfolio Properties consist of four industrial warehouse/distribution properties totaling 438,592 sq. ft. and located in Athens, Georgia (“Athens Property”), Middleboro, Massachusetts (“Middleboro Property”), Hunker, Pennsylvania (“New Stanton Property”) and Cambridge, Ohio (“Cambridge Property”). The FedEx Distribution Portfolio Properties are currently 100.0% leased to FedEx Ground Package System, Inc. (“FedEx Ground”) at a weighted average rental rate of $7.10 per sq. ft. The FedEx Distribution Portfolio Loan documents do not permit the voluntary release of any individual FedEx Distribution Portfolio Properties.

FedEx Ground is a subsidiary of FedEx Corporation (NYSE: FDX; Moody’s: Baa2; S&P: BBB). FedEx Ground provides package shipping and ground delivery service to the United States and Canada. FedEx Ground also includes FedEx SmartPost, which consolidates and delivers high volumes of low-weight, less time-sensitive business-to-consumer packages using the United States Postal Service for final delivery. FedEx Ground is based in Coraopolis, Pennsylvania and was formerly known as Roadway Package System, Inc. The company was incorporated with FedEx Corporation in 1984 and changed its name to FedEx Ground Package System, Inc. in 1998.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

GA, MA, PA, OH	Collateral Asset Summary – Loan No. 8 FedEx Distribution Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,875,000 69.9% 1.26x 9.2%

Portfolio Summary
Property Name	Location	Allocated Loan Amount	Sq. Ft.	Year Built / Renovated	Appraised Value	Occupancy(1)
Athens	Athens, GA	$14,102,753	140,218	2006 / 2008 & 2015	$19,500,000	100.0%
Middleboro	Middleboro, MA	$7,066,243	73,137	2006 / 2016	$10,000,000	100.0%
New Stanton	Hunker, PA	$5,970,768	140,985	2006 / 2010 & 2016	$9,500,000	100.0%
Cambridge	Cambridge, OH	$4,735,236	84,252	2006-2014 / NAP	$6,580,000	100.0%
Total / Wtd. Avg.		$31,875,000	438,592		$45,580,000	100.0%
(1)	As of November 6, 2016.

Tenant Summary
Tenant	Rating (Fitch/Moody’s/S&P)(1)	Location	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
FedEx Ground	NR/Baa2/BBB	Athens, GA	140,218	32.0%	$9.91	44.6%	8/31/2023(2)
FedEx Ground	NR/Baa2/BBB	Middleboro, MA	73,137	16.7%	$9.37	22.0%	5/31/2020(3)
FedEx Ground	NR/Baa2/BBB	Hunker, PA	140,985	32.1%	$4.11	18.6%	8/31/2023(4)
FedEx Ground	NR/Baa2/BBB	Cambridge, OH	84,252	19.2%	$5.45	14.8%	9/14/2020(5)
Total Occupied Collateral			438,592	100.0%	$7.10	100.0%
Vacant			0	0.0%
Total			438,592	100.0%

(1)	Ratings are those of the parent company, FedEx Corporation. FedEx Corporation does not guaranty the leases.

(2)	The Athens lease provides for two, three-year extension options and no terminations options other than in connection with a casualty or condemnation.

(3)	The Middleboro lease provides for has two, four-year extension options and no termination options other than in connection with a casualty or condemnation.

(4)	The New Stanton lease provides for three, five-year extension options and no termination options other than in connection with a casualty or condemnation.

(5)	The Cambridge provides for two, one-year extension options and no termination options other than in connection with a casualty or condemnation.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2018	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2019	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2020	2	157,389	35.9%	157,389	35.9%	$7.27	36.8%	36.8%
2021	0	0	0.0%	157,389	35.9%	$0.00	0.0%	36.8%
2022	0	0	0.0%	157,389	35.9%	$0.00	0.0%	36.8%
2023	2	281,203	64.1%	438,592	100.0%	$7.00	63.2%	100.0%
2024	0	0	0.0%	438,592	100.0%	$0.00	0.0%	100.0%
2025	0	0	0.0%	438,592	100.0%	$0.00	0.0%	100.0%
2026	0	0	0.0%	438,592	100.0%	$0.00	0.0%	100.0%
2027	0	0	0.0%	438,592	100.0%	$0.00	0.0%	100.0%
Thereafter	0	0	0.0%	438,592	100.0%	$0.00	0.0%	100.0%
Vacant	NAP	0	0.0%	438,592	100.0%	NAP	NAP
Total / Wtd. Avg.	4	438,592	100.0%			$7.10	100.0%

(1)	Based on a rent roll dated as of November 6, 2016.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

GA, MA, PA, OH	Collateral Asset Summary – Loan No. 8 FedEx Distribution Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,875,000 69.9% 1.26x 9.2%

Athens Property (32.0% of Portfolio NRA, 44.6% of U/W Base Rent) The Athens Property is a 140,218 sq. ft. single tenant industrial warehouse/distribution and office property built-to-suit in 2006 and later expanded in 2008 and 2015. The Athens Property features 4,377 sq. ft. of office space, 135,859 sq. ft. of warehouse space and clear heights of approximately 30 ft. The loading area has 16 grade level drive-in overhead doors and 36 dock high overhead doors. The Athens Property is located in the city of Athens within Clarke County in northeastern Georgia. The Athens Property is 80 miles from Atlanta’s central business district, two miles from the Perimeter Highway 129 and along the south side of Highway 78 with access to US-441 and GA-316. The next closest FedEx Ground distribution facility is located approximately 58.5 miles away in northeastern Atlanta, Georgia.

Middleboro Property (16.7% of Portfolio NRA, 22.0% of U/W Base Rent) The Middleboro Property is a 73,137 sq. ft. single tenant industrial warehouse/distribution and office built-to-suit in 2006 and most recently renovated in 2016. The Middleboro Property features 3,920 sq. ft. of office space, 69,217 sq. ft. of warehouse area, clear heights of approximately 20 ft. and 28 grade level / dock high overhead doors. The Middleboro Property is located in Middleboro in southeastern Massachusetts. Middleborough is Massachusetts’s second-largest municipality by area and is 35 miles south of Boston and 30 miles east of Providence. The Middleboro Property is accessible by Interstate 495 and Routes 3, 28 and 44 and the closest FedEx Ground distribution facility is located approximately 24.0 miles north in Brockton, Massachusetts.

New Stanton Property (32.1% of Portfolio NRA, 18.6% of U/W Base Rent) The New Stanton Property is a 140,985 sq. ft. single tenant industrial warehouse/distribution and office property built-to-suit in 2006 and expanded in 2010 and 2016. The New Stanton Property features 4,900 sq. ft. of office space, 136,085 sq. ft. of warehouse area, clear heights of approximately 32 ft., 12 grade level overhead doors and 28 dock high overhead doors. The New Stanton Property is located in Hunker in Westmoreland County, Pennsylvania. The property is situated near the New Stanton interchange of the Pennsylvania Turnpike which also intersects Interstate 70 and US 119. The next closest FedEx Ground distribution facility is located approximately 50 miles away in northwestern Pittsburgh, Pennsylvania.

Cambridge Property (19.2% of Portfolio NRA, 14.8% of U/W Base Rent) The Cambridge Property is an 84,252 sq. ft. single tenant industrial warehouse/distribution and office built-to-suit in 2006 and expanded in 2014. The Cambridge Property features 7,546 sq. ft. of office space, 76,706 sq. ft. of warehouse area, clear heights of approximately 21 to 29 ft. and 18 grade level overhead doors and 18 dock high overhead doors. The Cambridge Property is located in Cambridge in Guernsey County, which is in eastern Ohio. Cambridge is approximately 80 miles east of Columbus Ohio and has access to Interstate 77, Interstate 70, US Highway 40, US Highway 22 and State Route 209. The closest FedEx Ground distribution facility is approximately 76.4 miles away in Columbus Ohio.

Environmental Matters. The Phase I environmental reports for the FedEx Distribution Portfolio Properties dated September 16, 2016, recommended no further action at each FedEx Distribution Portfolio Property.

The Market. The FedEx Distribution Portfolio Properties are located in four cities within four different states. The following chart compares market data to the FedEx Distribution Portfolio Properties.

Market Overview(1)
		Submarket	Occupancy		Rental Rate PSF(2)
Property Name	Property Type		Phys.(3)	Mkt.	U/W	Mkt.
Athens	Industrial Warehouse/Distribution	Clarke County	100.0%	97.3%	$9.91	$3.84
Middleboro	Industrial Warehouse/Distribution	Route 495 South Industrial	100.0%	92.6%	$9.37	$6.08
New Stanton	Industrial Warehouse/Distribution	Westmoreland County	100.0%	90.3%	$4.11	$4.40
Cambridge	Industrial Warehouse/Distribution	Four County Area(4)	100.0%	88.1%	$5.45	$4.83
Total / Wtd. Avg.			100.0%	92.1%	$7.10	$4.79

(1)	Source: Appraisal
(2)	Based on the rent roll dated November 6, 2016.
(3)	The appraiser concluded that the rental rate per sq. ft. is supported by the FedEx comparable rentals of other built-to-suit facilities.

(4)	The Cambridge Property is located within the Guernsey County market, due to the tertiary location, three other surrounding counties have been included as part of the Cambridge Property’s market.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

GA, MA, PA, OH	Collateral Asset Summary – Loan No. 8 FedEx Distribution Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,875,000 69.9% 1.26x 9.2%

FedEx Lease Comparables
Property	UW PSF(1)	Comparable Range PSF(2)(3)	Comparable Wtd. Avg. PSF(2)(3)
Athens	$9.91	$8.16 - $10.23	$8.99
Middleboro	$9.37	$7.15 - $10.50	$8.80
New Stanton	$4.11	$5.20 - $8.37	$7.01
Cambridge	$5.45	$5.46 - $8.26	$6.51
Total / Wtd. Avg.	$7.10	$5.20 - $10.50	$8.16

(1)	Based on the underwritten rent roll.

(2)	Source: Appraisal.

(3)	Based on comparable data relative to FedEx Properties for similar built-to-suits.

Cash Flow Analysis.

Cash Flow Analysis
	2013	2014	2015	U/W	U/W PSF
Base Rent(1)	$2,915,376	$2,915,376	$2,915,376	$3,113,107	$7.10
Value of Vacant Space	0	0	0	0	0
Gross Potential Rent	$2,915,376	$2,915,376	$2,915,376	$3,113,107	$7.10
Total Recoveries	0	0	0	0	0
Total Other Income	0	0	0	0	0
Less: Vacancy(2)	0	0	0	(155,655)	($0.35)
Effective Gross Income	$2,915,376	$2,915,376	$2,915,376	$2,957,452	$6.74
Total Operating Expenses(3)	$29,154	$29,154	$29,154	29,575	$0.07
Net Operating Income	$2,886,222	$2,886,222	$2,886,222	$2,927,877	$6.68
TI/LC	0	0	0	175,437	$0.40
Capital Expenditures	0	0	0	65,789	$0.15
Net Cash Flow	$2,886,222	$2,886,222	$2,886,222	$2,686,652	$6.13

(1)	U/W Base Rent as per November 6, 2016 rent roll and straight line average of tenant’s rent through lease maturity.

(2)	U/W Vacancy is based on 5.0% vacancy.

(3)	All expenses are paid directly by tenant.

Property Management.    The FedEx Distribution Portfolio Properties are self-managed by the borrowers.

Lockbox / Cash Management.    The FedEx Distribution Portfolio Loan is structured with a hard lockbox and springing cash management. An in-place cash management sweep will be required during the continuation of (i) a Cash Trap Period, (ii) the failure by the borrower at the end of two consecutive calendar quarters, to maintain a debt service coverage ratio of at least 1.10x, until such time that the underwritten debt service coverage ratio is at least 1.20x for two consecutive months or (iii) during the continuation of a Lease Trigger Period.

A “Cash Trap Period” requiring an excess cash flow sweep will be deemed to commence upon (i) the occurrence of any event of default or (ii) the occurrence of any bankruptcy action of borrower, principal, guarantor or property manager.

A “Lease Trigger Period” will occur, with respect to any Occupancy Reserve Tenant, (i) on the date which is the earlier to occur of the date that (a) is nine calendar months prior to the expiration date under any lease with such tenant, (b) such tenant is required under its lease to notify the borrower of its intent to either renew or terminate such lease, (ii) such tenant fails to continuously operate (or gives notice of its intention to terminate, vacate or sublease its space), (iii) such tenant is the subject of a bankruptcy action, (iv) such tenant’s lease terminates or expires or (v) a default occurs under such tenant’s lease beyond the applicable notice and cure periods.

An “Occupancy Reserve Tenant” is each FedEx tenant and any other tenant that (i) occupies more than 20% of the sq. ft. at any one or more of the FedEx Distribution Portfolio Properties or (ii) pays base rent in an amount equal to or exceeding 20% of the gross income from operations at any one or more of the FedEx Distribution Portfolio Properties.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

GA, MA, PA, OH	Collateral Asset Summary – Loan No. 8 FedEx Distribution Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,875,000 69.9% 1.26x 9.2%

Initial Reserves.    At origination, the borrowers deposited (i) $81,679 into an insurance reserve account and (ii) $8,375 into a required repairs reserve, which represents 125% of the engineer’s estimate for immediate repairs.

Ongoing Reserves.    The borrowers are required to deposit on a monthly basis (i) $5,482 into a replacement reserve account and (ii) $14,620 into a TI/LC reserve account. In addition, the borrowers will be required to deposit on a monthly basis 1/12 of the estimated annual real estate taxes and annual insurance premiums if, among other things, (a) the lease for such FedEx Distribution Portfolio Property has 12 or less months remaining until the expiration date or such lease is no longer in effect, (b) a cash management period is in effect, (c) with respect to the real estate taxes, the tenant fails to pay all taxes in a timely manner or (d) with respect to the insurance premiums, the tenant fails to pay all insurance premiums in a timely manner.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

Partial Release. None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

GA, MA, PA, OH	Collateral Asset Summary – Loan No. 8 FedEx Distribution Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,875,000 69.9% 1.26x 9.2%

CANADA
WI
Milwaukee
MI
Detroit
Buffalo
Albany
NY
VT
NH
ME
Boston
MA
CT
RI
New York
NJ
Philadelphia
Chicago
Cedar Rapids
IA
Cleveland
PA
Pittsburgh
OH
Columbus
IL
IN
Indianapolis
Cincinnati
St Louis
MO
Baltimore
DE
Washington DC
Louisville
Lexington
WV
KY
VA
Richmond
Nashville
NC
AR
Memphis
TN
Charlotte
Little Rock
Atlanta
SC
MS
Birmingham
AL
GA
Atlantic Ocean
Jackson
LA
Jacksonville
New Orleans
Orlando
Tampa
FL
Gulf of Mexico
Miami
1
2
3
4

FedEx Distribution Portfolio

#	Property Name	Address	City/State	Zip Code
1	Athens	1655 Olympic Drive	Athens, GA	30601
2	Middleboro	17 Cowan Drive	Middleborough, MA	02346
3	New Stanton	2000 Labonte Drive	Hunker, PA	15639
4	Cambridge	8705 Commerce Drive	Cambridge, OH	43725

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

299 Madison Avenue New York, NY 10017	Collateral Asset Summary – Loan No. 9 Library Hotel	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,000,000 61.4% 1.41x 10.4%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

299 Madison Avenue New York, NY 10017	Collateral Asset Summary – Loan No. 9 Library Hotel	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,000,000 61.4% 1.41x 10.4%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Borrower Sponsor:	Imrich Henry Kallan
Borrower:	299 Madison Hotel LLC
Original Balance:	$31,000,000
Cut-off Date Balance:	$31,000,000
% by Initial UPB:	4.7%
Interest Rate:	5.2000%
Payment Date:	6th of each month
First Payment Date:	January 6, 2017
Maturity Date:	December 6, 2026
Amortization:	Interest only for first 36 months; 360 months thereafter
Additional Debt:	None
Call Protection:	L(24), D(90), O(6)
Lockbox / Cash Management:	Hard / Springing

Reserves(1)
	Initial	Monthly
Taxes:	$513,836	$85,639
Insurance:	$45,591	$3,799
FF&E:	$0	Springing

Financial Information
Cut-off Date Balance / Room:	$516,667
Balloon Balance / Room:	$459,381
Cut-off Date LTV:	61.4%
Balloon LTV:	54.6%
Underwritten NOI DSCR(2):	1.58x
Underwritten NCF DSCR(2):	1.41x
Underwritten NOI Debt Yield:	10.4%
Underwritten NCF Debt Yield:	9.3%
Underwritten NOI Debt Yield at Balloon:	11.7%
Underwritten NCF Debt Yield at Balloon:	10.4%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Full Service Hospitality
Collateral:	Fee Simple
Location:	New York, NY
Year Built / Renovated:	1913 / 2000
Total Rooms:	60
Property Management:	HK Hotels, LLC
Underwritten NOI:	$3,231,110
Underwritten NCF:	$2,871,412
Appraised Value:	$50,500,000
Appraisal Date:	October 1, 2016

Historical NOI
Most Recent NOI:	$3,519,511 (T-12 August 31, 2016)
2015 NOI:	$3,407,604 (December 31, 2015)
2014 NOI:	$3,556,274 (December 31, 2014)
2013 NOI:	$3,703,943 (December 31, 2013)

Historical Occupancy
Most Recent Occupancy:	93.2% (August 31, 2016)
2015 Occupancy:	90.4% (December 31, 2015)
2014 Occupancy:	93.5% (December 31, 2014)
2013 Occupancy:	94.5% (December 31, 2013)

(1)	See “Initial Reserves” and “Ongoing Reserves” below.

(2)	Based on the amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.98x and 1.76x respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

299 Madison Avenue New York, NY 10017	Collateral Asset Summary – Loan No. 9 Library Hotel	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,000,000 61.4% 1.41x 10.4%

The Loan. The Library Hotel loan (the “Library Hotel Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 60-room, full service hotel located in New York, New York (the “Library Hotel Property”) with an original principal balance of $31.0 million. The Library Hotel Loan has a 10-year term and subsequent to a 36-month interest-only period, amortizes on a 30-year schedule. The Library Hotel Loan accrues interest at a fixed rate equal to 5.2000% and has a Cut-off Date balance of $31.0 million. The Library Hotel Loan proceeds were used to retire existing debt of approximately $24.3 million, fund upfront reserves of approximately $0.6 million, pay closing costs and return approximately $5.6 million of equity to the borrower sponsor. Based on the appraised value of $50.5 million as of October 1, 2016, the Cut-off Date LTV is 61.4%. The Library Hotel Property was previously securitized in the CSMC 2007-C3 mortgage trust.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$31,000,000	100.0%	Loan Payoff	$24,250,757	78.2%
			Return of Equity	$5,559,293	17.9%
			Closing Costs	$630,523	2.0%
			Reserves	$559,427	1.8%
Total Sources	$31,000,000	100.0%	Total Uses	$31,000,000	100.0%

The Borrower / Borrower Sponsor.    The borrower, 299 Madison Hotel LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote with two independent directors in its organizational structure. The sponsor of the borrower and non-recourse carve-out guarantor is Imrich Henry Kallan, president and owner of the Library Hotel Collection. The Library Hotel Collection currently owns and operates four hotels in New York City including Hotel Elysee, Casablanca Hotel and Hotel Giraffe, as well as two international hotels, Aria Budapest and Aria Prague. Additionally, the Library Hotel Collection is expected to open its first Canadian hotel, Hotel X Toronto, in early 2017.

The Property.   The Library Hotel Property is a 14-story, 60-room full service, independent hotel located in New York, New York. Originally constructed as an office tower in 1913, the Library Hotel Property has operated as a boutique book-themed hotel since 2000, following the borrower sponsor’s 1998 purchase and renovation of the then-vacant building. Guestrooms at the Library Hotel Property are comprised of 20 standard full, 20 standard queen, 10 standard king and 10 suite guestrooms and average 250 sq. ft. in size. Standard amenities include a work area with chair, nightstand, dresser, LCD flat screen TV, mini-refrigerator and coffee maker. Additionally, one suite features an outdoor terrace.

The Library Hotel Property leases out its ground floor and roof to Hospitality Holdings, Inc., a third party restaurant operator, which operates Madison & Vine and Bookmarks Lounge. Madison & Vine is a bistro and wine bar located on the ground floor of the Library Hotel Property while Bookmarks Lounge is a rooftop bar and terrace located on the 14th floor. Madison & Vine and Bookmarks Lounge have operated at the Library Hotel Property since 2007 and 2006, respectively, and recently extended the co-terminous lease though April 2022.

Environmental Matters. The Phase I environmental report dated October 18, 2016 recommended the implementation of an asbestos operation and maintenance plan at the Library Hotel Property, which is currently in place.

The Market. The Library Hotel Property is located in the Midtown East area of Manhattan with frontage along East 41st Street and Madison Avenue. Major attractions in the surrounding area include Bryant Park, the New York Public Library, Times Square, 5th Avenue shopping and Grand Central Terminal, which has more than 750,000 visitors per day. Hotel demand is primarily generated by the heavy concentration of surrounding office developments including the corporate headquarters of Bank of America and HSBC, both located within a few blocks of the Library Hotel Property. Demand segmentation at the Library Hotel Property is approximately 55% leisure, 40% commercial, and 5% meeting/group.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

299 Madison Avenue New York, NY 10017	Collateral Asset Summary – Loan No. 9 Library Hotel	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,000,000 61.4% 1.41x 10.4%

For the 12 months ending August 31, 2016, the Library Hotel Property was reported as having occupancy, ADR and RevPAR of 92.9%, $388.83 and $361.21, respectively.

Historical Occupancy, ADR, RevPAR – Competitive Set(1)(2)
	Library Hotel			Competitive Set(3)			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
Year to Date	92.8%	$354.80	$329.18	86.1%	$317.17	$273.17	107.7%	111.9%	120.5%
Trailing 3 Month	92.9%	$358.70	$333.37	91.1%	$325.17	$296.28	102.0%	110.3%	112.5%
Trailing 12 Month	92.9%	$388.83	$361.21	87.4%	$347.10	$303.23	106.3%	112.0%	119.1%
(1)	Source: Hospitality research report.

(2)	As of August 31, 2016.

(3)	Includes Morgans Hotel, Bryant Park Hotel, Andaz Fifth Avenue, Gansevoort Park Hotel, Refinery Hotel and Archer Hotel New York.

Cash Flow Analysis.

Cash Flow Analysis
	2013	2014	2015	T-12 8/31/2016	U/W	U/W per Room(1)
Occupancy	94.5%	93.5%	90.4%	93.2%	93.2%
ADR	$378.93	$389.84	$397.57	$385.75	$385.75
RevPAR	$358.09	$364.50	$359.40	$359.55	$359.55

Room Revenue	$7,842,130	$7,982,527	$7,870,910	$7,895,815	$7,874,242	$131,237
F&B Revenue	274,422	214,345	257,435	304,227	303,396	5,057
Other Revenue(2)	741,831	743,399	781,236	817,043	814,809	13,580
Total Revenue	$8,858,383	$8,940,271	$8,909,581	$9,017,084	$8,992,447	$149,874
Operating Expenses	2,086,154	2,229,383	2,274,623	2,326,333	2,319,977	38,666
Undistributed Expenses	2,174,771	2,257,734	2,203,041	2,135,140	2,366,642	39,444
Gross Operating Profit	$4,597,458	$4,453,154	$4,431,917	$4,555,612	$4,305,828	$71,764
Total Fixed Charges	893,515	896,880	1,024,313	1,036,101	1,074,718	17,912
Net Operating Income	$3,703,943	$3,556,274	$3,407,604	$3,519,511	$3,231,110	$53,852
FF&E(3)	0	0	0	0	359,698	5,995
Net Cash Flow	$3,703,943	$3,556,274	$3,407,604	$3,519,511	$2,871,412	$47,857
(1)	U/W per Room is based on a total of 60 rooms.

(2)	Other Revenue includes lease rent for Madison & Vine Restaurant, commissions from Bookmark Lounge and other miscellaneous income.

(3)	4.0% of gross room revenue.

Property Management.    The Library Hotel Property is managed by HK Hotels, LLC, an affiliate of the borrower.

Lockbox / Cash Management.  The Library Hotel Loan is structured with a hard lockbox and springing cash management. In-place cash management and an excess cash flow sweep are required during: (i) the occurrence of any event of default until such time that it is no longer continuing; (ii) any bankruptcy action of the property manager until such time that the property manager is replaced by an acceptable property manager; or (iii) the failure by borrower, after the end of four consecutive calendar quarters, to maintain the debt service coverage ratio of at least 1.10x; until the debt service coverage ratio has been at least 1.30x for two consecutive calendar quarters and no other cash management period is then continuing.

Initial Reserves.  At loan origination, the borrowers deposited (i) $513,836 into a tax reserve account and (ii) $45,591 into an insurance reserve account.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

299 Madison Avenue New York, NY 10017	Collateral Asset Summary – Loan No. 9 Library Hotel	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,000,000 61.4% 1.41x 10.4%

Ongoing Reserves.  On a monthly basis, the borrower is required to make deposits of (i) 1/12 of the estimated annual taxes, which currently equates to $85,639 and (ii) 1/12 of the estimated insurance premiums, which currently equates to $3,799. Additionally, the borrower is required to make a monthly FF&E deposit equal to 1/12 of 4.0% of the greater of (a) the gross income generated during the 12 month period ending on the last day of the most recent calendar quarter and (b) the gross income projected in the then-effective approved annual budget for the 12 month period to which such approved annual budget relates, subject to a cap equal to 12 months collections; provided that monthly FF&E reserves are not required so long as (i) no event of default is continuing, (ii) no cash management period exists, (iii) the Library Hotel Property is being maintained in good repair free and clear of any damage that would materially affect the value or use of the Library Hotel Property and (iv) the borrower has timely and diligently performed and completed each of the repairs on or before the required deadline for each repair as set forth in the Library Hotel loan documents.

Current Mezzanine or Subordinate Indebtedness.  None.

Future Mezzanine or Subordinate Indebtedness Permitted.  None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

299 Madison Avenue New York, NY 10017	Collateral Asset Summary – Loan No. 9 Library Hotel	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,000,000 61.4% 1.41x 10.4%

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SEVENTH AVENUE
SIXTH AVENUE
FIFTH AVENUE
MADISON AVENUE
PARK AVENUE
LEXINGTON AVENUE
THIRD AVENUE
BROADWAY
ROCKEFELLER CENTER
MIDTOWN
Sheraton New York Hotel and Towers
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CBS Building
666 Fifth
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Time Warner Building
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345 Park
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Radio City Music Hall
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Saks Fifth Avenue
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McGraw-Hill Building
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Inter-Continental Hotel
Celanese Building
580 Fifth
J P Morgan Chase
277 Park
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383 Madison
250 Park
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1540 Broadway
1177 Sixth
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Met Life Building
US Post Office
1500 Broadway
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500 Fifth
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New York Public Library
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Library Hotel
299 Madison Avenue
New York, NY 10017
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90 Park
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355-371 Fifth
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BROOKLYN
MAP © 2016 CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

MO, MN, KY, LA	Collateral Asset Summary – Loan No. 10 Walgreens Net Lease Portfolio 2	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,087,937 56.0% 2.02x 9.5%

Walgreens
PHARMACY OPEN 24 HRS

St. Louis

PHARMACY
Walgreens

Lake St. Louis

Walgreens
PHARMACY

Saint Peters

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

MO, MN, KY, LA	Collateral Asset Summary – Loan No. 10 Walgreens Net Lease Portfolio 2	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,087,937 56.0% 2.02x 9.5%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Acquisition
Borrower Sponsor(1)(2):	Cantor Fitzgerald Investors, LLC
Borrower:	CF Net Lease Portfolio II DST
Original Balance:	$30,087,937
Cut-off Date Balance:	$30,087,937
% by Initial UPB:	4.6%
Interest Rate(3):	4.5930%
Payment Date:	1st of each month
First Payment Date:	January 1, 2017
Maturity Date:	December 1, 2031
Anticipated Repayment Date(3):	December 1, 2026
Amortization:	Interest Only, ARD
Additional Debt:	None
Call Protection(4):	L(25), YM1(92), O(3)
Lockbox / Cash Management:	Hard / In Place

Reserves(5)
	Initial	Monthly
Taxes:	$0	Springing
Insurance:	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$222
Balloon Balance / Sq. Ft.:	$222
Cut-off Date LTV:	56.0%
Balloon LTV:	56.0%
Underwritten NOI DSCR:	2.04x
Underwritten NCF DSCR:	2.02x
Underwritten NOI Debt Yield:	9.5%
Underwritten NCF Debt Yield:	9.4%
Underwritten NOI Debt Yield at Balloon:	9.5%
Underwritten NCF Debt Yield at Balloon:	9.4%

Property Information
Single Asset / Portfolio:	Portfolio of nine properties
Property Type:	Single Tenant Retail
Collateral:	Fee Simple
Location:	MO, MN, KY, LA
Year Built / Renovated:	Various / NAP
Total Sq. Ft.:	135,765
Property Management:	CFNL Portfolio Property Manager, LLC
Underwritten NOI:	$2,861,862
Underwritten NCF:	$2,834,709
Appraised Value(6):	$53,690,000
Appraisal Date:	September 2016

Historical NOI(7)
Most Recent NOI:	NAV
2015 NOI:	NAV
2014 NOI:	NAV
2013 NOI:	NAV

Historical Occupancy(7)
Most Recent Occupancy:	100.0% (November 1, 2016)
2015 Occupancy:	NAP
2014 Occupancy:	NAP
2013 Occupancy:	NAP
(1)	The borrower sponsor Cantor Fitzgerald Investors, LLC is an affiliate of Cantor Commercial Real Estate Lending, L.P., the loan seller, CCRE Commercial Mortgage Securities, L.P., the depositor, Berkeley Point Capital LLC, a primary servicer and limited subservicer, Cantor Fitzgerald & Co. and Castle Oak Securities, L.P., the underwriters. The borrower sponsor is also the borrower sponsor for the mortgage loan included in the CFCRE 2016-C7 trust that is identified as Walgreens Net Lease Portfolio 3, which has an original principal balance of $32,868,038.

(2)	The non-recourse carve-out guarantor is CF Real Estate Holdings, LLC. See “The Borrower / Borrower Sponsor” below.

(3)	Prior to the Anticipated Repayment Date (“ARD”), The Walgreens Net Lease Portfolio 2 Loan accrues interest at a fixed rate equal to 4.5930%. In the event that the Walgreens Net Lease Portfolio 2 Loan is not paid in full on or before the ARD, the Walgreens Net Lease Portfolio 2 Loan interest rate will increase to 3.0000% per annum plus the greater of (i) 4.5930% or (ii) the 10 year swap yield as of the first business day after the ARD.

(4)	Partial release is permitted. See “Partial Release” below.

(5)	See “Initial Reserves” and “Ongoing Reserves” below.

(6)	The appraisal concluded a hypothetical “dark value” of approximately $31.7 million, which results in a Cut-off Date loan-to-dark-value ratio of 94.9%.

(7)	In November 2016, the borrower sponsor acquired the Walgreens Net Lease Portfolio 2 Properties from Walgreen Co. in connection with a larger sale leaseback transaction. As a result, Historical NOI is not applicable. Prior to the sale leaseback transaction, all nine Walgreens Net Lease 2 Properties were owned and 100% occupied by Walgreen Co.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

MO, MN, KY, LA	Collateral Asset Summary – Loan No. 10 Walgreens Net Lease Portfolio 2	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,087,937 56.0% 2.02x 9.5%

The Loan. The Walgreens Net Lease Portfolio 2 loan (the “Walgreens Net Lease Portfolio 2 Loan”) is a fixed rate loan secured by the borrower’s fee simple interests in a 135,765 sq. ft., nine property portfolio of single tenant retail properties located in Missouri (four properties), Minnesota (two properties), Kentucky (two properties) and Louisiana (one property) (each a “Walgreens Net Lease Portfolio 2 Property”, and collectively, the “Walgreens Net Lease Portfolio 2 Properties”) with an original and Cut-off Date principal balance of approximately $30.1 million.

The Walgreens Net Lease Portfolio 2 Loan is structured with a 10-year ARD term, a 15-year final maturity and requires interest only payments for the term of the loan until the ARD and thereafter requires payments on interest and all excess cash flow to reduce the principal balance of the loan. Prior to the ARD, the Walgreens Net Lease Portfolio 2 Loan accrues interest at a fixed rate equal to 4.5930%. In the event that the Walgreens Net Lease Portfolio 2 Loan is not paid in full on or before the ARD, the Walgreens Net Lease Portfolio 2 Loan interest rate will increase to 3.0000% per annum plus the greater of (i) 4.5930% or (ii) the 10 year swap yield as of the first business day after the ARD.

The acquisition of the Walgreens Net Lease Portfolio 2 Properties was part of a larger transaction with Walgreen Co. consisting of the sale-leaseback of 53 Walgreens properties in 20 states, which was financed by Cantor Commercial Real Estate Lending, L.P. and Citigroup Global Markets Realty Corporation. Cantor Fitzgerald Investors, LLC, the borrower sponsor, acquired the 53-property portfolio from Walgreens Co. for approximately $285.3 million ($354 PSF) and the allocated purchase price for the nine properties collateralizing the Walgreens Net Lease Portfolio 2 Loan is approximately $47.8M ($352 PSF), representing approximately 63.0% loan to cost. The borrower sponsor contributed approximately $18.0 million in equity to acquire the Walgreens Net Lease Portfolio 2 Properties.

Based on the Walgreens Net Lease Portfolio 2 Properties aggregate appraised value of approximately $53.7 million as of September 2016, the Cut-off Date LTV ratio is 56.0%. In addition, the appraisal concluded a hypothetical “dark value” of approximately $31.7 million, which results in a Cut-off Date loan-to-dark-value ratio of 94.9%. The Walgreens Net Lease Portfolio 2 Properties were formerly owner-occupied and therefore not previously financed or included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$30,087,937	62.5%	Purchase Price(1)	$47,758,630	99.2%
Borrower Sponsor Equity	$18,045,376	37.5%	Closing Costs(2)	$374,683	0.8%
Total Sources	$48,133,313	100.0%	Total Uses	$48,133,313	100.0%
(1)	Represents the allocated purchase price for the nine properties that collateralize the Walgreens Net Lease Portfolio 2 Loan.

(2)	Represents the allocated closing costs related to the nine properties that collateralize the Walgreens Net Lease Portfolio 2 Loan.

The Borrower / Borrower Sponsor. The borrower is CF Net Lease Portfolio II DST, a single purpose Delaware statutory trust, structured to be bankruptcy-remote, with two independent directors in its organizational structure. The non-recourse carve-out guarantor is CF Real Estate Holdings, LLC, a Delaware limited liability company (the “Guarantor”), which is owned directly by Cantor Fitzgerald Investors, LLC, the borrower sponsor (“Cantor Investors”). The Guarantor and Cantor Investors are each an affiliate of Cantor Commercial Real Estate Lending, L.P., the loan seller, CCRE Commercial Mortgage Securities, L.P., the depositor, Berkeley Point Capital LLC, a primary servicer and limited subservicer, Cantor Fitzgerald & Co. and Castle Oak Securities, L.P., the underwriters.

Cantor Investors is an affiliate of Cantor Fitzgerald, L.P. (“Cantor Fitzgerald”) Cantor Fitzgerald was founded in 1945 as an investment bank and brokerage business. Along with its subsidiaries and affiliates, Cantor Fitzgerald operates with 10,000 employees in 150 offices worldwide. Cantor Fitzgerald is rated BBB- by Fitch and S&P.

Cantor Investors and its affiliates have acquired over 970,000 sq. ft. of healthcare and retail real estate assets valued at over $375 million over the last three years, including a 41-property portfolio in 2014 known as the Walgreens Net Lease Portfolio (which properties were collateral for loans that were originated by Keybank National Association and securitized in COMM 2015-LC19, JPMBB 2015-C28 and COMM 2015-LC21).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

MO, MN, KY, LA	Collateral Asset Summary – Loan No. 10 Walgreens Net Lease Portfolio 2	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,087,937 56.0% 2.02x 9.5%

The Properties. The Walgreens Net Lease Portfolio 2 Properties consist of nine, single tenant retail properties totaling 135,765 sq. ft., which are located in Missouri, Minnesota, Kentucky and Louisiana. The Walgreens Net Lease Portfolio 2 Properties were built between 1997 and 2007 and range in size from 14,490 to 16,335 sq. ft., with an average size of 15,085 sq. ft.

Portfolio Summary
Property	Location	Year Built	Sq. Ft.	Allocated Loan Amount ($)	Allocated Loan Amount (%)	Appraised Value(1)	Occupancy(2)
Walgreens - St. Louis	St. Louis, MO	2002	16,335	$3,655,201	12.1%	$6,490,000	100.0%
Walgreens - Brooklyn Park	Brooklyn Park, MN	1997	15,120	$3,407,532	11.3%	$6,050,000	100.0%
Walgreens - Woodbury	Woodbury, MN	2000	15,120	$3,407,532	11.3%	$6,050,000	100.0%
Walgreens - Saint Peters	Saint Peters, MO	2001	15,120	$3,351,538	11.1%	$5,950,000	100.0%
Walgreens - Lake St. Louis	Lake St. Louis, MO	2006	14,820	$3,297,828	11.0%	$5,850,000	100.0%
Walgreens - Pineville	Pineville, LA	2005	14,820	$3,294,378	10.9%	$5,850,000	100.0%
Walgreens - St. Joseph	Saint Joseph, MO	2007	14,820	$3,253,386	10.8%	$5,775,000	100.0%
Walgreens - Shepherdsville	Shepherdsville, KY	2006	14,490	$3,221,021	10.7%	$6,000,000	100.0%
Walgreens - Paducah	Paducah, KY	2001	15,120	$3,199,521	10.6%	$5,675,000	100.0%
Total / Wtd. Avg.			135,765	$30,087,937	100.0%	$53,690,000	100.0%

(1)	The appraiser assigned a hypothetical “dark value” of approximately $31.7 million. The Cut-off Date LTV based on the hypothetical “dark value” is approximately 94.9%.

(2)	Based on rent roll dated November 6, 2016.

Tenant Summary
Tenant	Ratings(1) (Fitch/Moody’s/S&P)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration(2)
Walgreens - St. Louis	BBB/Baa2/BBB	16,335	12.0%	$22.39	12.1%	11/30/2031
Walgreens - Brooklyn Park	BBB/Baa2/BBB	15,120	11.1%	$22.55	11.3%	11/30/2031
Walgreens - Woodbury	BBB/Baa2/BBB	15,120	11.1%	$22.55	11.3%	11/30/2031
Walgreens - Saint Peters	BBB/Baa2/BBB	15,120	11.1%	$22.18	11.1%	11/30/2031
Walgreens - Lake St. Louis	BBB/Baa2/BBB	14,820	10.9%	$22.27	11.0%	11/30/2031
Walgreens - Pineville	BBB/Baa2/BBB	14,820	10.9%	$22.24	10.9%	11/30/2031
Walgreens - St. Joseph	BBB/Baa2/BBB	14,820	10.9%	$21.97	10.8%	11/30/2031
Walgreens - Shepherdsville	BBB/Baa2/BBB	14,490	10.7%	$22.24	10.7%	11/30/2031
Walgreens - Paducah	BBB/Baa2/BBB	15,120	11.1%	$21.17	10.6%	11/30/2031
Total Occupied		135,765	100.0%	$22.17	100.0%
Vacant		0	0.0%
Total		135,765	100.0%
(1)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.

(2)	The Walgreens Net Lease Portfolio 2 Properties each have 12 five-year renewal options and no termination options (other than following a casualty during the last two years of the current lease term).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

MO, MN, KY, LA	Collateral Asset Summary – Loan No. 10 Walgreens Net Lease Portfolio 2	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,087,937 56.0% 2.02x 9.5%

Tenant Sales and Occupancy Cost
Tenant	Reported Sales(1)	Reported Sales PSF(1)	Estimated Total Sales(2)	Estimated Total Sales PSF(2)	Estimated Occupancy Cost(2)(3)
Walgreens – St. Louis	$5,920,457	$362.44	$19,835,509	$1,214.30	1.8%
Walgreens - Brooklyn Park	$4,009,273	$265.16	$13,432,402	$888.39	2.5%
Walgreens - Woodbury	$5,626,797	$372.14	$18,851,647	$1,246.80	1.8%
Walgreens - Saint Peters	$2,441,771	$161.49	$8,180,748	$541.05	4.0%
Walgreens - Lake St. Louis	$2,673,429	$180.39	$8,956,881	$604.38	3.6%
Walgreens - Pineville	$2,439,351	$164.60	$8,172,640	$551.46	3.9%
Walgreens - St. Joseph	$2,463,790	$166.25	$8,254,517	$556.98	3.8%
Walgreens - Shepherdsville	$2,844,406	$196.30	$9,529,709	$657.67	3.3%
Walgreens - Paducah	$4,426,828	$292.78	$14,831,351	$980.91	2.1%
Total / Wtd. Avg.	$3,649,567	$241.93	$12,227,267	$810.56	2.7%
(1)	Based on T-12 July 31, 2016 Reported Sales, which exclude sales from tobacco, beverages, third party prescription plans, ATM fees, postage stamps, lottery tickets and other sales.

(2)	Walgreens provided average Total Sales per Property for the Walgreens Net Lease Portfolio 2 Properties, but did not provide Total Sales for individual Properties. For the Walgreens Net Lease Portfolio 2 Properties, average Reported Sales of $3,649,567 represent 29.8% of the average Total Sales. Total Sales per Property shown in the chart above represent estimates assuming the 29.8% average ratio. Actual Total Sales for each Property may vary from those shown.

(3)	Estimated Occupancy Cost is calculated by dividing initial annual rent by Estimated Total Sales.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Expiring	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2018	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2019	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2020	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2021	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2022	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2023	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2024	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2025	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2026	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2027	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
Thereafter	9	135,765	100.0%	135,765	100.0%	$22.17	100.0%	100.0%
Vacant	NAP	0	0.0%	135,765	100.0%	NAP	NAP
Total / Wtd. Avg.	9	135,765	100.0%			$22.17	100.0%

(1)	Each lease is structured with 12 five-year renewal options and no termination options (other than following a casualty during the last two years of the current lease term).

Walgreens (135,765 sq. ft., 100.0% of NRA, 100.0% of UW Base Rent) Walgreens Net Lease Portfolio 2 Properties are each 100.0% leased and occupied by Walgreen Co. (rated BBB / Baa2 / BBB by Fitch, Moody’s and S&P, respectively), a subsidiary of Walgreens Boots Alliance Inc. (NASDAQ:WBA; rated BBB / Baa2 / BBB by Fitch, Moody’s and S&P, respectively) (“Walgreens”), under nine separate 15-year triple net leases each expiring on November 30, 2031 and each with 12 five-year renewal options and no termination options (other than following a casualty during the last two years of the current lease term). Walgreens announced its proposed merger with Rite Aid on October 27, 2015, and the merger is expected to close in the first quarter of 2017.

Environmental Matters. The Phase I environmental reports dated October 2016 recommended no further action at the Walgreens Net Lease Portfolio 2 Properties.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

MO, MN, KY, LA	Collateral Asset Summary – Loan No. 10 Walgreens Net Lease Portfolio 2	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,087,937 56.0% 2.02x 9.5%

The Market. The Walgreens Net Lease Portfolio 2 Properties are located in Missouri, Minnesota, Kentucky and Louisiana.

Market Overview(1)
				Rental Rate PSF
Mortgaged Property	Location	Population(2)	Average Household Income(2)	Actual(3)	Market
Walgreens - St. Louis	St. Louis, MO	356,731	$58,137	$21.84	$22.00
Walgreens - Brooklyn Park	Brooklyn Park, MN	235,900	$79,337	$22.00	$22.00
Walgreens - Woodbury	Woodbury, MN	120,799	$109,446	$22.00	$22.00
Walgreens - Saint Peters	Saint Peters, MO	495,182	$115,869	$21.64	$21.64
Walgreens - Lake St. Louis	Lake St. Louis, MO	495,182	$115,869	$21.72	$21.72
Walgreens - Pineville	Pineville, LA	49,542	$49,069	$21.70	$21.70
Walgreens - St. Joseph	Saint Joseph, MO	70,760	$57,076	$21.43	$21.50
Walgreens - Shepherdsville	Shepherdsville, KY	26,946	$60,508	$21.70	$21.75
Walgreens - Paducah	Paducah, KY	47,578	$55,462	$20.66	$21.00
Average				$21.63	$21.70

(1)	Source: Appraisal.

(2)	Based on a five-mile radius.

(3)	Based on the underwritten rent roll.

Cash Flow Analysis.

Cash Flow Analysis(1)
	U/W	U/W PSF
Base Rent(2)	$3,010,585	$22.17
Value of Vacant Space	0	$0.00
Gross Potential Rent	$3,010,585	$22.17
Total Recoveries	0	$0.00
Total Other Income	0	$0.00
Less: Vacancy(3)	(90,318)	($0.67)
Effective Gross Income	$2,920,267	$21.51
Total Operating Expenses	58,405	$0.43
Net Operating Income	$2,861,862	$21.08
TI/LC	0	$0.00
Capital Reserve	27,153	$0.20
Net Cash Flow	$2,834,709	$20.88
(1)	In November 2016, the borrower sponsor purchased the Walgreens Net Lease Portfolio 2 Properties from Walgreens Co. in connection with a sale leaseback transaction. As a result, Historical NOI and Historical Occupancy are not applicable.

(2)	Base Rent assumes a straight-line average of contractual rent due under the Walgreens leases. Rent increases 5.0% every five years through the initial term and the first four, five year extension options. Beginning with the fifth extension option, and every five years thereafter, the rent is required to be based on the fair market value rent as defined by the leases. The initial annual rent due under the Walgreen Co. lease is $2,937,156.

(3)	U/W Vacancy represents 3.0% of Base Rent.

Property Management. The Walgreens Net Lease Portfolio 2 Properties are managed by CFNL Portfolio Property Manager, LLC, an affiliate of Cantor Commercial Real Estate Lending, L.P., the loan seller, CCRE Commercial Mortgage Securities, L.P., the depositor, Berkeley Point Capital LLC, a primary servicer and limited subservicer, Cantor Fitzgerald & Co. and Castle Oak Securities, L.P., the underwriters.

Lockbox / Cash Management.  The Walgreens Net Lease Portfolio 2 Loan is structured with a hard lockbox and in place cash management.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

MO, MN, KY, LA	Collateral Asset Summary – Loan No. 10 Walgreens Net Lease Portfolio 2	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,087,937 56.0% 2.02x 9.5%

A “Cash Sweep Event” will occur (i) during any event of default, (ii) during any bankruptcy action of the borrower, guarantor, or property manager, until the guarantor or property manager, subject to the bankruptcy action is replaced with a qualified replacement guarantor or property manager, (iii) if the debt service coverage ratio is less than 1.55x based on the trailing three month period immediately preceding the determination date, until such a time that the debt service coverage ratio is 1.60x for two consecutive calendar quarters, (iv) if the Walgreens Net Lease Portfolio 2 Loan has not been repaid in full on or before the payment date that is three months prior to the ARD (September 1, 2026), (v) if the Major Tenant has ceased to operate or be open for business in more than 25% of the individual Walgreens Net Lease Portfolio 2 Properties (in the aggregate) other than for commercially reasonable periods of time in the ordinary course of business and/or as a result of fire, casualty and/or condemnation, (vi) during any bankruptcy action of a Major Tenant or (vii) if the long-term issuer credit rating of the Major Tenant issued by S&P falls below “BB-“, or the senior unsecured debt rating of the Major Tenant issued by Moody’s falls below Ba3, provided, however, if the Major Tenant is not rated by S&P or Moody’s, then a Cash Sweep Event will occur if the long-term issuer credit rating of Walgreens Boots Alliance Inc. (“WBA”) issued by S&P falls below “BB-“, or the senior unsecured debt rating of WBA issued by Moody’s falls below Ba3.

“Major Tenant” means Walgreen Co. or any replacement tenant that is acceptable to lender.

Initial Reserves. None.

Ongoing Reserves.  The borrower is required to deposit monthly reserves on each payment date in an amount equal to (i) 1/12 of the estimated annual real estate taxes into a tax reserve account and (ii) 1/12 of the estimated annual insurance premiums into an insurance reserve account; provided that such monthly tax will be waived, so long as (x) if the Major Tenant lease is no longer in full force and effect, (a) no event of default then exists, (b) the debt service coverage ratio, based on the trailing three (3) month period immediately preceding the date of such determination is equal to or greater than 1.55x, and (c) borrower provides to lender acceptable evidence that such taxes have already been paid, or (y) if the Major Tenant lease remains in full force and effect, (a) no event of default then exists, (b) the Major Tenant is required under its lease to pay, and does pay, taxes directly to the appropriate public office (and lender, upon written request, receives evidence of such payment), and (c) no event of default (after applicable notice and cure periods) exists under the related lease. In addition, monthly insurance reserves will be waived so long as the Walgreens Net Lease Portfolio 2 Properties are insured pursuant to a blanket policy, or if the Major Tenant provides self-insurance.

During a Cash Sweep Event prior to the ARD, the borrower is required to deposit with lender all excess cash flow in the cash management account, which amounts will be held by lender as additional security for the Walgreens Net Lease Portfolio 2 Loan; provided; however, if a Cash Sweep Event is caused solely by the occurrence of a trigger under clause (v) set forth in the definition of Cash Sweep Event, then excess cash flow deposited into the excess cash flow reserve each month will be capped at an amount equal to the aggregate monthly rent for the tenants at the individual properties that triggered such Cash Sweep Event, and the remaining excess cash flow will be disbursed to the Borrower. If on or prior to the ARD borrower does not pay to lender the outstanding principal balance, all accrued and unpaid interest and all other amounts due hereunder and under the Walgreens Net Lease Portfolio 2 Loan, then, on the ARD, all funds in the excess cash flow reserve and all excess cash flow that accrues thereafter will be applied to repayment of outstanding principal and interest pursuant to the Walgreens Net Lease Portfolio 2 Loan. Following the ARD, all excess cash flow in the cash management account is required to be applied by lender to the Walgreens Net Lease Portfolio 2 Loan.

Current Mezzanine or Subordinate Indebtedness.  None.

Future Mezzanine or Subordinate Indebtedness Permitted.  None.

Partial Release. Any time after the expiration of the lockout period, the borrower may obtain the release of any Walgreens Net Lease Portfolio 2 Property, provided, among other things, (i) the borrower pays the Release Amount and (ii) after giving effect to such release, the debt service coverage ratio is greater than or equal to the greater of (x) 2.02x (which is the debt service coverage ratio on the origination date) and (y) the debt service coverage ratio immediately prior to the release.

The “Release Amount” means 120% of the allocated loan amount for the Walgreens Net Lease Portfolio 2 Property being released, provided, however, if the borrower has requested release of such property because the tenant has ceased operations at such property or has not timely commenced restoration of such property after a casualty, the Release Amount means 100% of the allocated loan amount for the Walgreens Net Lease Portfolio 2 Property to be released. In addition, in each case, the borrower is required to pay the applicable yield maintenance premium, if such partial release is prior to September 2, 2026 and costs.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

MO, MN, KY, LA	Collateral Asset Summary – Loan No. 10 Walgreens Net Lease Portfolio 2	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,087,937 56.0% 2.02x 9.5%

ND
Minneapolis
MN
SD
Rapid City
WI
WY
Milwaukee
MI
Buffalo
Detroit
IA
Cedar Rapids
Chicago
NE
Cleveland
Cheyenne
Omaha
Des Moines
OH
PA
Columbus
IL
IN
Denver
Indianapolis
Cincinnati
Kansas City
St Louis
CO
KS
Louisville
Colorado Springs
MO
Wichita
Lexington
WV
KY
VA
OK
Tulsa
Nashville
NC
TN
Oklahoma City
Memphis
Charlotte
AR
Little Rock
NM
SC
Atlanta
MS
Birmingham
Fort Worth
Dallas
GA
AL
Shreveport
Jackson
TX
LA
Jacksonville
Austin
New Orleans
San Antonio
Houston
Orlando
Tampa
FL
Gulf of Mexico
MEXICO
Miami
1
2
3
4
5
6
7
8
9

Walgreens Net Lease Portfolio 2

#	Property Name	Address	City/State	Zip Code
1	Walgreens - St. Louis	4218 Lindell Boulevard	St. Louis, MO	63108
2	Walgreens - Brooklyn Park	7700 Brooklyn Boulevard	Brooklyn Park, MN	55443
3	Walgreens - Woodbury	1965 Donegal Drive	Woodbury, MN	55125
4	Walgreens - Saint Peters	909 Jungermann Road	Saint Peters, MO	63376
5	Walgreens - Lake St. Louis	3497 Technology Drive	Lake St. Louis, MO	63367
6	Walgreens - Pineville	3100 Highway 28 East	Pineville, LA	71360
7	Walgreens - St. Joseph	4022 North Belt Highway	Saint Joseph, MO	64506
8	Walgreens - Shepherdsville	152 North Buckman Street	Shepherdsville, KY	40165
9	Walgreens - Paducah	521 Lone Oak Road	Paducah, KY	42003

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1300 West Campbell Road Richardson, TX 75080	Collateral Asset Summary – Loan No. 11 Lennox Shopping Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,967,126 64.0% 1.59x 9.9%

Mortgage Loan Information
Loan Seller:	Société Générale
Loan Purpose:	Refinance
Borrower Sponsor:	Tri-State Commercial Associates
Borrower:	TSCA–234 Limited Partnership
Original Balance:	$23,000,000
Cut-off Date Balance:	$22,967,126
% by Initial UPB:	3.5%
Interest Rate:	4.0450%
Payment Date:	1st of each month
First Payment Date:	December 1, 2016
Maturity Date:	November 1, 2026
Amortization:	360 months
Additional Debt:	None
Call Protection:	L(25), D(90), O(5)
Lockbox / Cash Management(1):	Springing Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$563,662	$51,242
Insurance:	$69,862	$5,447
Replacement(2):	$0	$2,287
TI/LC(3):	$16,800	$10,833
Special Rollover(4):	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$126
Balloon Balance / Sq. Ft.:	$100
Cut-off Date LTV:	64.0%
Balloon LTV:	51.0%
Underwritten NOI DSCR:	1.71x
Underwritten NCF DSCR:	1.59x
Underwritten NOI Debt Yield:	9.9%
Underwritten NCF Debt Yield:	9.1%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Anchored Retail
Collateral:	Fee Simple
Location:	Richardson, TX
Year Built / Renovated:	1996 / NAP
Total Sq. Ft.:	182,936
Property Management:	Quine & Associates, Inc.
Underwritten NOI:	$2,267,876
Underwritten NCF:	$2,101,289
Appraised Value:	$35,885,000
Appraisal Date:	September 2, 2016

Historical NOI
Most Recent NOI:	$2,070,436 (T-12 August 31, 2016)
2015 NOI:	$2,094,921 (December 31, 2015)
2014 NOI:	$2,142,593 (December 31, 2014)
2013 NOI:	$2,185,137 (December 31, 2013)

Historical Occupancy
Most Recent Occupancy:	94.4% (August 31, 2016)
2015 Occupancy:	90.2% (December 31, 2015)
2014 Occupancy:	89.0% (December 31, 2014)
2013 Occupancy:	91.3% (December 31, 2013)
(1)	A hard lockbox will be established and in-place cash management will commence upon the occurrence of (i) stated maturity date, (ii) an event of default, (iii) the debt service coverage ratio being less than 1.10x, or (iv) a lease sweep period commencing, which occurs on (a) the date that is five business days after the date which is nine months prior to the end of the term of the major lease; (b) the date required by any tenant under either a major lease, or leases which when taken together cover in the aggregate 35,000 sq. ft. or more of the rentable sq. ft. of the improvements gives notice under the lease of its exercise of a renewal option thereunder; (c) any major lease is being surrendered, cancelled or terminated prior to its then current expiration date; (d) any major tenant discontinues its business at its premises (i.e., “goes dark”) or gives notice that it intends to discontinue its business; (e) continuance of a default under any major lease.
(2)	The Replacement Reserve is subject to a cap of $54,880.
(3)	The TI/LC Reserve is subject to a cap of $400,000.
(4)	On each payment date during the continuance of a cash management period (other than a cash management period triggered solely as a result of a lease sweep period), the borrower will be required to deposit all excess funds into a special rollover reserve account.

TRANSACTION HIGHLIGHTS

■	Property. The Lennox Shopping Center Property (the “Lennox Shopping Center Property”) consists of the borrower’s fee simple interest in a one-story, anchored retail shopping center located in the north Dallas suburb of Richardson, Texas. Built in 1996, the Lennox Shopping Center Property contains 182,936 sq. ft. of retail space and features 1,036 surface level parking spaces reflecting an overall parking ratio of 5.66 per 1,000 sq. ft. The Lennox Shopping Center Property is currently 94.4% occupied by 41 tenants in eight retail buildings. The Lennox Shopping Center Property is anchored by Tom Thumb (70,658 sq. ft., 38.6% of NRA) which has been located at the Lennox Shopping Center Property since 1998 and completed a $4.0 million interior renovation in 2009. According to annual sales reports, sales at the Tom Thumb have grown approximately 15.8% from 2013 through May 31, 2016.

■	Location. The Lennox Shopping Center Property is located at the northeast corner of West Campbell Road and North Coit Road, approximately 14.0 miles north of the Dallas central business district. Both West Campbell and North Coit Roads are 4-6 lane roadways that traverse Richardson in an east/west and north/south direction, respectively. According to the appraisal, West Campbell and North Coit Road have average daily traffic counts of 39,140 and 46,860, respectively.

■	Market and Demographics. According to the appraisal, the Lennox Shopping Center Property falls into the Far North Dallas submarket that is comprised of approximately 55.1 million sq. ft. with an average occupancy of 93.6% and average rental rate of $14.52 PSF. According to Fortune Magazine’s list of 2015 Fortune 500 companies, the Dallas/Fort Worth Metroplex was home to 21 Fortune 500 companies including Exxon Mobil, American Airlines, Southwest Airlines, Kimberly-Clark, Texas Instruments and AT&T. As of second quarter 2016, unemployment was 3.5% across the Metroplex, which is lower than both the state unemployment rate of 4.4% and the national unemployment rate of 4.7%. According to a third party statistics provider, as of the second quarter of 2016 the population and average household income within a three-mile radius of the Lennox Shopping Center Property were approximately 118,922 and $98,232, respectively.

■	Borrower Sponsor. Tri-State Commercial Associates was established in 1981 and as of December 31, 2015, its portfolio consists of approximately 33 commercial properties, primarily grocery-anchored shopping centers in the Dallas-Fort Worth Metroplex. As of December 31, 2015, Tri-State Commercial Associates reported a fair market value net worth of $84,226,715.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1917 Ayrsley Town Boulevard Charlotte, NC 28273	Collateral Asset Summary – Loan No. 12 Embassy Suites Ayrsley Charlotte	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,415,922 60.3% 1.76x 12.8%

Mortgage Loan Information
Loan Seller:	Société Générale
Loan Purpose:	Refinance
Borrower Sponsor:	Thomas B. Henson
Borrower:	Ayrsley Hotel Associates III, LLC
Original Balance:	$22,500,000
Cut-off Date Balance:	$22,415,922
% by Initial UPB:	3.4%
Interest Rate:	4.6400%
Payment Date:	1st of each month
First Payment Date:	October 1, 2016
Maturity Date:	September 1, 2026
Amortization:	360 months
Additional Debt:	None
Call Protection:	L(27), D(89), O(4)
Lockbox / Cash Management(1):	Springing Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$0	$21,344
Insurance:	$33,759	$3,069
FF&E:	$0	$26,795

Financial Information
Cut-off Date Balance / Room:	$131,858
Balloon Balance / Room:	$107,502
Cut-off Date LTV:	60.3%
Balloon LTV:	49.1%
Underwritten NOI DSCR:	2.06x
Underwritten NCF DSCR:	1.76x
Underwritten NOI Debt Yield:	12.8%
Underwritten NCF Debt Yield:	10.9%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Full Service Hospitality
Collateral:	Fee Simple
Location:	Charlotte, NC
Year Built / Renovated:	2015 / NAP
Total Rooms:	170
Property Management:	Griffin Stafford, LLC
Underwritten NOI:	$2,866,689
Underwritten NCF:	$2,443,351
Appraised Value:	$37,200,000
Appraisal Date:	July 27, 2016

Historical NOI(2)
Most Recent NOI:	$3,110,592 (T-12 September 30, 2016)
2015 NOI:	NAV
2014 NOI:	NAP
2013 NOI:	NAP

Historical Occupancy(2)
Most Recent Occupancy:	64.1% (September 30, 2016)
2015 Occupancy:	NAV
2014 Occupancy:	NAP
2013 Occupancy:	NAP

(1)	A hard lockbox will be established and in-place cash management will commence upon the occurrence of (i) stated maturity date (ii) an event of default, or (iii) the debt service coverage ratio being less than 1.20x.
(2)	The Embassy Suites Ayrsley Charlotte Property was built in 2015 and, therefore, there are no historical financials or occupancy figures available.

TRANSACTION HIGHLIGHTS

■	Property. The Embassy Suites Ayrsley Charlotte property (the “Embassy Suites Ayrsley Charlotte Property”) consists of the borrower’s fee simple interest in a 170-room, six-story full service lodging facility in Charlotte, North Carolina. Built in 2015, the newly constructed Embassy Suites Ayrsley Charlotte Property was built at a cost of approximately $28.4 million ($166,808 per room) and opened in June 2015. The Embassy Suites Ayrsley Charlotte Property is comprised of 20 king studio suites, 75 king one-bedroom suites, 70 queen/queen one-bedroom suites and 5 executive king one-bedroom suites. Amenities include an indoor swimming pool, fitness center, outdoor patios with fire pits, lobby workstation, suite shop, guest laundry area, a premium floor, a restaurant, free cook-to-order breakfast, room service and 13,176 sq. ft. of meeting space, including a grand ballroom. The Embassy Suites Ayrsley Charlotte Property operates as an Embassy Suites under the Hilton Franchise Holding LLC franchise flag which expires on January 31, 2036.

■	Location. The Embassy Suites Ayrsley Charlotte Property is located at 1917 Ayrsley Town Boulevard in Ayrsley, a 180-acre, 5.0 million sq. ft. master planned urban development located at the corner of South Tryon and the I-485 Beltway approximately 10.0 miles southwest of the Charlotte central business district. The Embassy Suites Ayrsley Charlotte Property is located within Mecklenburg County in the Charlotte-Concord-Gastonia, NC-SC MSA. Primary regional access through the area is provided by north/south Interstate 85, which extends to such cities as Winston-Salem to the north and Greenville, South Carolina, to the south. Interstate 485 is the beltway around the greater Charlotte area. The area is served by the Charlotte Douglas International Airport, located approximately 5.0 miles northwest of the Embassy Suites Ayrsley Charlotte Property.

■	Market. The local area surrounding the Embassy Suites Ayrsley Charlotte Property is located in the master-planned Ayrsley development. The majority of the remaining vacant land within the development is zoned for office development. Surrounding developments include the 700-acre Whitehall master-planned community, which includes the Whitehall Corporate Center comprising approximately 860,000 sq. ft. mid-rise office buildings. In July 2016, construction began on the new Topgolf facility, a 65,000 sq. ft., three-level golf entertainment complex within the Whitehall master-planned community. According to the appraisal, customer segmentation for the Embassy Suites Ayrsley Charlotte Property includes; Commercial (55%), Meeting and Group (25%), and Leisure (20%). The Embassy Suites Ayrsley Charlotte Property’s corporate accounts are driven by Hyster Yale Group, Charter Communications, Siemens and Microsoft, among others. Other corporate drivers include the corporate campuses and office parks of Arrowood, Pineville, Ayrsley, Steele Creek and Whitehall Corporate Center totaling approximately 1.6 million sq. ft. of space that is developed or currently under development. Leisure demand in the area is supported by Downtown Charlotte, 10.0 miles northeast of the Embassy Suites Ayrsley Charlotte Property, and its retail and entertainment venues including the NASCAR Hall of Fame, the Mint Museum, the Charlotte Premium Outlets, Carowinds amusement park, Time Warner Cable Arena (the home of the Charlotte Hornets National Basketball Association team) and Bank of America Stadium (the home of the Carolina Panthers National Football League team).

■	Borrower Sponsor. The sponsor of the borrower is Thomas B. Henson, an active real estate developer and investor in North Carolina since 1981. Mr. Henson currently owns and operates 3 restaurants, 3 hotels and several thousand sq. ft. of commercial office space in Charlotte, North Carolina. As of August 31, 2016, Mr. Henson had approximately $5.8 million of cash equity remaining in the Embassy Suites Ayrsley Charlotte Property and approximately $14.7 million of implied equity based on the appraised value of $37.2 million as of July 27, 2016.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

OH, IN, KY, MI	Collateral Asset Summary – Loan No. 13 Melohn Multifamily Portfolio I	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,100,000 66.3% 1.28x 9.6%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Borrower Sponsor:	Alfons Melohn
Borrowers(1):	Various
Original Balance:	$22,100,000
Cut-off Date Balance:	$22,100,000
% by Initial UPB:	3.4%
Interest Rate:	5.6890%
Payment Date:	6th of each month
First Payment Date:	January 6, 2017
Maturity Date:	December 6, 2026
Amortization:	360 months
Additional Debt:	None
Call Protection(2):	L(24), D(92), O(4)
Lockbox / Cash Management(3):	Soft / Springing

Reserves
	Initial	Monthly
Taxes:	$95,833	$19,583
Insurance:	$34,695	$8,674
Replacement:	$0	$12,601
Required Repairs:	$111,644	NAP

Financial Information
Cut-off Date Balance / Unit:	$46,624
Balloon Balance / Unit:	$39,169
Cut-off Date LTV:	66.3%
Balloon LTV:	55.7%
Underwritten NOI DSCR:	1.38x
Underwritten NCF DSCR:	1.28x
Underwritten NOI Debt Yield:	9.6%
Underwritten NCF Debt Yield:	8.9%
Property Information
Single Asset / Portfolio:	Portfolio of four properties
Property Type:	Multifamily
Collateral:	Fee Simple
Location:	OH, IN, KY, MI
Year Built / Renovated:	Various / NAP
Total Units:	474
Property Management:	Efficient Property Management, LLC
Underwritten NOI:	$2,120,259
Underwritten NCF:	$1,969,053
Appraised Value:	$33,350,000
Appraisal Date:	November 2016

Historical NOI
Most Recent NOI:	$2,144,299 (T-12 October 31, 2016)
2015 NOI:	$1,921,180 (December 31, 2015)
2014 NOI:	$1,863,585 (December 31, 2014)
2013 NOI:	$1,940,720 (December 31, 2013)

Historical Occupancy
Most Recent Occupancy:	94.9% (November 4, 2016)
2015 Occupancy:	96.3% (December 31, 2015)
2014 Occupancy:	90.4% (December 31, 2014)
2013 Occupancy:	91.6% (December 31, 2013)
(1)	The borrowers are Willowood Apartments of Frankfort, LTD., Willowood Apartments of Frankfort II, LTD., Amberidge Apartments of Roseville, Ltd., Cedarwood Apartments of Goshen, Ltd., Dover Place Apartments of Eastlake, Ltd., Dover Place Apartments of Eastlake II, Ltd., Dover Place Apartments of Eastlake III, Ltd. and Dover Place Apartments of Eastlake IV, Ltd.
(2)	After the expiration of the lockout period and prior to the open period, the borrowers may obtain the release of an individual property provided, among other things, the borrowers partially defease the loan in an amount equal to the greater of (i) 120% of the allocated loan amount with respect to such individual property and (ii) an amount such that, after giving effect to such release, (a) the debt service coverage ratio of the remaining properties is greater than or equal to 1.30x and (b) the loan to value ratio of the remaining properties is less than or equal to 67.0%.
(3)	In place cash management will be triggered upon the occurrence of (i) an event of default, or (ii) failure by the borrowers, after the end of two calendar quarters to maintain a debt service coverage ratio of at least 1.15x until the debt service coverage ratio is at least 1.20x for two consecutive calendar quarters.

TRANSACTION HIGHLIGHTS

■	Properties. The Melohn Multifamily Portfolio I consists of four multifamily properties totaling 474 units that are all single-story modular construction, built between 1984 and 1986. The Dover Place property (“Dover Place”) is located in Eastlake, Ohio and is a 25-building, garden apartment complex with 229 units that average 536 sq. ft. The Willowood property (“Willowood”) is a 110 unit multifamily community located Frankfort, Kentucky, that has an average unit size of 576 sq. ft. The Cedarwood property (“Cedarwood”) is located in Goshen, Indiana and is a 90 unit multifamily community with an average unit size of 595 sq. ft. The Amberidge property (“Amberidge” and collectively, the “Melohn Multifamily Portfolio I Properties”) is a 7-building, garden apartment complex with 45 units that average 627 sq. ft. and is located in Roseville, Michigan.

■	Strong Historical Occupancy. As of November 4, 2016, the Melohn Multifamily Portfolio I Properties were 94.9% occupied. The Melohn Multifamily Portfolio I Properties have maintained a combined weighted average occupancy of approximately 94.6% since 2012.

■	Market & Location. Dover Place is located in the Lake County submarket within the Cleveland area, which as of the third quarter 2016 had a vacancy rate of 1.3% and an average asking rental rate of $862. In 2016, the estimated population and median household income within a five-mile radius of Dover Place was 103,572 and $52,519, respectively. Willowood is located in the Franklin county market which has a vacancy rate of 7.1% and average market rents ranging from $440-$770. In 2016, the estimated population and median household income within a five-mile radius of Willowood was 34,589 and $43,875, respectively. Cedarwood is located in the Elkhart county market and the average asking rent is $750 with a vacancy rate of approximately 2.8%. Within a three-mile radius of Cedarwood as of 2016, the estimated population and median household income was 46,425 and $47,759, respectively. Amberidge is located in the Macomb county submarket within the Detroit area, which has an average asking rent of $827 and has a vacancy rate of 1.6%. In 2016, the estimated population and median household income within a five-mile radius of Amberidge was 282,002 and $49,460, respectively.

■	The Borrower / Borrower Sponsor. The sponsor of the borrower and the non-recourse carve-out guarantor is Alfons Melohn. Alfons Melohn is the president of Melohn Properties Inc., a large, privately held real estate company that was founded in 1948 and owns over 1,000,000 sq. ft. of commercial space, residential properties and free standing retail projects in the United States.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3857 South Dr. Martin Luther King Drive Chicago, IL 60653	Collateral Asset Summary – Loan No. 14 Mariano’s Bronzeville	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$19,000,000 51.1% 2.49x 10.5%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Acquisition
Borrower Sponsor:	Jerome Kessler
Borrowers(1):	442 Sterling Place Realty LLC; 801 Ocean Avenue Realty LLC; JJRD Realty Associates LLC
Original Balance:	$19,000,000
Cut-off Date Balance:	$19,000,000
% by Initial UPB:	2.9%
Interest Rate:	4.1550%
Payment Date:	6th of each month
First Payment Date:	December 6, 2016
Maturity Date:	November 6, 2026
Amortization:	Interest Only
Additional Debt:	None
Call Protection:	L(25), YM1(91), O(4)
Lockbox / Cash Management(2):	Springing Hard / Springing

Reserves
	Initial	Monthly
Taxes(2):	$0	Springing
Insurance(2):	$0	Springing
Replacement:	$0	$614
Lease Sweep(2):	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$258
Balloon Balance / Sq. Ft.:	$258
Cut-off Date LTV(3):	51.1%
Balloon LTV(3):	51.1%
Underwritten NOI DSCR:	2.50x
Underwritten NCF DSCR:	2.49x
Underwritten NOI Debt Yield:	10.5%
Underwritten NCF Debt Yield:	10.5%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Single Tenant Retail
Collateral:	Fee Simple
Location:	Chicago, IL
Year Built / Renovated:	2016 / NAP
Total Sq. Ft.:	73,680
Property Management:	Self-managed
Underwritten NOI:	$2,003,150
Underwritten NCF:	$1,995,782
Appraised Value(3):	$37,175,000
Appraisal Date:	October 2, 2016

Historical NOI(4)
Most Recent NOI:	NAV
2015 NOI:	NAP
2014 NOI:	NAP
2013 NOI:	NAP

Historical Occupancy(4)
Most Recent Occupancy:	100.0% (November 6, 2016)
2015 Occupancy:	NAP
2014 Occupancy:	NAP
2013 Occupancy:	NAP
(1)	442 Sterling Place Realty LLC, 801 Ocean Avenue Realty LLC and JJRD Realty Associates LLC own the Mariano’s Bronzeville property as three closed tenants-in-common.
(2)	A hard lockbox, in place cash management and a cash sweep are required upon (i) an event of default until cured, (ii) any bankruptcy action of the borrower, principal, guarantor or property manager (if any), until in the case of bankruptcy action of property manager only, if the borrower replaces the manager with a qualified manager, or (iii) the occurrence of a Lease Sweep Period, until cured. A “Lease Sweep Period” and monthly escrows for taxes and insurance will commence upon (i) the tenant, Mariano’s Fresh Market, being in monetary default for a period of 10 days after notice, (ii) the tenant being dark for more than 12 consecutive months or at any time during the last two years of the term of the loan, (iii) the tenant, Mariano’s Fresh Market, giving notice of its intent to terminate, cancel or surrender its lease, (iv) the tenant’s, Mariano’s Fresh Market, lease being terminated or cancelled, (v) any bankruptcy action of the tenant or its parent Kroger, or (vi) Kroger’s debt rating falling below “BB” as rated by S&P and/or “Ba2” as rated by Moody’s for two consecutive calendar quarters during the term of the loan.
(3)	Based on the appraiser’s hypothetical dark value of $20,625,000, which assumes the property to be vacant and available for lease, the loan-to-dark-value ratio is 92.1%.
(4)	Historical NOI and Occupancy are not applicable as the property was built in 2016.

TRANSACTION HIGHLIGHTS

■	Property. Mariano’s Bronzeville is a newly built, free-standing, built-to-suit, Class A, grocery store that is 100.0% occupied by Mariano’s Fresh Market on a triple-net lease through 2036.

■	Tenant. Mariano’s Fresh Market, a subsidiary of Roundy’s, is a supermarket chain with 39 locations in the Chicago area as of October 11, 2016. The Mariano’s lease is guaranteed by Kroger Co. (rated BBB/Baa1/BBB by Fitch/Moody’s/S&P) which acquired Roundy’s in December 2015. Headquartered in Cincinnati, Ohio, Kroger Co. is one of the largest supermarket chains in the United States based on annual sales. As of January 2016, Kroger operated 2,778 supermarkets and multi-department stores and achieved total sales of approximately $109.8 billion in 2015.

■	Location/Competition. The property is situated at the corner of Martin Luther King Drive and Pershing Road in the Bronzeville neighborhood of Chicago, IL. Bronzeville is a well-established and densely built-out neighborhood with a population of approximately 242,000 within a three-mile radius of the subject property. Additionally, there is only one other grocery store in the Bronzeville neighborhood, a Jewel-Osco located one-mile north of the property.

■	Borrower Sponsor. At loan closing, the borrower sponsor contributed approximately $15.2 million in cash equity (44.0% of purchase price) to facilitate the acquisition.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1417, 1425, 1457, 1469, 1481 8th Avenue Bethlehem, PA 18018	Collateral Asset Summary – Loan No. 15 Plaza on 8th	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$17,000,000 64.6% 1.46x 9.5%

Mortgage Loan Information
Loan Seller:	UBS AG
Loan Purpose:	Refinance
Borrower Sponsor:	Dennis E. Benner
Borrower:	DB3, LLC
Original Balance:	$17,000,000
Cut-off Date Balance:	$17,000,000
% by Initial UPB:	2.6%
Interest Rate:	4.8100%
Payment Date:	6th of each month
First Payment Date:	January 6, 2017
Maturity Date:	December 6, 2026
Amortization:	Interest only for the first 36 months; 360 months thereafter
Additional Debt:	None
Call Protection:	L(24), D(92), O(4)
Lockbox / Cash Management(1):	Springing Hard / Springing

Reserves
	Initial	Monthly
Taxes(2):	$5,142	$723
Insurance(3):	$7,321	$1,294
Replacement(3):	$0	$835
TI/LC(4):	$0	Springing
Condominium Common Charge(5):	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$255
Balloon Balance / Sq. Ft.:	$225
Cut-off Date LTV:	64.6%
Balloon LTV:	57.0%
Underwritten NOI DSCR(6):	1.51x
Underwritten NCF DSCR(6):	1.46x
Underwritten NOI Debt Yield:	9.5%
Underwritten NCF Debt Yield:	9.2%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Office / Retail
Collateral:	Fee Simple
Location:	Bethlehem, PA
Year Built / Renovated:	2010-2012 / NAP
Total Sq. Ft.:	66,683
Property Management:	Summit Management And Realty Company d/b/a NAI Summit
Underwritten NOI:	$1,619,014
Underwritten NCF:	$1,565,930
Appraised Value:	$26,300,000
Appraisal Date:	October 3, 2016

Historical NOI
Most Recent NOI:	$1,510,779 (T-12 August 31, 2016)
2015 NOI:	$1,471,765 (December 31, 2015)
2014 NOI:	$1,384,075 (December 31, 2014)
2013 NOI:	$1,237,439 (December 31, 2013)

Historical Occupancy
Most Recent Occupancy:	96.8% (September 22, 2016)
2015 Occupancy:	100.0% (December 31, 2015)
2014 Occupancy:	100.0% (December 31, 2014)
2013 Occupancy:	100.0% (December 31, 2013)
(1)	A hard lockbox will be established and in-place cash management will commence upon the occurrence of (i) an event of default, (ii) any bankruptcy or insolvency proceeding of the borrower, guarantor or property manager, (iii) the debt service coverage ratio being less than 1.30x, (iv) any fraud or misappropriations of funds or felony indictment of the guarantor or director or officer of the borrower or guarantor or the property manager or director or officer of the property manager or (v) a material tenant trigger event will have occurred and is continuing, among others. A “Material Tenant” means (i) CVS Pharmacy, (ii) PNC Bank, (iii) St. Luke’s Health Network or (iv) any tenant, guarantor, or replacement that together with its affiliates, leases space comprising 20% or more of either (a) the total rentable sq. ft. at the property or (b) the total in-place base rent at the property.

(2)	As it relates to CVS Pharmacy, PNC Bank, and/or St. Luke’s as applicable, the borrower will not be required to make monthly real estate tax escrows associated with such tenant so long as (i) the applicable tenant is obligated pursuant to its lease to pay, and is paying, all taxes directly to the applicable governmental authorities and (ii) no material tenant trigger event will have occurred and is continuing, among others.

(3)	As it relates to CVS Pharmacy and/or PNC Bank, as applicable, so long as (i) no material tenant trigger event will have occurred and is continuing, and (ii) (a) the applicable tenant is obligated pursuant to its lease to maintain, and is maintaining, insurance pursuant to the requirements set forth in the loan documents, among others, the borrower will not be required to make monthly insurance escrows associated with such tenant or (b) the applicable tenant is obligated pursuant to its lease to maintain, and is maintaining, its leased space in a condition acceptable to the lender, among others, the borrower will not be required to make monthly replacement escrows associated with such tenant.

(4)	The borrower will not be required to make monthly TI/LC escrows so long as no material tenant trigger event will have occurred and is continuing and each of the leases as applicable to CVS Pharmacy, PNC Bank and St. Luke’s are in full force and effect, among others.

(5)	The borrower will not be required to make monthly condominium common charges so long as (i) no event of default has occurred and (ii) the borrower delivers to the lender written evidence that no condominium common charges are due.

(6)	Based on amortizing debt service payments. Based on current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.95x and 1.89x, respectively.

TRANSACTION HIGHLIGHTS

■	Property. The Plaza on 8th property is an office and retail development located in Bethlehem, Pennsylvania. The development is structured as a condominium association, in which the borrower owns 72.1% of the proportionate interests and maintains control of the condominium association board. Built between 2010 and 2012 by the borrower sponsor, the property consists of five buildings totaling 66,683 sq. ft. St. Luke’s Health Network, Inc. (Moody’s: A3) occupies two buildings under separate triple net leases. CVS Pharmacy (Moody’s/S&P: Baa1/BBB+) and PNC Bank (Moody’s/Fitch/S&P: A3/A+/A-) occupy and operate their buildings under ground leases. Etowah Dialysis (DaVita Dialysis) occupies its own building under a triple net lease, which is guaranteed by St. Luke’s Health Network, Inc., as assignor, for up to 40% of the rent payable under the lease. The property is currently 96.8% occupied and has weighted average remaining lease term of 15.5 years.

■	Borrower Sponsor. The borrower sponsor and non-recourse carve-out guarantor is Dennis E. Benner. The borrower sponsor has over 30 years of real estate experience including 11 completed developments in the Lehigh Valley region. The borrower sponsor is a partner at Benner & Piperato law firm, specializing in commercial and residential real estate law.

■	Market and Demographics. The property is located approximately one mile north of the Bethlehem central business district and is accessible by US Route 22 (2.0 miles), the primary arterial traveling through the Lehigh Valley and PA Route 378 (0.6 miles from the property). The property is located in the Lehigh/Northampton office submarket of Philadelphia, which demonstrated a submarket occupancy rate of 90.6% with asking rents of $20.66 per sq. ft. as of the second quarter of 2016. The estimated 2016 population and average household income within a three-mile radius is 98,697 and $64,883, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

STATEMENT REGARDING ASSUMPTIONS AS TO
SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

This material is for your information, and none of Cantor Fitzgerald & Co. Inc., UBS Securities LLC, SG Americas Securities, LLC and CastleOak Securities, L.P. (the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Neither this document nor anything contained herein shall form the basis for any contract or commitment whatsoever. The information contained herein is preliminary as of the date hereof. These materials are subject to change, completion or amendment from time to time. The information contained herein will be superseded by similar information delivered to you as part of the offering document relating to the Commercial Mortgage Pass-Through Certificates, Series CFCRE 2016-C7 (the “Offering Document”). The Information supersedes any such information previously delivered. The Information should be reviewed only in conjunction with the entire Offering Document. All of the information contained herein is subject to the same limitations and qualifications contained in the Offering Document. The information contained herein does not contain all relevant information relating to the underlying mortgage loans or mortgaged properties. Such information is described elsewhere in the Offering Document. The information contained herein will be more fully described elsewhere in the Offering Document. The information contained herein should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, prospective investors are strongly urged to read the Offering Document its entirety. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this free writing prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The attached information contains certain tables and other statistical analyses (the “Computational Materials”) which have been prepared in reliance upon information furnished by the Mortgage Loan Sellers. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments or losses on the underlying assets will occur at rates higher or lower than the rates shown in the attached Computational Materials. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. None of Underwriters or any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

This document contains forward-looking statements. Those statements are subject to certain risks and uncertainties that could cause the success of collections and the actual cash flow generated to differ materially from the information set forth herein. While such information reflects projections prepared in good faith based upon methods and data that are believed to be reasonable and accurate as of the dates thereof, the issuer undertakes no obligation to revise these forward-looking statements to reflect subsequent events or circumstances. Individuals should not place undue reliance on forward-looking statements and are advised to make their own independent analysis and determination with respect to the forecasted periods, which reflect the issuer’s view only as of the date hereof.

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